Securities Act File No. 333-284170

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

HORIZON FUNDS

(Exact Name of Registrant as Specified in Charter)

 6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

(Address of Principal Executive Offices)

(704) 544-2399

(Registrant's Area Code and Telephone Number)

Matthew S. Chambers

Horizon Funds

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

(Name and Address of Agent for Service)

With Copies To:

Jeffrey T. Skinner, Esq.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, North Carolina 27101

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of Securities Being Registered:

Centre American Select Equity Fund - Advisor Class and Investor Class Shares

Centre Global Infrastructure Fund - Advisor Class and Investor Class Shares

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Centre American Select Equity Fund

Centre Global Infrastructure Fund

Each a Series of:

Centre Funds

48 Wall Street, Suite 1100

New York, New York 10005

February 7, 2025

Dear Valued Shareholder:

A joint Special Meeting of Shareholders (the “Special Meeting”) of Centre American Select Equity Fund and Centre Global Infrastructure Fund (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of Centre Funds (“Centre Funds”), has been scheduled for March 27, 2025, at the offices of Centre Asset Management, LLC, 48 Wall Street, New York, NY at 10:30 am ET. At the Special Meeting, shareholders of each Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of their Acquired Fund into a corresponding, newly created series (each, an “Acquiring Fund” and together, the “Acquiring Funds”) of Horizon Funds (“Horizon Funds”). The Reorganization Agreement will: (i) provide for the transfer of all of the assets of the applicable Acquired Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund; (ii) the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund, and (iii) the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The shares of the applicable Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the corresponding Acquired Fund at the time of the Reorganization. Shares will be exchanged as follows:

Acquired Funds (Centre Funds)		Acquiring Funds (Horizon Funds)
Centre American Select Equity Fund	→	Centre American Select Equity Fund
Investor Class	→	Advisor Class
Institutional Class	→	Investor Class
Centre Global Infrastructure Fund	→	Centre Global Infrastructure Fund
Investor Class	→	Advisor Class
Institutional Class	→	Investor Class

On October 17, 2024, Centre Asset Management, LLC (“Centre”) and certain of Centre’s related parties entered into an asset purchase and contribution agreement with Horizon Investments, LLC (“Horizon”), the investment adviser of the Acquiring Funds, and Horizon Parent Holdings, LLC, pursuant to which Horizon will, subject to the satisfaction of certain closing conditions (including approval of the Acquired Funds’ shareholders), acquire certain of Centre’s assets that relate to, or are used or held for use in connection with, Centre’s investment advisory business, including Centre’s management and operation of the Acquired Funds (the “Transaction”).

In order to implement each Reorganization in connection with the Transaction, the Board of Trustees of Horizon Funds has established each Acquiring Fund as a newly organized fund and series of Horizon Funds that will commence operations upon the closing of the Reorganization of the corresponding Acquired Fund. Each Acquiring Fund will be managed by Horizon and will have the same investment objectives, principal investment strategies, and principal risks as the corresponding Acquired Fund. Immediately following the Reorganizations, which will take place simultaneously with the closing of the Transaction, the Acquired Funds’ sole portfolio manager, Mr. James A. Abate (“Mr. Abate”), is expected to join Horizon as Managing Director, Fundamental Equities.

Mr. Abate will continue to serve as the Portfolio Manager for each Acquiring Fund in his capacity as Managing Director, Fundamental Equities of Horizon. The Acquiring Funds, which will have the same name as Acquired Funds, will have the same investment objective, principal investment strategies, and principal risks as those of the corresponding Acquired Fund, and each Acquiring Fund’s overall expenses are estimated to be the same or lower as the overall expenses of the corresponding Acquired Fund.

The Reorganization of each Acquired Fund generally is not expected to result in the recognition of material gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganizations. The closing of the Transaction is contingent upon each Acquired Fund receiving shareholder approval of its Reorganization. If the shareholders of an Acquired Fund do not approve the Reorganization of the Acquired Fund, then that Reorganization will not be implemented and the Board of Trustees of Centre Funds (the “Board”) may consider additional actions as it deems to be in the best interests of such Acquired Fund.

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After careful consideration, for the reasons discussed in the enclosed Combined Proxy Statement and Prospectus (the “Combined Proxy Statement and Prospectus”), and based on the recommendation of the Acquired Funds’ investment adviser, Centre, the Board has approved the Reorganizations and the solicitation of the Acquired Funds’ shareholders with respect to the Reorganization Agreement, and recommends that shareholders of each Acquired Fund vote “FOR” the proposal to approve the Reorganization Agreement.

The Combined Proxy Statement and Prospectus is designed to give you more information about the proposals. If you have any questions regarding the proposals to be voted on, please do not hesitate to call (800) 659-6590. If you were a shareholder of record of an Acquired Fund as of the close of business on January 31, 2025, the record date for the Special Meeting, you are entitled to vote on the proposals applicable to that Acquired Fund at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Acquired Funds.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Combined Proxy Statement and Prospectus and cast your vote. It is important that your vote be received no later than March 27, 2025.

Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online by following the instructions found on your proxy card, by telephone at the number provided on the proxy card, or at the Special Meeting. Any proposal submitted to a vote at the Special Meeting may be voted at the Special Meeting, by phone or online using the instructions found on your proxy card, or by written proxy. If you have any questions regarding the Combined Proxy Statement/Prospectus, please call EQ Fund Solutions, LLC, our proxy solicitation firm, toll-free at (800) 659-6590. Thank you for your continued support.

Respectfully,

/s/ James Abate

James A. Abate

Trustee, President, Secretary and Treasurer, Centre Funds

Centre American Select Equity Fund

Centre Global Infrastructure Fund

Each a Series of:

Centre Funds

48 Wall Street, Suite 1100

New York, New York 10005

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 27, 2025

NOTICE IS HEREBY GIVEN that Centre Funds, a Delaware statutory trust (“Centre Funds”), will hold a joint Special Meeting of Shareholders (the “Special Meeting”) of Centre American Select Equity Fund and Centre Global Infrastructure Fund, each a series of Centre Funds (each, an “Acquired Fund” and together, the “Acquired Funds”), on March 27, 2025, at the offices of Centre Asset Management, LLC, 48 Wall Street, New York, NY at 10:30 am ET. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below, as applicable. Specifically, shareholders of the Centre American Select Equity Fund will be asked to consider and vote upon Proposal 1, and shareholders of the Centre Global Infrastructure Fund will be asked to consider and vote upon Proposal 2. Shareholders of each Acquired Fund will be asked to consider and vote on the third proposal, if necessary.

Proposal 1: Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Centre American Select Equity Fund (with respect to this Proposal 1, the “Acquired Fund”) to Centre American Select Equity Fund (with respect to this Proposal 1, the “Acquiring Fund”), a newly created series of Horizon Funds (“Horizon Funds”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund.

Proposal 2: Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Centre Global Infrastructure Fund (with respect to this Proposal 2, the “Acquired Fund”) to Centre Global Infrastructure Fund (with respect to this Proposal 2, the “Acquiring Fund”), a newly created series of Horizon Funds, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund.

Proposal 3: For shareholders of both Acquired Funds, to transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Only holders of record of the shares of beneficial interest in each Acquired Fund as of the close of business on January 31, 2025 will receive notice of the Special Meeting and will be entitled to vote on the proposals at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve each Reorganization is not obtained at the Special Meeting the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to a proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares voted in person or by proxy. If a quorum is not present, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the Special Meeting may, by motion of the person presiding thereat, be adjourned when such proposal to adjourn is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter to be adjourned.

The Board of Trustees of Centre Funds has unanimously approved the Reorganizations and recommends that you vote “FOR” the Reorganizations.

By Order of the Board of Trustees of Centre Funds,

/s/ James Abate

James A. Abate

Trustee, President, Secretary and Treasurer, Centre Funds

February 7, 2025

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 27, 2025, or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the Internet at https://vote.proxyonline.com/CentreFunds/docs/2025.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the Internet, by visiting the website address on your proxy card or by telephone using the toll-free number on your proxy card. Your prompt vote may save the Acquired Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the Special Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, vote online at the website listed on your proxy card, or vote by calling the number listed on your proxy card, whether or not you expect to be present at the Special Meeting. If you attend the Special Meeting, you may revoke your proxy and vote your shares at the Special Meeting.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in voting promptly. In addition to the solicitation of proxies by mail, you may receive a call from a representative of EQ Fund Solutions, LLC or from Centre if your vote is not received.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR VIA THE INTERNET

(1)	Read the Proxy Statement/Prospectus and have your Proxy Card handy.

(2)	Call the toll-free number or visit the website indicated on your Proxy Card.

(3)	Enter the number found in the shaded box on the front of your Proxy Card.

(4)	Follow the recorded or online instructions to cast your vote.

QUESTIONS AND ANSWERS RELATING TO THE REORGANIZATIONS

We recommend that you read the complete Combined Proxy Statement and Prospectus. The following Questions and Answers provide only a summary of some of the key features of the Reorganization (defined below) and of the information contained in this Combined Proxy Statement and Prospectus.

For purposes of the Proxy Statement/Prospectus, the terms “shareholder”, “you”, and “your” refer to shareholders of the applicable Acquired Fund.

Q. What is this document and why was it sent to me?

A. The Combined Proxy Statement and Prospectus is being sent to shareholders of Centre American Select Equity Fund and Centre Global Infrastructure Fund (each, an “Acquired Fund” and together, the “Acquired Funds”), each a series of Centre Funds (“Centre Funds”), in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to each Acquired Fund (the “Reorganization Agreement”) between Centre Funds and Horizon Funds (the form of which is attached as Appendix A) regarding the proposed reorganization of the Acquired Funds into newly created corresponding Acquiring Funds (as defined below) (each, a “Reorganization” and collectively, the “Reorganizations”) at the joint special meeting of the Acquired Funds’ shareholders (“Special Meeting”). The Combined Proxy Statement and Prospectus also serves to register the shares of Centre American Select Equity Fund and Centre Global Infrastructure Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”), each a new series of Horizon Funds (“Horizon Funds”) to be issued in the Reorganizations. The Acquired Funds and Acquiring Funds are also referred to collectively as the “Funds.”

Q. What are shareholders being asked to vote on at the upcoming Special Meeting on March 27, 2025?

A. The Special Meeting will be held on March 27, 2025, to consider the proposals to approve the Reorganization Agreement. With respect to each Reorganization, the approval of the shareholders of the applicable Acquired Fund is needed to proceed with the Reorganization of that Acquired Fund. If the shareholders of an Acquired Fund do not approve the Reorganization of that Acquired Fund, then the Reorganization of that Acquired Fund will not be implemented and the Board of Trustees of Centre Funds (the “Board”) may consider what further actions to take as they may deem to be in the best interests of the Acquired Fund and its shareholders. We are sending this document to you for your use in deciding whether to approve the proposal(s). This document includes a Notice of the Special Meeting, the Proxy Statement/Prospectus and a proxy card.

Q. Has the Board approved the Reorganizations?

A. Yes, the Board has approved the Reorganizations. After careful consideration, the Board, including all of the trustees who are not “interested persons” of Centre Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganizations are in the best interests of the Acquired Funds’ shareholders and that the Acquired Funds’ existing shareholders’ interests will not be diluted as a result of the Reorganizations.  The Board recommends that you vote “FOR” the proposal(s) to approve the Reorganization Agreement with respect to the Acquired Fund(s) of which you are a shareholder.

Q. Why are the Acquired Funds reorganizing into the Acquiring Funds?

A. The purpose of the Reorganizations is to reorganize and transition each Acquired Fund to the corresponding Acquiring Fund in Horizon Funds. The reason for the Reorganizations is that, on October 17, 2024, Centre Asset Management, LLC (“Centre”) and certain of Centre’s related parties entered into an asset purchase and contribution agreement with Horizon Investments, LLC (“Horizon”), the investment adviser of the Acquiring Funds, and Horizon Parent Holdings, LLC, pursuant to which Horizon will, subject to the satisfaction of certain closing conditions (including approval of the Acquired Funds’ shareholders), acquire certain of Centre’s assets that relate to, or are used or held for use in connection with, Centre’s investment advisory business, including Centre’s management and operation of the Acquired Funds (the “Transaction”).

Each Acquiring Fund is a newly created series of Horizon Funds that is substantially similar to its corresponding Acquired Fund and was created specifically for the purpose of acquiring the assets and assuming the liabilities of its corresponding Acquired Fund in connection with the Transaction.

Q. How will a Reorganization affect me as a shareholder of an Acquired Fund?

A. Following the Reorganization of an Acquired Fund of which you hold shares, you will be a shareholder of the corresponding Acquiring Fund, which has the same or substantially the same investment objective, principal investment strategies and principal risks and substantially similar policies as the corresponding Acquired Fund, as further described in the attached Combined Proxy Statement and Prospectus. Each Acquiring Fund will be managed in substantially the same way as its corresponding Acquired Fund. The primary differences will be (1) the investment adviser to the Acquiring Funds will be Horizon rather than Centre, (2) the service providers that provide service arrangements to the Acquiring Funds will be different, (3) the Acquiring Funds will be series of Horizon Funds instead of Centre Funds, (4) the Acquiring Funds will be governed by a different board of trustees than the Acquired Funds, and (5) the title (the name) of the share classes of the Acquiring Funds will be different than the names of the corresponding share classes of the Acquired Funds, as set forth in the chart below:

Acquired Funds (Centre Funds)		Acquiring Funds (Horizon Funds)
Centre American Select Equity Fund	→	Centre American Select Equity Fund
Investor Class	→	Advisor Class
Institutional Class	→	Investor Class
Centre Global Infrastructure Fund	→	Centre Global Infrastructure Fund
Investor Class	→	Advisor Class
Institutional Class	→	Investor Class

In the Reorganization of an Acquired Fund of which you hold shares, you will receive shares of the corresponding Acquiring Fund (of a similar class as your shares of the Acquired Fund held immediately prior to the Reorganization) equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Acquired Fund. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Acquired Fund will not be diluted. The Reorganization of each Acquired Fund generally is not expected to result in the recognition of material gain or loss by the Acquired Fund or its shareholders for federal income tax purposes.

Please refer to the section in the Combined Proxy Statement and Prospectus entitled “Comparison of the Acquired Fund and the Acquiring Fund - Material Differences in the Rights of Fund Shareholders” for more information about the differences between Centre Funds and Horizon Funds.

Q. Will the Board and service providers change?

The Centre Funds and Horizon Funds have different boards of trustees. The Acquired Funds and Acquiring Funds will have different service providers for administration, accounting, transfer agency, and distributions services (“Service Providers”) A comparison of the Service Providers is provided below.

Service Providers	Acquired Funds	Acquiring Funds
Fund Administrator and Fund Accountant	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Transfer Agent	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Principal Underwriter/Distributor	ALPS Distributors, Inc.	Quasar Distributors, LLC

Q. Who will manage the Acquiring Funds immediately after the closing of the Reorganizations?

A. If the Reorganizations are approved, Horizon will become the investment adviser to each Acquiring Fund. Mr. James A. Abate is the sole portfolio manager of the Acquired Funds and has managed the and the Centre American Select Equity Fund since December 2011 and the Centre Global Infrastructure Fund since January 2018. Immediately following the Reorganizations, which will take place simultaneously with the closing of the Transaction, Mr. Abate is expected to join Horizon as Managing Director, Fundamental Equities and will continue to manage each Acquiring Funds as Portfolio Manager.

Q. What are the primary differences between the investment objectives, principal investment strategies and principal risks of the Acquired Fund and the Acquiring Fund?

A. The investment objectives, principal investment strategies and principal investment risks of the Acquiring Funds are the same or substantially the same as those of the Acquired Fund. There are no changes anticipated to be made to either Acquired Fund’s portfolio as a result of the Reorganizations.

Q. How will the Reorganization affect the fees and expenses I pay as a shareholder of an Acquired Fund.

A. Each Acquiring Fund will pay the same annual management fee rate currently paid by the corresponding Acquired Fund.

The Investor Class shares of the Acquired Funds (equivalent to the Advisor Class of the Acquiring Funds) are currently subject to a distribution and shareholder services plan (the “Existing 12b-1 Plan”) that, pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1”), permits each Acquired Fund to pay expenses of activities that are primarily intended to result in the sale of the Investor Class of shares and expenses associated eligible shareholder services in an amount of up to 0.25% per year to intermediaries offering Investor Class shares of an Acquired Fund and/or providing eligible shareholder services to Acquired Fund Investor Class shareholders (“12b-1 Plan Fees”). The Investor Class shares of the Acquired Funds are also subject to a separate shareholder services plan (“Shareholder Services Plan”) authorizing the Acquired Funds to pay up to 0.15% of the average daily net assets attributable to Investor Class shares of the Acquired Funds to intermediaries performing non-distribution shareholder services (“Shareholder Services Plan Fees”). Together, the Investor Class of each Acquired Fund is subject to up to 0.40% in combined 12b-1 Plan Fees and Shareholder Services Plan Fees.

Institutional Class shares of the Acquired Funds are subject to the Shareholder Services Plan, which authorizes annual payment of Shareholder Services Plan Fees of up to 0.10% of the average daily net assets attributable to Institutional Class shares of the Acquired Funds. Institutional Class share of the Acquired Funds are not subject to 12b-1 Plan Fees.

In anticipation of the Reorganizations, the Acquiring Funds have adopted a distribution plan pursuant to Rule 12b-1 (the “New 12b-1 Plans”) permitting each Acquiring Fund to pay distribution and eligible shareholder services fees of up to: (i) 0.25% per year of Advisor Class shares; and (ii) up to 0.10% of Investor Class shares, to intermediaries offering the applicable class shares of an Acquiring Fund and/or providing other eligible shareholder services to such shareholders. Unlike the Acquired Funds, the Acquiring Funds will not be subject to a separate shareholder services plan. Accordingly, following the Reorganization, the Advisor Class shares of each Acquiring Fund will be subject to a maximum 0.25% in combined fees for distribution and shareholder services under the New 12b-1 Plan and the Investor Class shares of each Acquiring Fund will be subject to a maximum 0.10% in combined fees for distribution and shareholder services.

	Investor Class (Acquired Fund)	à	Advisor Class (Acquiring Fund)
12b-1 Plan Fees	0.25%		0.25%
Shareholder Services Plan Fees	0.15%		None
Maximum Total	0.40%		0.25%
	Institutional Class (Acquired Fund)	à	Investor Class (Acquiring Fund)
12b-1 Plan Fees	None		0.10%
Shareholder Services Plan Fees	0.10%		None
Maximum Total	0.10%		0.10%

Following the Reorganizations, the total annual fund operating expenses of each Acquiring Fund, after applicable fee waivers and/or expense reimbursements, are expected to be the same as, or lower than, those of the corresponding Acquired Fund. As described in more detail in the Combined Proxy Statement and Prospectus, Horizon has contractually agreed to waive its fees and/or reimburse expenses of each Acquiring Fund (each an “Expense Limitation Agreement”, and together the “Expense Limitation Agreements”) to the same or lower levels than Centre contractually agreed to waive its fees and/or reimburse expenses of each Acquired Fund to ensure that total annual fund operating expenses (subject to certain exclusions) will not exceed 0.95% of the average daily net assets attributable to each share class of Centre American Select Equity Fund, and 1.05% of the average daily net assets attributable to each share class of Centre Global Infrastructure Fund. Each Expense Limitation Agreement will be in effect for a period of more than two years following the Reorganizations (until March 31, 2028) and can only be terminated by a majority of the Fund’s trustees that are not “interested persons” of Horizon Funds (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the applicable Acquiring Fund.

Centre American Select Equity Fund
	Investor Class (Acquired Fund)	à	Advisor Class (Acquiring Fund)
Operating Expense Limit	1.10%[1]		0.95%[2]
	Institutional Class (Acquired Fund)	à	Investor Class (Acquiring Fund)
Operating Expense Limit	0.95%[1]		0.95%[2]
Centre Global Infrastructure Fund
	Investor Class (Acquired Fund)	à	Advisor Class (Acquiring Fund)
Operating Expense Limit	1.25%[1]		1.05%[2]
	Institutional Class (Acquired Fund)	à	Investor Class (Acquiring Fund)
Operating Expense Limit	1.10%[1]		1.05%[2]

[1]	Excludes, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business).
[2]	Excludes front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation).

There is no guarantee that Horizon will continue its contractual agreement to waive its fees and/or reimburse expenses of the Acquiring Funds at these levels following the expiration of the initial two-year period of the Expense Limitation Agreements; therefore, the Acquiring Funds’ total annual fund operating expenses may increase after the initial two-year period if such agreement to waive and/or reimburse expenses is not continued by Horizon.

Q. When will the Reorganizations occur?

A. The Reorganizations are expected to take effect on or about March 28, 2025 or as soon as possible thereafter.

Q. Who will pay for expenses related to the Special Meeting and the Reorganizations?

A. Horizon and Centre will bear the costs associated with the Reorganizations, Special Meeting, and solicitation of proxies. The Acquired Funds and the Acquiring Funds will not incur any expenses in connection with the Reorganizations, Special Meeting or solicitation of proxies.

Q. Will a Reorganization result in any U.S. federal income tax liability to me as a shareholder of an Acquired Fund?

A. Each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of material gain or loss by the applicable Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of each Reorganization, the applicable Acquiring Fund and the corresponding Acquired Fund will obtain an opinion of counsel regarding the federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Acquired Fund. Generally, such redemptions would be taxable transactions.

Q. Will I have to pay any sales charge, redemption or exchange fees in connection with a Reorganization?

A. No. You will not have to pay any front-end sales charges, redemption, or exchange fees in connection with a Reorganization.

Q. Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

A. Yes. You may redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Generally, such redemption would be a taxable transaction subject to applicable state and federal taxes. If the Reorganization is approved by the shareholders of the Acquired Fund, Acquired Fund shares that are held as of the date the Reorganization closes, will be exchanged for shares of the Acquiring Fund.

Q. Will there be any portfolio repositioning or other costs in connection with a Reorganization?

A. The Funds do not expect any repositioning (i.e., sale of securities) or other associated costs, such as brokerage commissions incurred from the sale of securities in connection with the Reorganizations. However, if any such repositioning were to occur, such costs would be borne by the applicable Acquired Fund.

Q. Who will benefit from the Reorganizations?

A. Horizon may be deemed to have an interest in the Reorganizations because, subject to the closing of the Transaction, it will become investment adviser to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment adviser. Centre may be deemed to have an interest in the Reorganizations because it has entered into an agreement with Horizon and Horizon Parent Holdings, LLC pursuant to which Horizon will acquire Centre’s assets for substantial consideration (the “Transaction”). In addition, James A. Abate may be deemed to have an interest in the Reorganizations because he is the principal owner of Centre and currently the sole portfolio manager of the Acquired Funds. If the Reorganizations are approved, Mr. Abate is expected to receive compensation as an employee of Horizon and to acquire an indirect equity interest in Horizon. Mr. Abate will receive substantial compensation in connection with Transaction because of his beneficial ownership of Centre. The Board (including all trustees who are not “interested persons” of the Acquired Funds), determined that the Reorganizations would be in the best interests of the Acquired Funds and the Acquired Funds’ respective shareholders. The closing of the Transaction is subject to the approval of the Reorganizations.

Q. Whom do I contact for further information?

A. You can contact your financial adviser for further information. You may also contact the Acquired Funds toll free at 1-855-298-4236 or visit the Acquired Funds’ website www.centrefunds.com. You may also contact the Acquiring Funds toll-free at 1-866-371-2399, or on the Acquiring Funds’ website www.horizonmutualfunds.com.

Q. What will happen if shareholders do not approve the Reorganizations?

A. The closing of the Transaction is contingent upon each Acquired Fund receiving shareholder approval of its Reorganization. If the shareholders of an Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization of such Acquired Fund will not be implemented and the Acquired Fund will continue to operate as a series of Centre Funds and continue to be managed by Centre. In such case, the Board may consider additional actions as it deems to be in the best interests of such Acquired Fund and its shareholders.

Q. How do I cast my vote?

A. You can vote in one of the following four ways:

1.	Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope;
2.	Call the toll-free number that appears on the enclosed proxy card and follow the simple instructions;
3.	Go to the website that appears on the enclosed proxy card and follow the simple instructions; or
4.	Attend the Special Meeting and vote in person.

Whether or not you plan to attend the Special Meeting, your prompt voting by proxy will help ensure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Acquired Fund, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person. If you have any questions regarding the proposed Reorganization or how to vote your shares, please call EQ Fund Solutions, LLC toll-free at (800) 659-6590.

Q. May I revoke my proxy?

A. Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Combined Proxy Statement and Prospectus. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

Q. What does the Board recommend?

A. After careful consideration and upon the recommendation of Centre, the Board unanimously approved the Reorganization Agreement and recommends that you vote “FOR” the proposal to approve your Acquired Fund’s Reorganization.

Q. When and where will the Special Meeting be held?

A. The Special Meeting is scheduled to be held at the offices of Centre Asset Management, LLC, located at 48 Wall Street, Suite 1100, New York, New York 10005 on March 27, 2025 at 10:30 am Eastern Time, and if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location.

COMBINED PROXY Statement AND Prospectus

February 7, 2025

FOR THE REORGANIZATIONS OF

Centre American Select Equity Fund

and

Centre Global Infrastructure Fund

each a series of

Centre Funds

48 Wall Street, Suite 1100

New York, New York 10005

1-855-298-4236

INTO

Centre American Select Equity Fund

and

Centre Global Infrastructure Fund

each a newly created series

of

Horizon Funds

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

This Combined Proxy Statement and Prospectus (this “Proxy Statement and Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Centre Funds, a Delaware statutory trust (“Centre Funds”), for use at a joint Special Meeting of Shareholders (the “Special Meeting”) of Centre American Select Equity Fund and Centre Global Infrastructure Fund, each a series of Centre Funds (each, an “Acquired Fund” and together, the “Acquired Funds”), on March 27, 2025, at the offices of Centre Asset Management, LLC, 48 Wall Street, New York, NY at 10:30 am ET. At the Special Meeting, you and the other shareholders of the Acquired Funds will be asked to consider and vote separately upon the proposals below, as applicable. Specifically, shareholders of the Centre American Select Equity Fund will be asked to consider and vote upon Proposal 1, and shareholders of the Centre Global Infrastructure Fund will be asked to consider and vote upon Proposal 2. Shareholders of each Acquired Fund will be asked to consider and vote on Proposal 3, if necessary.

Proposal 1: Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Centre American Select Equity Fund (with respect to this Proposal 1, the “Acquired Fund”) to Centre American Select Equity Fund (with respect to this Proposal 1, the “Acquiring Fund”), a newly created series of Horizon Funds (“Horizon Funds”), in exchange for (a) shares of the Acquiring Fund with an aggregate net asset value (“NAV”) per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund.

Proposal 2: Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of Centre Global Infrastructure Fund (with respect to this Proposal 2, the “Acquired Fund”) to Centre Global Infrastructure Fund (with respect to this Proposal 2, the “Acquiring Fund”), a newly created series of Horizon Funds, in exchange for (a) shares of the Acquiring Fund with an aggregate NAV per class equal to the aggregate NAV of the corresponding class of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, on a class-by-class basis, to the shareholders’ respective holdings of shares of the Acquired Fund.

Proposal 3: For shareholders of both Acquired Funds, to transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Subject to approval by shareholders the Reorganizations are expected to be consummated on March 28, 2025, or such other date as Centre Funds and Horizon Funds agree in writing. Failure of any of the conditions to closing as described in the Reorganization Agreement may result in the Reorganizations not being completed. If the Reorganizations are not completed, the Board will consider other possible courses of action in the best interests of shareholders, including liquidating the Acquired Funds. Further, if the Reorganizations are not completed the Acquiring Funds will not operate as separate series of Horizon Funds. This Combined Proxy Statement and Prospectus, proxy card and accompanying Notice of Special Meeting of Shareholders will be first sent or given to shareholders on or about February 13, 2025. Only shareholders of record at the close of business on January 31, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to Centre Funds, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Each Acquired Fund is a series of Centre Funds. Each Acquiring Fund is a newly created series of Horizon Funds, an open-end management investment company registered with the Securities and Exchange Commission (“SEC”), and also organized as a Delaware statutory trust. The Acquired Funds and Acquiring Funds are sometimes referred to below individually as a “Fund” and, collectively, as the “Funds.”

The following documents have been filed with the SEC and are incorporated by reference into this Combined Proxy Statement and Prospectus (which means these documents are considered legally to be part of this Combined Proxy Statement and Prospectus):

(i)	The Acquired Funds’ Prospectus and Statement of Additional Information dated January 28, 2025, filed with the SEC on January 28, 2025;

(ii)	The Acquired Funds’ Annual Report to Shareholders dated September 30, 2024, filed with the SEC on December 6, 2024; and

(iii)	The Acquired Funds’ Semi-Annual Report to Shareholders dated March 31, 2024, filed with the SEC on May 30, 2024

Because the Acquiring Funds were created to consummate the Reorganizations (which are subject to shareholder approval) the Acquiring Funds have not yet commenced operations as of the date of this Combined Proxy Statement and Prospectus. Accordingly, no annual or semi-annual reports are available for the Acquiring Funds at this time.

Additional copies of the foregoing documents and any more recent reports filed after the date hereof may be obtained without charge:

For the Acquiring Funds:

By Phone:	1-855-754-7932
By Mail:	Horizon Funds
By Internet:	www.horizonmutualfunds.com

For the Acquired Funds:

By Phone:	1-855-298-4236
By Mail:	Centre Funds
By Internet:	www.centrefunds.com

You also may view or obtain these documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement/Prospectus sets forth the basic information you should know before voting on the proposals. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated February 7, 2025, relating to this Proxy Statement/Prospectus, which is also incorporated by reference into this Proxy Statement/Prospectus. The Statement of Additional Information is available upon request and without charge by calling 1-855-754-7932.

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Proxy Statement and Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Proxy Statement and Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Date: February 7, 2025

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THIS Combined Proxy Statement and Prospectus IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Funds involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I. Proposals 1 and 2 – To Approve the Agreement and Plan of Reorganization	17
A. Overview	17
B. Comparison Fee Tables and Examples	18
C. Comparison of Fundamental Investment Limitations	31
D. Comparison of Distributors, Rule 12b-1 Plans, Shareholder Services Plans, and Purchase, Redemption and Valuation Policies	35
E. Key Information about the Reorganizations	42
1. Agreement and Plan of Reorganization	42
2. Description of the Acquiring Funds’ Shares	43
3. Board Considerations Relating to the Proposed Reorganizations	43
4. Federal Income Tax Consequences	44
5. Comparison of Forms of Organization and Shareholder Rights	45
6. Fiscal Year End	49
7. Capitalization	49
F. Additional Information About the Funds	49
1. Past Performance of the Acquired Funds	49
2. Comparison of Management of the Funds	53
3. Trustees for the Acquired Funds and Acquiring Funds	55
4. Expenses of the Reorganization	55
5. Additional Information About the Funds	55
G. Shareholder Communications with the Board	55
II. Voting Information	56
A. General Information	56
B. Method and Cost of Solicitation of Proxies	57
C. Right to Revoke Proxy	57
D. Security Ownership of Management and Principal Shareholders	57
E. Interest of Certain Persons in the Transaction	59
III. Miscellaneous Information	59
A. Other Business	59
B. Shareholder Proposals	59
C. Legal Matters	60
D. Householding	60
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B MORE ABOUT THE ACQUIRING FUNDS’	B-1
APPENDIX C FINANCIAL HIGHLIGHTS OF ACQUIRED FUNDS	C-1
APPENDIX D SUPPLEMENTAL FINANCIAL INFORMATION	D-1

I.	Proposals 1 and 2 – To Approve the Agreement and Plan of Reorganization

A.	Overview

Based on the recommendation of Centre Asset Management, LLC (“Centre”), the investment adviser for the Acquired Funds, the Board of Trustees of Centre Funds (the “Centre Board”) has called the Special Meeting to ask shareholders of each Acquired Fund to consider and vote on the applicable proposed reorganization (each, a “Reorganization” and together, the “Reorganizations”) of the Acquired Fund into the corresponding Acquiring Fund, each a new series of Horizon Funds. The Centre Board considered and approved each Reorganization at a meeting held on November 15, 2024, subject to the approval of the applicable Acquired Fund’s shareholders.

The Acquired Funds currently operate as separate series of Centre Funds. Centre currently is the investment adviser to the Acquired Funds and provides day-to-day portfolio management services to the Acquired Funds’ portfolios.

On October 17, 2024, Centre and certain of Centre’s related parties entered into an asset purchase and contribution agreement with Horizon Investments, LLC (“Horizon”), the investment adviser of the Acquiring Funds, and Horizon Parent Holdings, LLC, pursuant to which Horizon will, subject to the satisfaction of certain closing conditions (including approval of the Acquired Funds’ shareholders), acquire certain of Centre’s assets that relate to, or are used or held for use in connection with, Centre’s investment advisory business, including Centre’s management and operation of the Acquired Funds (the “Transaction”).

In connection with the Transaction, the Centre Board has approved each Reorganization, pursuant to an Agreement and Plan of Reorganization (“Reorganization Agreement”). In order to implement each Reorganization, the Board of Trustees of Horizon Funds has established each Acquiring Fund as a newly organized fund and series of Horizon Funds that will commence operations upon the closing of the Reorganization of the corresponding Acquired Fund. Each Acquiring Fund will be managed by Horizon and will have the same or substantially the same investment objectives, principal investment strategies, and principal risks as the corresponding Acquired Fund. Immediately following the Reorganizations, which will take place simultaneously with the closing of the Transaction, the Acquired Funds’ sole portfolio manager, Mr. James A. Abate (“Mr. Abate”), is expected to join Horizon as Managing Director, Fundamental Equities and to serve as Portfolio Manager for each Acquiring Fund. If shareholders approve the Reorganization of an Acquired Fund, then all of the assets of the Acquired Fund will be acquired by the corresponding Acquiring Fund, the corresponding Acquiring Fund will assume all of the liabilities of the Acquired Fund, and your shares of the Acquired Fund will be converted into shares of the corresponding Acquiring Fund.

The Centre Board has unanimously approved the Reorganization for each Acquired Fund and recommend that you vote “FOR” the Reorganizations.

Horizon Funds is not affiliated with Centre Funds or Centre. Centre Funds and Horizon Funds have different Boards of Trustees. Administration, accounting, transfer agency, and distribution services are provided to Centre Funds and Horizon Funds by the following entities:

Service Providers	Centre Funds (Acquired Funds )	Horizon Funds (Acquiring Funds)
Fund Administrator and Fund Accountant	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Transfer Agent	ALPS Fund Services, Inc.	U.S. Bank Global Fund Services
Principal Underwriter/Distributor	ALPS Distributors, Inc.	Quasar Distributors, LLC

Centre Funds believes that each Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of each Reorganization is conditioned upon the receipt by Horizon Funds and Centre Funds of an opinion to such effect from tax counsel to Horizon Funds. If a Reorganization so qualifies, the applicable Acquired Fund and its shareholders generally will not recognize any material gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its distribution of the corresponding Acquiring Fund’s shares in the Reorganization.

The Acquired Funds will not pay for the costs of the Reorganizations and the Special Meeting. Horizon and Centre will bear the costs associated with the Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement/Prospectus and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Horizon and Centre also may solicit proxies, without special compensation, by telephone or otherwise.

Based upon its due diligence of Horizon and the Acquiring Funds’ other service providers, a review of the Reorganization Agreement, and the recommendation of Centre, the Board, including a majority of the trustees who are not interested persons of the Acquired Funds, believes that the terms of the Reorganization Agreement are fair and reasonable and that undertaking the Reorganizations is in the best interests of the Acquired Funds and their existing shareholders. In approving the Reorganizations, the Board considered, among other things: (i) the even one-for-one exchange of shares from each Acquired Fund into its corresponding Acquiring Fund; (ii) the terms and conditions of the Reorganizations, including the representations, warranties, obligations and deliverables of the parties to the Reorganization Agreement; (iii) that each Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization; (iv) that the investment objective of each Acquired Fund is the same as each corresponding Acquiring Fund, and the principal investment strategies, policies and principal risks of each Acquired Fund are substantially the same as those of its corresponding Acquiring Fund; (v) that the Acquired Fund’s sole portfolio manager is expected to serve as the Portfolio Manager of the Acquiring Funds; (vi) that the total annual operating expenses (after applicable fee waivers and/or expense reimbursements) of each Acquiring Fund are expected to be the same or lower as the total annual operating expenses (after applicable fee waivers and/or expense reimbursements) of the corresponding Acquired Fund for at least two years from the date of the Reorganization; (vii) that Horizon has agreed to enter into an expense limitation agreement with each Acquiring Fund on terms comparable to, and in some cases more favorable than, the corresponding Acquired Fund’s current expense limitation agreement for a period of two years from the date of the Reorganization; (viii) that the Acquired Funds will not bear the cost of the Reorganizations; (ix) the qualifications and experience of the Acquiring Funds’ new service providers; (x) that each Reorganization would not result in the dilution of the applicable shareholders’ interests and no change to the NAV of the Acquired Funds is expected as a result of the Reorganizations; (xi) that each Reorganization would be submitted to the shareholders of the applicable Acquired Fund for approval; and (xii) that shareholders of an Acquired Fund who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

Based on the recommendation by Centre Funds, the Board approved the solicitation of the shareholders of the Acquired Funds to vote on the Reorganization Agreement, the form of which is attached to this Combined Proxy Statement and Prospectus in Appendix A. Additional information about the Centre Board’s considerations in approving the Reorganization Agreement is available below under “Key Information about the Reorganizations - Board Considerations Relating to the Proposed Reorganizations.”

B.	Comparison Fee Tables and Examples

The following shows the actual fees and expenses for each Acquired Fund based on the Acquired Funds’ assets for the fiscal year ended September 30, 2024. As the Acquiring Funds have not yet commenced operations as of the date of this Combined Proxy Statement and Prospectus, the “Other Expenses” shown for the Acquiring Funds are estimates. Additionally, because the Reorganizations will result in the Acquiring Funds redesignating the Acquired Funds’ share classes (the Acquired Funds’ Investor Class will become the Acquiring Funds Advisor Class, and the Acquired Fund’s Institutional Class will become the Acquiring Fund’s Investor Class) the fee comparisons below use the Acquiring Fund’s designation for both the Acquired Fund’s share classes and the Acquiring Fund’s share classes for ease of understanding.

Centre American Select Equity Fund

Acquired Fund’s Investor Class Compared to Acquiring Fund’s Advisor Class

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Acquired Fund	Acquiring Fund
Management Fees(1)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses (2)
Shareholder Service Fees	0.11%	None
Remaining Other Expenses	0.23%	0.12%
Total Annual Fund Operating Expenses	1.34%	1.12%
Fee Waiver and Expense Reimbursements	0.00%(3)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.34%	1.12%

Centre American Select Equity Fund

Acquired Fund’s Institutional Class Compared to Acquiring Fund’s Investor Class

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Acquired Fund	Acquiring Fund
Management Fees(1)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.10%
Other Expenses (2)
Shareholder Service Fees	0.08%	None
Remaining Other Expenses	0.25%	0.12%
Total Annual Fund Operating Expenses	1.08%	0.97%
Fee Waiver and Expense Reimbursements	(0.05)%(3)	0.00%(4)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.03%	0.97%

(1)	Under the applicable investment advisory agreement, the Acquired Fund pays to Centre and the Acquiring Fund pays to Horizon an investment advisory fee (accrued daily and payable monthly) at an annual rate of 0.75% of the Fund’s average daily net assets for the first $1 billion and 0.70% of the Fund's average daily net assets thereafter.
(2)	Other expenses for the Acquiring Fund have been adjusted from amounts incurred by the Acquired Fund’s most recent fiscal year end to reflect estimated current expenses for the Acquiring Fund.
(3)	Centre has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Acquired Fund for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Acquired Fund (on or about January 29, 2025) to the extent necessary to limit the total operating expenses of the Acquired Fund including (but not limited to) investment advisory fees of Centre, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Acquired Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Acquired Fund, upon 60 days’ written notice to Centre, but may not be terminated by Centre without the consent of the Board.
(4)	Horizon has contractually agreed to waive its fees and reimburse expenses of the Acquiring Fund, at least until March 31, 2028, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 0.95% of average daily net assets for each of the Advisor Class and Investor Class; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Acquiring Fund’s trustees that are not “interested persons” of Horizon Funds (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Acquiring Fund.

Centre Global infrastructure Fund

Acquired Fund’s Investor Class Compared to Acquiring Fund’s Advisor Class

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Acquired Fund Advisor Class	Acquiring Fund
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other Expenses (1)
Shareholder Service Fees	0.07%	None
Remaining Other Expenses	0.67%	0.43%
Total Annual Fund Operating Expenses	1.84%	1.53%
Fee Waiver and Expense Reimbursements	(0.27)%	(0.23)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.57%	1.30%

Centre Global infrastructure Fund

Acquired Fund’s Institutional Class Compared to Acquiring Fund’s Investor Class

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Acquired Fund	Acquiring Fund
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.10%
Other Expenses (1)
Shareholder Service Fees	0.05%	None
Remaining Other Expenses	0.67%	0.43%
Total Annual Fund Operating Expenses	1.57%	1.38%
Fee Waiver and Expense Reimbursements(2)(3)	(0.42)%	(0.23)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements/Recoupment	1.15%	1.15%

(1)	Other expenses for the Acquiring Fund have been adjusted from amounts incurred by the Acquired Fund’s most recent fiscal year end to reflect estimated current expenses for Acquiring Fund.
(2)	Centre has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Acquired Fund for an initial period of not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Acquired Fund (on or about January 29, 2026) incorporating the Fund’s financial statements for that fiscal year to the extent necessary to limit the total operating expenses of the Acquired Fund, including (but not limited to) investment advisory fees of Centre, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Acquired Fund’s business) to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Acquired Fund, upon 60 days’ written notice to Centre, but may not be terminated by Centre without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by Centre, and the recoupment may not cause the Acquired Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.
(3)	Horizon has contractually agreed to waive its fees and reimburse expenses of the Acquiring Fund, at least until March 31, 2028, so that the Total Annual Fund Operating Expenses After Fee Waivers and Reimbursement (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) do not exceed 1.05% of average daily net assets for each of the Advisor Class and Investor Class of the Acquiring Fund; provided, however, that any fees waived and expenses reimbursed are subject to possible recoupment by Horizon, within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment. This expense waiver agreement can only be terminated by a majority of the Acquiring Fund’s trustees that are not “interested persons” of Horizon Funds (as defined under the Investment Company Act of 1940, as amended) or a majority of the outstanding shares of the Acquiring Fund.

Example

The Example below is intended to help you compare the cost of investing in each Acquired Fund with the cost of investing in the corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that each Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. The example reflects the contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

Centre American Select Equity Fund	1 Year	3 Years	5 Years	10 Years
Acquired Fund – Investor Class Shares	$136	$424	$734	$1,611
Acquiring Fund – Advisor Class Shares (Pro forma)	$114	$356	$617	$1,363
Acquired Fund – Institutional Class Shares	$105	$338	$590	$1,311
Acquiring Fund – Investor Class Shares (Pro forma)	$99	$309	$536	$1,190

Centre Global Infrastructure Fund	1 Year	3 Years	5 Years	10 Years
Acquired Fund – Investor Class Shares	$160	$552	$970	$2,134
Acquiring Fund – Advisor Class Shares (Pro forma)	$132	$412	$632	$1,481
Acquired Fund – Institutional Class Shares	$120	$457	$818	$1,832
Acquiring Fund – Investor Class Shares (Pro forma)	$117	$365	$686	$1,594

A.	Comparison of Investment Objectives, Principal Investment Strategies and Risks

Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objective of the Centre American Select Equity Fund (Acquired Fund) and Centre American Select Equity Fund (Acquiring Fund) are identical. The investment objective of the Centre Global Infrastructure Fund (Acquired Fund) and the Centre Global Infrastructure Fund (Acquired Fund) are also the same. Each Fund’s investment objective may be changed without shareholder approval.

Fund	Investment Objective
Centre American Select Equity Fund (Acquired Fund)	The investment objective of the Fund is to seek long-term growth of capital.
Centre American Select Equity Fund (Acquiring Fund)	Identical.
Centre Global Infrastructure Fund (Acquired Fund)	The investment objective of the Fund is to seek long-term growth of capital and current income.
Centre Global Infrastructure Fund (Acquiring Fund)	Identical.

Comparison of Principal Investment Strategies

The principal investment strategies of each Acquired Fund are the same as the principal investment strategies of the corresponding Acquiring Fund. Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The 80% Policy is a non-fundamental investment policy that can be changed by a Fund upon 60 days’ prior written notice to shareholders. Each Fund must comply with its 80% Policy at the time the Fund invests its assets.

Centre American Select Equity Fund (Acquired Fund)	Centre American Select Equity Fund (Acquiring Fund)
The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, consist of those companies that: (i) are incorporated in the U.S.; and (ii) list their common stock on, and principally trade on, the New York Stock Exchange (“NYSE”) (including NYSE Arca and NYSE American), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of the Fund’s portfolio consists of investments in U.S. companies that are members of the S&P 500 Index or possess similar minimum market capitalization and trading volume attributes.[1] The Fund’s common stock investments may include exchange-listed equities from companies across various sectors and industries. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies, preferred stock, exchange-traded funds (“ETFs”), and preferred stock.	Identical.
In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added[2] framework to select investments. The framework focuses on the fundamentals of shareholder wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy shareholder wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.	Identical.
In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders’ interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reasons for investing in the security have changed.	Identical.

[1]	Under current S&P Dow Jones Indices market capitalization guidelines, companies are required to have a market value of at least $15.8 billion for listing in the S&P 500 Index. S&P Dow Jones Indices typically makes adjustments to its benchmark indexes on an annual basis.
[2]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

The Fund may purchase or sell exchange-traded derivative products, such as exchange-traded futures and options, for capital preservation, enhancement of returns, temporary cash management, or investment transition purposes. For example, the Adviser may utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio against significant equity market declines that may occur over short periods of time. Such capital protection strategies will be used tactically when the Adviser’s current assessment of market valuation indicates forward returns as low relative to downside risk and the cost to upside potential from utilizing portfolio preservation tools reasonable. A protective put option strategy, when tactically employed, is executed using exchange-traded put options on U.S. large capitalization Indices such as the S&P 500 Index to hedge the portfolio and to reduce volatility. Generally, S&P 500 Index put options and others have an inverse relationship to their underlying Index level, meaning that the value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund or on U.S. large capitalization Indices such as the S&P 500 Index at the time of the call sale. As the seller of the call option, the Fund receives cash (the premium) from the purchaser. Furthermore, the Fund may also invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund.	Identical.
The Fund generally maintains a fully-invested posture. As such, cash is typically held to a minimum. However, significant investor inflows may temporarily increase cash positions. The Fund may also, under unusual circumstances, take temporary defensive positions and hold up to 100% of its portfolio in cash or cash equivalent positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.	Identical.

Centre Global Infrastructure Fund (Acquired Fund)	Centre Global Infrastructure Fund (Acquiring Fund)
The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies. For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets. “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing). The Fund’s 80% investment policy (the “80% Policy”) is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund must comply with the 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with the 80% Policy.	Identical.
The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities), energy-related infrastructure companies organized as master limited partnerships (“MLPs”), common stock and convertible securities. The Fund’s common stock investments may consist of exchange-listed equities from companies across various industries, sectors and market capitalizations. The Fund may invest in convertible securities when the attributes of a particular company’s convertible security is superior, in terms of total return (interest or dividends plus capital appreciation), to the common shares of the same company.	Identical with the added disclosure: “There is no limitation on the credit quality or maturity of the debt securities in which the Fund may invest.”
Under normal market conditions, the Fund will invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies organized or located in at least three non-U.S. countries. Although the Fund may invest in emerging market securities without limit, under normal market conditions, the non-U.S. companies in which the Fund currently intends to invest will be organized or located primarily in developed market countries, such as Japan, Spain, Canada, and the United Kingdom. The Fund may also engage in transactions in foreign currencies. The Fund’s investments in securities of foreign issuers may include sponsored or unsponsored depositary receipts for such securities, such as American Depositary Receipts (“ADRs”) (which are typically issued by a U.S. financial institution (a depositary) and evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary) and Global Depositary Receipts (“GDRs”) (which are receipts issued outside the U.S., typically by non-U.S. banks and trust companies, and evidence ownership of either foreign or domestic securities).	Identical.

The Fund intends to generally maintain a fully-invested posture. As such, cash will typically be held to a minimum. However, significant client inflows may temporarily increase cash positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate.	Identical.
In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added[3] framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.	Identical.
In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally invest in the security have changed, such as a change in general market conditions, or in response to redemptions of Fund shares.	Identical.

[3]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

Comparison of Principal Risks

The principal risks of each Acquired Fund are the same as the principal risks of each corresponding Acquiring Fund, which are set forth in the following tables. The Funds describe and organize the principal risks associated with investments in each Acquired Fund and the corresponding Acquiring Fund the same because the Funds have the same investment objectives and principal investment strategies.

Centre American Select Equity Fund (Acquired Fund)	Centre American Select Equity Fund (Acquiring Fund)
Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.	Identical.
Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.	Identical.
Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.	Identical.
Sector Risk. To the extent that the Fund focuses its investments in the securities issued by companies in a particular market sector, such as materials, energy, and information technology, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.	Identical.

Derivative Risk. Loss may result from the Fund’s use of derivatives. The value of derivatives in which the Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to a non-exchange traded derivative transaction; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives may contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause the Fund to sustain large and sudden losses.	Identical.
Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.	Identical.
Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.	Identical.
Portfolio Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs.	Identical.
Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.	Identical.
Centre Global Infrastructure Fund (Acquired Fund)	Centre Global Infrastructure Fund (Acquiring Fund)
Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.	Identical.
Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.	Identical.

Infrastructure-Related Company Investment Risk. The Fund’s investments in infrastructure-related companies will expose the Fund, and make it more susceptible, to adverse economic or regulatory occurrences affecting those companies. Infrastructure-related companies may be subject to a variety of factors that, individually or collectively, may adversely affect their business or operations, including general or local economic conditions and political developments, changes in government spending on infrastructure projects, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, high degrees of leverage, difficulty in raising capital, costs associated with compliance with changes in environmental and other regulations, the deregulation of a particular industry or sector, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies. In addition, infrastructure-related companies may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other challenges and the imposition of special tariffs and changes in tax laws and accounting standards. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not focus its investments in such companies.	Identical.
Sector Risk. The Fund’s investments in securities issued by infrastructure-related companies may expose the Fund to the risks affecting a particular market sector, such as utilities, telecommunication services, energy or industrials. To the extent that the Fund’s investments are focused in such a sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.	Identical.
Fixed Income Securities Risk. Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. A period of economic conditions or monetary policy volatility leading to rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell them. As interest rates rise, the value of fixed income securities typically declines.	Identical.

Foreign and Emerging Market Securities Risk. The Fund will invest in foreign securities, which involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The value of the Fund’s investments may decline because of factors affecting a particular issuer, and/or factors affecting foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The Fund’s investments in ADRs and GDRs entail similar investment risks to direct ownership of foreign securities traded outside the U.S.	Identical.
Currency Risk. Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.	Identical.
Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The default of a single holding could have the potential to adversely affect the Fund's net asset value. It is possible that a security held by the Fund could have its credit rating downgraded or could default.	Identical.

Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.	Identical.
Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.	Identical.
Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of falling interest rates or dividend yields.	Identical.
Municipal Obligations. The Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. Municipal Obligations include general obligation bonds (which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest), revenue bonds (which are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer) and notes (which are short-term instruments issued by municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues). To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund is vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. From time to time Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.	Identical.
Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. The Fund may also face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, and substantial redemptions of the Fund’s shares.	Identical.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.	Identical.
MLP Investment Risk. An MLP that invests in a particular industry (e.g. oil, gas and consumable fuels) may be adversely affected by detrimental economic events within that industry. As a partnership, an MLP may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors, such as the Fund.	Identical.
Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.	Identical.
Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.	Identical.
Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.	Identical.

D.	Comparison of Fundamental Investment Limitations

The fundamental investment limitations (together, “Investment Limitations”) of each Acquired Fund and the Acquiring Funds are set forth in the following table. While the Investment Limitations of the Acquired Funds and the Acquiring Funds are substantially similar, certain clarifying edits have been made and, for, the Centre American Select Equity Fund, certain fundamental investment limitations have been reclassified as non-fundamental investment limitations or eliminated, as described in the table below. These changes are not expected to materially impact the operations of the Funds. Following the Reorganizations, the Fundamental Investment Limitations of each Acquiring Fund may only be amended with the approval of the shareholders of the applicable Acquiring Fund.

	Centre American Select Equity Fund (Acquired Fund)	Centre Global Infrastructure Fund (Acquired Fund)	Acquiring Funds
	The Acquired Fund will not:	The Acquired Fund will not:	The Acquiring Funds will not:
Issuing Senior Securities	Issue senior securities, except as permitted by the 1940 Act	Issue senior securities, except as permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.	Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.
Borrowing Money	Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	Borrow money, except to the extent permitted under the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.	Borrow money except as permitted under the 1940 Act.
Real Estate	Purchase or sell real estate or direct interests in real estate; provided, however, that the Acquired Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITS, mortgage-backed securities, and privately-held real estate funds)	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquired Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein; (ii) purchasing or selling securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); and/or (iii) making, purchasing or selling real estate mortgage loans;	Purchase or sell real estate, or invest in real estate limited partnerships, except the Acquiring Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, REITs, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.
Commodities	Invest in commodities.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquired Fund from (i) purchasing or selling commodity-linked instruments, including commodity-linked notes with respect to indices or individual commodities or otherwise; and/or (ii) investing in securities or other instruments that are linked to or secured by physical commodities or related indices.	Purchase or sell commodities or contracts thereon, except that the Acquiring Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity.

Underwriting Securities of Other Issuers	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Acquired Fund may be deemed to be an underwriter under certain federal securities laws	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Acquired Fund may be deemed to be an underwriter under certain federal securities laws.	Underwrite securities issued by other persons, except to the extent that the Acquiring Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund’s investment objective, policies and restrictions.
Making Loans	Make loans, provided that the Acquired Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan	Make loans, except through (i) any purchase of a debt obligation in accordance with its investment objective and policies; (ii) the use of any repurchase agreement, short-term commercial paper, certificates of deposit and bankers’ acceptances; (iii) the lending of portfolio securities; and (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder, or by guidance regarding, and interpretations of, or any exemptive orders under, the 1940 Act.	Make loans, except that the Acquiring Fund may, in accordance with its investment objective, policies and restrictions: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Acquiring Fund’s total assets.
Concentrating Investments in a Particular Industry or Group of Industries	Concentrate its investments. The Acquired Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Acquired Fund’s total assets.	Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.	Invest 25% or more of the value of its total assets in any one industry or group of industries. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.

Asset Representation	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Acquired Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.	With respect to 75% of its total assets: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Acquired Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to investments in (i) cash and cash items; (ii) securities of other registered investment companies including ETFs; and (iii) obligations of the United States Government, its agencies, or instrumentalities.	Make an investment unless 75% of the value of the Acquiring Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Acquiring Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Acquiring Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized
Pledging/Mortgaging Assets	Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.	No Corresponding Policy.

Non-Fundamental Policy: [4]

Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Acquiring Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of the Acquiring Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

Unlisted Securities	Invest in unlisted securities.	No Corresponding Policy.	No Corresponding Policy.
Control Over Portfolio Company	Make investments for the purpose of exercising control or management over a portfolio company.	No Corresponding Policy.	Non-Fundamental Policy: [4] Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

[4]	As a non-fundamental investment policy of the Acquiring Funds, this restriction may be changed by the Board of the Acquiring Funds without shareholder approval.

E.	Comparison of Distributors, Rule 12b-1 Plans, Shareholder Services Plans, and Purchase, Redemption and Valuation Policies

Distributors, Rule 12b-1 Plans (“12b-1 Plans”) and Shareholder Services Plans

	Acquired Funds	Acquiring Funds
Distributors	ALPS Distributors, Inc. distributes the shares of each Acquired Fund.	Quasar Distributors, LLC distributes the shares each Acquiring Fund.
12b-1 Plans	Centre Funds has adopted a plan pursuant to Rule 12b-1 for the Investor Class shares of each Acquired Fund. The 12b-1 Plan provides that the Acquired Funds may pay up to 0.25% of the average daily net assets of the Investor Class of shares to one or more persons (“authorized persons”) for the expenses of activities that are primarily intended to result in the sale of the Investor Class of shares. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement on behalf of the Acquired Funds, and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. The 12b-1 Plan is a compensation plan, meaning it permits the Acquired Funds to pay a fee to an authorized person that may be more than the eligible expenses an authorized person has incurred at the time of the payment. It must be demonstrated to the Board of Centre Funds, however, that the amounts received pursuant to the 12b-1 Plan have been spent or will be spent pursuant to a near-term plan. An Acquired Fund will not pay more than the maximum amount allowed under the 12b-1 Plan.	Horizon Funds has adopted, on behalf of the Advisor Class shares and Investor Class shares of each Acquiring Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). The 12b-1 Plan allows an Acquiring Fund to use part of its assets for the sale and distribution of these Shares, including advertising, marketing and other promotional activities, as well as shareholder servicing. For these services, under the 12b-1 Plan, each Acquiring Fund is authorized to pay the Distributor a distribution fee at the rate of up to 0.25% of average net assets attributable to Advisor Class shares and 0.10% of the average net assets attributable to Investor Class shares, as applicable, of that Acquiring Fund on an annualized basis. The Distributor may use monies authorized by the 12b-1 Plan to compensate other parties that have entered into selling and/or shareholder servicing agreements with Distributor with respect to the distribution of Acquiring Fund shares.
Shareholder Services Plans	Centre Funds adopted a shareholder services plan pursuant to which each Acquired Fund is authorized to pay third party service providers (each, a “Participating Organization”) for rendering non-distribution shareholder services (which services shall not include payments to registered representatives or personal services to a customer, but may include aggregating and processing purchase and redemption orders, providing beneficial owners with statements showing their positions, processing dividend payments, providing sub-accounting services for Shares held beneficially, forwarding shareholder communications and receiving, tabulating and transmitting proxies executed by beneficial owners) pursuant to an agreement with each Participating Organization. These payments may not exceed the annual rate of 0.15% with respect to Investor Class shares of an Acquired Fund and 0.10% with respect to Institutional Class shares of an Acquired Fund.	None.

Purchase, Redemption and Valuation Information

The following table highlights the purchase and redemption policies and valuation procedures of each Acquired Fund compared to those of the corresponding Acquiring Funds. Additional information regarding the purchase and redemption policies and valuation procedures of each Acquiring Fund’s shares is included in Appendix B.

	Acquired Funds	Acquiring Funds
Minimum Initial Investment and Minimum Additional Investment

Minimum Initial Investment Amount

Investor Class Shares: $5,000

Institutional Class Shares: $250,000

Minimum Subsequent Investment Amount

Investor Class Shares: $1,000

Institutional Class Shares: $10,000

Minimum Initial Investment Amount Advisor Class Shares: $2,500 Investor Class Shares: $2,500 Minimum Subsequent Investment Amount Advisor Class Shares: $250 Investor Class Shares: $250
Redeeming (Selling Shares)	Shareholders may redeem full and fractional shares of each Acquired Fund: ● By Mail ● By Telephone ● Online	Shareholders may redeem full and fractional shares of each Acquiring Fund: ● By Mail ● By Telephone
Redemption Fee	If you sell or exchange your shares of the Centre American Select Equity Fund or the Centre Global Infrastructure Fund after holding such shares for 90 days or less, a redemption fee of 2.00% may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Acquired Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.	None.
Sales Charges/Deferred Sales Charges	None.	None.

Exchanges

If you have held all or part of your shares in an Acquired Fund for at least seven days, you may exchange those shares for shares of another Acquired Fund of the same class. If you are an existing shareholder of an Acquired Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical. Any new account established through an exchange will be subject to all minimum requirements applicable to the shares. You may only transfer between classes of Funds if you meet the minimum investment requirements for the class into which you would like to transfer.

Before effecting an exchange, you should read the prospectus for the Acquired Fund into which you are exchanging.

Any exchange of shares will be made on the basis of their respective NAVs at the time of the exchange. Before making any exchange, be sure to review this prospectus closely and consider the differences between the Acquired Funds. Please note that since an exchange is the redemption of shares from one Fund followed by the purchase of shares in another fund, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless your account is tax deferred).

Your exchange will be effected at the NAV per share of the Acquired Fund and of the other Fund next determined after receipt of your request in Good Form. Exchange requests received by the Transfer Agent or appropriate financial intermediary (i) before the close of the NYSE on any business day will be effected at the NAV per share of the Acquired Fund and of the other Fund determined on that day or (ii) after the close of the NYSE on any business day will be effected at the NAV per share of the Acquired Fund and of the other Fund determined on the next business day.

Centre Funds reserves the right to reject any exchange request or to modify or terminate exchange privileges. Notice of all such modifications or termination will be given at least 60 days prior to the effective date of such change in the exchange privilege, except for unusual instances (such as when redemptions of the exchange are suspended under Section 22(e) of the 1940 Act, when sales are temporarily stopped, or in accordance with Centre Funds policy on excessive trading with respect to Acquired Fund shares). The exchange privilege may not be used for short-term or excessive trading or trading strategies harmful to the Acquired Funds.

Exchanges of all or a portion of your investment from an Acquiring Fund for shares in an identically registered account of another Horizon Fund may be made as long as the exchange is for the same class of shares of the other Horizon Fund. Any new account established through an exchange will be subject to the minimum investment requirements.

Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. Call the Acquiring Funds to learn more about exchanges. If you purchased shares of an Acquiring Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for your financial intermediary’s policies to effect an exchange.

The Acquiring Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Acquiring Funds’ performance and shareholders. Therefore, each Acquiring Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Acquiring Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

Automatic Monthly Investment Plan	You may establish an automatic investment plan when you open your account. To do so, please complete the automatic investment plan section of the Account Application. You may also establish an automatic investment plan by completing an Account Options Form or by visiting www.centrefunds.com.	Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Acquiring Fund, on a monthly basis. In order to participate in the Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Acquiring Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Acquiring Fund’s transfer agent at 1-855-754-7932 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.
Small Accounts	Each Acquired Fund reserves the right to redeem shares in any shareholder account with a fund share balance of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30 days' prior written notice. If the fund share balance is increased by the shareholder to at least $5,000 during the notice period, shares in the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.	If a shareholder’s account value drops below $2,500 as a result of the shareholder’s redemptions, the Acquiring Funds may redeem the remaining shares in the shareholder’s account. The Acquiring Funds will notify a shareholder in writing of their intent to redeem shares. The Acquiring Funds will allow at least sixty days thereafter for a shareholder to make an additional investment to bring their account value up to at least the minimum amount before the Acquiring Funds will process the redemption.
Redemptions In-Kind	Each Fund reserves the right to satisfy any redemption request by making payment in securities held in the Acquired Fund’s portfolio. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Acquired Fund’s NAV per share. Shareholders receiving portfolio securities may incur brokerage costs when the securities are sold and their value may have increased or decreased prior to completion of the transaction.

The Acquiring Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of an Acquiring Fund’s assets). The securities will be chosen by each Fund and be valued at an amount equal to the net asset value of the shares being redeemed. A shareholder may incur transaction expenses in subsequently converting these securities to cash.

Dividends and Distributions

The Centre American Select Equity Fund typically distributes its net income and capital gains one time during each calendar year, usually in December.

The Centre Global Infrastructure Fund generally expects to pay distributions from net income, if any, on a monthly basis, and distribute capital gains one time during each calendar year, usually in December.

An Acquired Fund may have tax losses available for offsetting ordinary income and capital gains. These losses, based on existing tax law, may limit the ability of the Centre Global Infrastructure Fund to make monthly distributions to shareholders out of current ordinary income. For the convenience of investors, an Acquired Fund will reinvest all income and capital gains distributions in full and fractional shares of that Acquired Fund, unless the shareholder elected to receive the distribution payments in cash.

Although the Acquired Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by these Acquired Funds, regardless of whether distributions are paid by the Acquired Funds in cash or are reinvested in additional Acquired Fund shares.

The Centre American Select Equity Fund distributes dividends annually.

The Centre Global Infrastructure Fund distributes dividends monthly. Each Fund distributes capital gains annually.

These distributions are typically declared and paid in December, and are taxable as if paid on December 31st of the year declared. An Acquiring Fund may make an additional distribution if necessary to avoid federal income taxes, excise taxes, or as otherwise approved by the Board of Trustees. The Internal Revenue Service (“IRS”) requires you to report these amounts on your income tax return for the year declared. An Acquiring Fund may have tax losses available for offsetting ordinary income and capital gains. These losses, based on existing tax law, may limit the ability of the Centre Global Infrastructure Fund to make monthly distributions to shareholders out of current ordinary income.

Frequent Trading

Frequent purchases and redemptions (“Frequent Trading”) of an Acquired Fund’s shares may present a number of risks to other shareholders of that Acquired Fund. These risks may include, among other things, dilution in the value of shares of the Acquired Fund held by long-term shareholders, interference with the efficient management by the Adviser of an Acquired Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for an Acquired Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, an Acquired Fund could face losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of an Acquired Fund. The Board has adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Acquired Funds. Centre Funds, through the Transfer Agent, monitors shareholder trading activity to help ensure compliance with Centre Funds policies. Each Acquired Fund reserves the right to refuse any purchase order, and/or restrict or terminate purchase privileges if the Acquired Fund determines that a shareholder has engaged in more than one round-trip transaction in any of the Acquired Funds within a 30-day rolling period.

The board of trustees of Horizon Funds has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Acquiring Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Acquiring Fund performance. Such practices may dilute the value of Acquiring Fund shares, interfere with the efficient management of the Acquiring Funds’ investments, and increase brokerage and administrative costs. The Acquiring Funds may reject purchase orders or temporarily or permanently revoke privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Acquiring Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Acquiring Funds upon request. The Acquiring Funds do not accommodate frequent purchases and redemptions of Acquiring Fund shares by Acquiring Fund shareholders.

To prevent disruption in the management of the Acquiring Fund, excessive trading or exchange activity is limited. An investor’s right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 7 calendar days of purchase.

NAV Per Share

The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) per share after an order is received, subject to the order being received by the Acquired Fund in Good Form (as defined below). An Acquired Fund’s NAV per share is calculated by dividing the value of the Acquired Fund’s total assets, less liabilities (including Acquired Fund expenses, which are accrued daily), by the total number of outstanding shares of the Acquired Fund. The NAV per share of an Acquired Fund is calculated at the close of regular trading on the NYSE (ordinarily, 4:00 p.m. Eastern Time), only on business days that the NYSE is open for business. The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board.

Securities held by the Acquired Funds are generally calculated at market value by quotations from the primary market in which they are traded. The Acquired Funds normally use third-party pricing services to obtain market quotations.

The price of each Acquiring Fund’s shares is based on the Acquiring Fund’s NAV. Each Fund’s NAV is calculated on each day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed on weekends and most national holidays. The calculated and reported NAV of an Acquiring Fund is the value of a single share of the Acquiring Fund. The NAV is calculated for each Fund at the close of business of the NYSE, normally 4:00 p.m. Eastern time (“Valuation Time”), and the price at which a purchase or redemption of an Acquiring Fund share is effected is based on the next calculation of net asset value after the order is placed. Each Fund’s NAV is determined by subtracting the total of an Acquiring Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding. Due to the fact that different expenses are charged to the Advisor Class, Institutional Class and Investor Class shares of an Acquiring Fund, the NAV of the three classes of an Acquiring Fund may vary. The value of an Acquiring Fund’s total assets is generally based on the market value of the securities that an Acquiring Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). Certain short-term securities are valued on the basis of amortized cost. Foreign securities may be traded in their primary markets on weekends or other days when an Acquiring Fund does not price its shares. Similarly, when the Acquiring Funds hold securities traded in foreign markets that close prior to U.S. markets then significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Acquiring Funds. Therefore, the NAV of an Acquiring Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem their Fund shares. The Acquiring Funds normally use third party pricing services to obtain market quotations.

Fair Valuation

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

If a security does not have a readily available market quotation, Horizon values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Acquiring Funds’ board of trustees. The types of securities for which fair value pricing is required include, but are not limited to:

●

Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●

Securities for which, in the judgment of Horizon, the prices or values available do not represent the fair value of the instrument. Factors which may cause Horizon to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

●

Securities determined to be illiquid; and

●

Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to an Acquiring Fund’s calculation of its NAV.

F.	Key Information about the Reorganizations

1.	Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of each Acquired Fund will be asked to approve the Reorganization Agreement to reorganize the applicable Acquired Fund into a corresponding Acquiring Fund. Under the Reorganization Agreement, subject to the requisite approval of the Reorganizations, Centre Funds will assign, deliver and otherwise transfer the assets of each Acquired Fund to Horizon Funds, on behalf of the Acquiring Funds, and Horizon Funds will assume the liabilities of Acquired Funds on behalf of the Acquiring Funds. In exchange, Horizon Funds, on behalf of the Acquiring Funds, will deliver to Centre Funds, on behalf of the Acquired Funds, full and fractional Acquiring Fund Shares (to the third decimal place) as of the effective time and date of the closing of the Reorganizations (“Effective Time”).

At the Effective Time (or as soon thereafter as is reasonably practicable), Centre Funds, on behalf of the Acquired Funds, will distribute the Investor Class shares and Advisor Class shares of each Acquiring Fund received from Horizon Funds pursuant to the record holders of Institutional Class shares and Investor Class shares, respectively, of the applicable Acquired Fund in accordance with their respective interests in the Acquired Fund determined as of the Effective Time in complete liquidation of the Acquired Fund. The aggregate net asset value of the Acquiring Fund shares to be credited to each Acquired Fund shareholder will be equal to the aggregate net asset value of the then outstanding shares of common stock, by class, of the Acquired Fund owned by each such Acquired Fund shareholder at the Effective Time. All issued and outstanding shares of an Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

Until the Reorganizations have completed, shareholders of an Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the closing of the Reorganization will be treated as requests received for the redemption or purchase of shares of the corresponding Acquiring Fund received by the shareholder in connection with the Reorganization. After the applicable Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If a Reorganization is completed, shareholders will be free to redeem the shares of the corresponding Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of each Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the applicable Reorganization or exchanging such shares for shares of the corresponding Acquiring Fund in the Reorganization.

Each Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the applicable Acquired Fund and the receipt of a legal opinion from counsel to Horizon Funds with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective in the 1st quarter of 2025, or such other date agreed to by Centre Funds and Horizon Funds.

The expenses associated with each Reorganization will not be borne by the respective Acquired Fund. Horizon and Centre have agreed to pay costs relating to the proposed Reorganizations, including the costs relating to the Special Meeting and to preparing and filing the Combined Proxy Statement and Prospectus as well as the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the applicable Acquired Fund and the corresponding Acquiring Fund, notwithstanding approval of the Reorganization Agreement by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the closing by the Board or the board of trustees of Horizon Funds if, among other reasons, either board determines that a Reorganization is not in the best interests of its shareholders.

The foregoing summary of each Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Combined Proxy Statement and Prospectus in Appendix A.

2.	Description of the Acquiring Funds’ Shares

Each Acquiring Fund’s shares issued to the shareholders of the corresponding Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which corresponding Acquired Fund share class you currently own:

Acquired Funds (Centre Funds)		Acquiring Funds (Horizon Funds)
Centre American Select Equity Fund	→	Centre American Select Equity Fund
Investor Class	→	Advisor Class
Institutional Class	→	Investor Class
Centre Global Infrastructure Fund	→	Centre Global Infrastructure Fund
Investor Class	→	Advisor Class
Institutional Class	→	Investor Class

3.	Board Considerations Relating to the Proposed Reorganizations

At a Board meeting held on November 15, 2024, Centre, the Acquired Funds’ investment adviser, recommended that the Board approve each Reorganization. The Board also met previously on November 1, 2024 to discuss the proposed Reorganizations (such meeting, together with the meeting held on November 15, 2024, the “Centre Fund Board Meetings”). At the Centre Funds Board Meetings, the Board evaluated information provided regarding the Acquired Funds and the Acquiring Funds and discussed, among other matters, the proposed Reorganizations with representatives of Centre, Horizon, and other service providers to the Acquiring Funds. During their review, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee of the Board may have attributed different weights to various factors.

In approving each proposed Reorganization, the Board (with the advice and assistance of independent counsel) considered, among other things:

●	Horizon, as investment adviser to the Acquiring Funds, is expected to provide a comparable level of portfolio management services to the Acquiring Funds as currently being provided to the Acquired Funds, and that Mr. Abate, the Acquired Funds’ sole portfolio manager, is expected to join Horizon as Managing Director, Fundamental Equities, and continue to manage the Funds as the Portfolio Manager of the Acquiring Funds;

●	the other proposed service providers are well established and capable of providing quality service to the Acquiring Funds similar to the quality currently provided by the service providers to the Acquired Funds;
●	that each Acquiring Fund would have the same investment objective, and the same or substantially the same principal investment strategies, and principal risks as those of the corresponding Acquired Fund;
●	the proposed management fees to be paid to Horizon by the Acquiring Funds are the same as the management fees currently paid to Centre by the Acquired Funds;
●	that each Acquiring Fund’s overall expenses, after application of the expense limitation agreements, are estimated to be the same or lower as the overall expenses of the corresponding Acquired Fund;
●	that the expense limitation agreements for the Acquiring Funds would be in place for at least two years from the date of the Reorganizations, although there is no guarantee that Horizon will continue this contractual agreement at these levels following the expiration of the initial period (through March 31, 2028);
●	that each transaction is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code and is anticipated to be tax-free for the relevant Acquired Fund and its shareholders;
●	that neither the Acquired Funds nor their shareholders will bear the expenses pertaining to the proposed Reorganizations;
●	that under the Reorganization Agreement, each Acquiring Fund will assume all of the liabilities of its applicable Acquired Fund;
●	that, because Mr. Abate, as each Acquired Fund’s sole portfolio manager, is expected to join Horizon immediately following the closing of the Transaction, the only other viable alternative to the Reorganization would be to liquidate the Acquired Funds in connection with the Transaction;
●	that under the Reorganization Agreement, there would be an even one-for-one exchange of shares from each Acquired Fund into its corresponding Acquiring Fund and that no change to the NAV of an Acquired Fund is expected as a result of the Reorganizations;
●	that each Reorganization is subject to approval by the applicable Acquired Fund’s shareholders and that shareholders of an Acquired Fund who do not wish to become shareholders of the corresponding Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and
●	that if shareholders of an Acquired Fund did not approve the reorganizations, the Acquired Fund would not be reorganized into the corresponding Acquiring Fund and the Board may take such further action as it deemed to be in the best interests of the Acquired Fund, which may include liquidating the Acquired Fund.

After consideration of these and other factors it deemed appropriate, the Centre Board determined that the Reorganizations, as proposed by Centre and described in the Reorganization Agreement, would be in the best interests of the Acquired Funds and would not dilute the interests of the Acquired Funds’ existing shareholders. The Centre Board, including a majority of those Centre Board members who are not “interested persons” of Centre Funds, as defined in the 1940 Act, approved the Reorganization of each Acquired Fund, subject to approval by its shareholders.

4.	Federal Income Tax Consequences

For each year of its existence, each Acquired Fund has had in effect an election to be, and Centre Funds believes that each Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, Centre Funds believes each Acquired Fund has been, and will continue through the closing of the Reorganizations to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the closing of each Reorganization, Centre Funds and Horizon Funds will receive, on behalf of the applicable Acquired Fund and the corresponding Acquiring Fund, respectively, an opinion of tax counsel with respect to that Reorganization substantially to the effect that for federal income tax purposes:

●	the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
●	no gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;
●	the tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;
●	the holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);
●	no gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;
●	no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;
●	the aggregate tax basis of the shares of the Acquiring Fund that each shareholder of the Acquired Fund receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;
●	each Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange; and
●	the Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund, and the taxable year of the Acquired Fund will not end as a result of the Reorganization.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of Centre Funds, Horizon Funds, the applicable Acquired Fund and the corresponding Acquiring Fund. The condition that the parties to each Reorganization receive such an opinion may not be waived.

5.	Comparison of Forms of Organization and Shareholder Rights

Material Differences in the Rights of Fund Shareholders

Each of Horizon Funds and Centre Funds is a Delaware statutory trust. As such, they are each governed by the Delaware Statutory Trust Act (the “Delaware Act”) and their own governing instruments. Centre Funds’ operations are governed by its Amended and Restated Agreement and Declaration of Trust (the “Centre Funds Instrument”), Amended and Restated By-Laws and applicable state law. Horizon Funds’ operations are governed by its Agreement and Declaration of Trust, as it may be amended from time to time (the “Horizon Funds Instrument”), By-Laws and applicable state law. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the governing instruments of the Acquired Funds and the Acquiring Funds, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however, as noted below, there are differences that might impact how each Fund is governed.

Further information about each Fund’s governance structure is contained in the Fund’s Statement of Additional Information and its governing documents, which are on file with the SEC.

	Centre Funds (Acquired Funds)	Horizon Funds (Acquiring Funds)
Governing Law	The Centre American Select Equity Fund and the Centre Global Infrastructure Fund are each a series of Centre Funds, which is organized as a Delaware statutory trust.	The Centre American Select Equity Fund and the Centre Global Infrastructure Fund are each a series of Horizon Funds, which is organized as a Delaware statutory trust.
Board of Trustees	Centre Funds is a trust with a board of trustees. The Centre Funds Instrument provides that the number of trustees serving on the Centre Funds board shall be set by the Board but shall be no less than one nor more than fifteen. Currently, the Board has set the number of trustees at 4.	Horizon Funds is a series trust with a board of trustees. The Horizon Funds Instrument provides that the number of trustees serving on the Horizon Funds board shall be set by the trustees but shall be no less than one nor more than fifteen. Currently, the Horizon Funds board has set the number of trustees at 4.
Election of Trustees	The Centre Funds Instrument provides that a plurality of the shares voted shall elect a trustee. There shall be no cumulative voting in the election of trustees. The Board may fill vacancies on the Board by action of a majority of the then trustees at a duly constituted meeting.	The Horizon Funds instrument provides that a plurality of the shares voted shall elect a trustee. There shall be no cumulative voting in the election of trustees. The trustees may fill vacancies on the board by action of a majority of the then trustees at a duly constituted meeting.
Term of Trustees	The Centre Funds Instrument provides that each trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any trustee may resign at any time by written instrument signed by him and delivered to any officer of Centre Funds or to a meeting of the Board.	The Horizon Funds Instrument provides that each trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed. Any trustee may resign at any time by written instrument signed by him and delivered to any officer of Horizon Funds or to a meeting of the trustees.
Removal of Trustees	The Centre Funds Instrument provides that any trustee may be removed: (a) at any time by written instrument signed by at least two-thirds of the number of trustees prior to such removal; or (b) at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all shares of Centre Funds issued and outstanding. A meeting of shareholders for the purpose of electing or removing one or more trustees may be called (i) by the Board upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of Centre Funds in the aggregate.	The Horizon Funds Instrument provides that any trustee may be removed at any shareholder meeting by a vote of two-thirds of the total combined net asset value of all shares of Horizon Funds issued and outstanding. A meeting of shareholders for the purpose of electing or removing one or more trustees may be called (i) by the trustees upon their own vote, or (ii) upon the demand of shareholders owning 10% or more of the shares of Horizon Funds in the aggregate.
Trustee Liability and Indemnification	Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, advisor or principal underwriter of Centre Funds, nor shall any trustee be responsible for the act or omission of any other trustee. A trustee shall be liable to Centre Funds and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of trustee, and shall not be liable for errors of judgment or mistakes of fact or law. Trustees and officers are not personally liable against liabilities and expenses incurred in connection with proceedings relating to their own positions as officers or trustees.

Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, manager, or principal underwriter of Horizon Funds, nor shall any trustee be responsible for the act or omission of any other trustee. A trustee shall be liable to Horizon Funds and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of trustee, and shall not be liable for errors of judgment or mistakes of fact or law. Trustees and officers are not personally liable against liabilities and expenses incurred in connection with proceedings relating to their own positions as officers or trustees.

The Horizon Funds By-Laws require that any indemnification shall be made only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances by: (a) a majority vote of a quorum consisting of trustees who are not parties to the proceeding and are not interested persons of the Trust; (b) a written opinion by an independent legal counsel; or (c) the shareholders.

Service Contracts	The Centre Funds Instrument allows trustees to contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any Person; and any such contract may contain such other terms as the Board may determine.	The Horizon Funds Instrument allows trustees to contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any Person; and any such contract may contain such other terms as the trustees may determine, including terms that provide for the indemnification of any Person.
Shareholder Meetings

The Centre Funds Instrument provides that shareholders shall have the right to vote only for the election or removal of trustees, and with respect to such additional matters relating to Centre Funds, as may be required under the applicable provisions of the 1940 Act, and to such other matters as the Board may consider necessary or desirable.

Each shareholder shall have one vote for each dollar (and a fractional vote for each fractional dollar) of the net asset value of each share (including fractional shares) held by such shareholder on the record date on each matter submitted to a vote at a meeting of shareholders. Net asset value shall be determined as of the record date for such meeting. When a quorum is present at any meeting, a majority vote of the combined net asset value of all shares issued and outstanding and shall decide any questions.

Under Delaware law and Centre Funds’ By-Laws, Centre Funds is not required to hold annual meetings of the shareholders. Meetings of the shareholders may be called at any time by the Board at any place designated by the Board. Written notice of any shareholder meeting of shall be given or caused to be given by the Board by delivering personally or mailing such notice not more than ninety, nor less than ten days before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder.

The Horizon Funds Instrument provides that shareholders shall have the right to vote only for the election or removal of trustees, and with respect to such additional matters relating to Horizon Funds, as may be required under the applicable provisions of the 1940 Act, and to such other matters as the trustees may consider necessary or desirable.

Each whole Share held by such shareholder on the record date shall entitle the holder thereof to one vote as to any matter on which the holder in entitled to vote, and each fractional Share held by such shareholder on the record date shall entitle the holder thereof to a proportionate fractional vote on each matter submitted to a vote at a meeting of shareholders. When a quorum is present at any meeting, a majority of the votes entitled to be cast held by shareholders present in person or by proxy present shall decide any questions.

Under Delaware law and Horizon Funds’ By-Laws, Horizon Funds is not required to hold annual meetings of the shareholders. Meetings of the shareholders may be called at any time by the trustees at any place designated by the trustees. Written notice of any shareholder meeting of shall be given or caused to be given by the trustees by delivering personally or mailing such notice not more than ninety, nor less than ten days before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder.

Shareholder Quorum	Except as otherwise provided by the 1940 Act or in the Centre Funds Instrument, at any meeting of shareholders, the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting.	Except as otherwise provided by the 1940 Act or in the Horizon Funds Instrument, at any meeting of shareholders, the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than forty percent of all Shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the meeting.

Redemptions at Trust Option	Centre Funds shall have the right, at its option, upon prior notice to the affected shareholder at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series having an aggregate net asset value of less than a minimum value determined from time to time by the Board; or (ii) to the extent that such shareholder owns shares of a series equal to or in excess of a maximum percentage of the outstanding shares of such series determined from time to time by the Board; or (iii) to the extent that such shareholder owns shares equal to or in excess of a maximum percentage, determined from time to time by the Board, of the outstanding shares of the trust.	Horizon Funds Shall have the right shall have the right, at its option, upon prior notice to the affected shareholder at any time to redeem shares of any shareholder at the net asset value thereof: (i) if at such time such shareholder owns shares of any series having an aggregate net asset value of less than a minimum value determined from time to time by the trustees; or (ii) to the extent that such shareholder owns shares of a series equal to or in excess of a maximum percentage of the outstanding shares of such series determined from time to time by the trustees; (iii) to the extent that such shareholder owns shares equal to or in excess of a maximum percentage, determined from time to time by the trustees, of the outstanding shares of the trust; (iv) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular series (or class) of shares, (v) the determination by the trustees or pursuant to policies adopted by the trustees that ownership of shares by a particular shareholder is not in the best interests of the remaining shareholders of the trust or applicable series (or class), (vi) at any time, if the trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to all or any of the holders of the shares, or any series thereof, of the trust, or (vii) the merger, reorganization or liquidation of a series or the trust.
Series Liability	The Centre Funds Instrument provides that the assets of Centre Funds held with respect to each series shall be charged with the liabilities of Centre Funds with respect to such series and all expenses, costs, charges and reserves attributable to such series, and any general liabilities of Centre Funds which are not readily identifiable as being held in respect of a series shall be allocated and charged by the Board to and among any one or more series in such manner and on such basis as the Board in their sole discretion deem fair and equitable.	The Horizon Funds Instrument provides that the assets of Horizon Funds held with respect to each series shall be charged with the liabilities of Horizon Funds with respect to such series and all expenses, costs, charges and reserves attributable to such series, and any general liabilities of Horizon Funds which are not readily identifiable as being held in respect of a series shall be allocated and charged by the trustees to and among any one or more series in such manner and on such basis as the trustees in their sole discretion deem fair and equitable.
Amendments to Governing Documents	The Centre Funds Instrument may be restated and/or amended at any time by an instrument in writing signed by a majority of the Board then holding office. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval.	The Horizon Funds Instrument may be restated and/or amended at any time by an instrument in writing signed by a majority of the Trustees then holding office. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval.
Approval of a Consolidation or Merger	The Board may cause (i) Centre Funds or one or more of its series to the extent consistent with applicable law to be merged into or consolidated with another trust, series or person, (ii) the shares of Centre Funds or any series to be converted into beneficial interests in another statutory trust (or series thereof), (iii) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (iv) a sale of assets of Centre Funds or one or more of its series. In all respects not governed by statute or applicable law, the Board shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, share exchange, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of Centre Funds may be transferred and to provide for the conversion of shares of Centre Funds or any series into beneficial interests in such separate statutory trust or trusts (or series thereof).	The trustees may cause (i) Horizon Funds or one or more of its series to the extent consistent with applicable law to be merged into or consolidated with another trust, series or person, (ii) the shares of Horizon Funds or any series to be converted into beneficial interests in another business trust (or series thereof), (iii) the shares to be exchanged for assets or property under or pursuant to any state or federal statute to the extent permitted by law or (iv) a sale of assets of Horizon Funds or one or more of its series. Such merger or consolidation, share conversion, share exchange or sale of assets must be authorized by a majority vote of the combined net asset value of all shares issued outstanding (or, if applicable, a majority of the outstanding shares of the affected series); provided that in all respects not governed by statute or applicable law, the trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, share exchange, merger or consolidation including the power to create one or more separate business trusts to which all or any part of the assets, liabilities, profits or losses of Horizon Funds may be transferred and to provide for the conversion of shares of Horizon Funds or any series into beneficial interests in such separate business trust or trusts (or series thereof).

Termination of a Trust or Fund	Unless terminated as provided in Centre Funds Instrument, Centre Funds shall continue without limitation of time. Centre Funds may be terminated at any time by Board upon prior written notice to the shareholders. Any series (or class) may be terminated at any time by the Board upon prior written notice to the shareholders of that series (or class).	Unless terminated as provided in Horizon Funds Instrument, Horizon Funds shall continue without limitation of time. Horizon Funds may be terminated at any time by the trustees upon prior written notice to the shareholders. Any series (or class) may be terminated at any time by the trustees upon prior written notice to the shareholders of that series (or class).

6.	Fiscal Year End

The fiscal year end for each Acquired Fund is September 30 and each Acquiring Fund is November 30.

7.	Capitalization

The following table shows, as of September 30, 2024, (1) the unaudited capitalization of each Acquired Fund and unaudited capitalization of each corresponding Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Funds, giving effect to the proposed Reorganizations as of that date:

Centre American Select Equity Fund (Acquired Fund)	Net Assets	Net Asset Value Per Share	Shares Outstanding
Investor Class Shares	$215,958,605	$17.53	12,318,435
Institutional Class Shares	$203,920,462	$18.10	11,265,563

Centre American Select Equity Fund (Acquiring Fund)	Net Assets	Net Asset Value Per Share	Shares Outstanding
Advisor Class Shares (Pro forma)	$215,958,605	$17.53	12,318,435
Investor Class Shares (Pro forma)	$203,920,462	$18.10	11,265,563

Centre Global Infrastructure Fund (Acquired Fund)	Net Assets	Net Asset Value Per Share	Shares Outstanding
Investor Class Shares	$26,798,066	$12.10	2,215,352
Institutional Class Shares	$3,790,885	$12.07	314,039

Centre Global Infrastructure Fund (Acquiring Fund)	Net Assets	Net Asset Value Per Share	Shares Outstanding
Advisor Class Shares (Pro forma)	$26,798,066	$12.10	2,215,352
Investor Class Shares (Pro forma)	$3,790,885	$12.07	314,039

G.	Additional Information About the Funds

1.	Past Performance of the Acquired Funds

Performance Summary

The following past performance information for each Acquired Fund is set forth below, including: (1) a bar chart showing changes in the Acquired Fund’s performance for Investor Class shares from year to year for the calendar years since the Acquired Fund’s inception, and (2) a table detailing how the average annual total returns of the Acquired Fund, both before and after taxes, compared to those of one or more broad-based market indices. The after-tax returns are shown for Investor Class shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns for classes other than Investor Class shares will vary from returns shown for Investor Class shares. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The bar charts and tables below provide some indication of the risks of investing in each Acquired Fund by showing changes in the Acquired Fund’s performance from year to year for Investor Class shares and by showing how the average annual total returns of Investor Class shares of the Acquired Fund compare with the average annual total returns of one or more broad-based market indices. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Acquired Funds make their updated performance available at the Acquired Funds’ website (www.centrefunds.com) or by calling 1-855-298-4236. An Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund or the corresponding Acquiring Fund will perform in the future.

If the Reorganizations are approved, each Acquiring Fund will assume the accounting and performance history of its corresponding Acquired Fund.

Centre American Select Equity Fund (Acquired Fund)

The following bar chart depicts changes in the Fund’s performance from year to year during the periods indicated for Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Annual Total Returns for the Last 10 Calendar Years - Investor Class Shares

Annual Total Returns (Years Ended December 31) - Investor Class Shares

Best Quarter:	2nd Quarter, 2020	+21.72%
Worst Quarter:	2nd Quarter, 2022	-16.04%

The following performance table compares the Fund’s average annual total returns for the periods indicated to those of a broad-based securities market index. The index is not actively managed and not available for direct investment.

Average Annual Total Returns

(for the periods ended December 31, 2024)

	1 Year	5 Years	10 Years	Since Inception*
Investor Class Shares**
Return Before Taxes	13.89%	16.09%	12.00%	13.10%
Return After Taxes on Distributions	10.90%	14.06%	9.61%	10.44%
Return After Taxes on Distributions and Sale of Fund Shares	10.39%	12.60%	9.10%	9.89%
S&P 500 Total Return Index*** (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	14.82%
Institutional Class Shares
Return Before Taxes	14.14%	16.56%	12.39%	12.07%
Return After Taxes on Distributions	11.22%	14.54%	10.00%	9.85%
Return After Taxes on Distributions and Sale of Fund Shares	10.50%	12.99%	9.42%	9.26%
S&P 500 Total Return Index*** (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%	13.25%

*	The inception date of the Investor Class shares is December 21, 2011 and the inception date of the Institutional Class shares is January 21, 2014.
**	After tax returns are shown for Investor Class shares only and will vary for Institutional Class shares, which have different expenses.
***	The S&P 500 Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The “Since Inception” dates for the Index are in alignment with the respective inception dates of the Investor Class shares and the Institutional Class shares.

Centre Global Infrastructure Fund (Acquired Fund)

The following bar chart depicts changes in the Fund’s performance from year to year during the periods indicated for Investor Class shares only since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Annual Total Returns - Investor Class Shares

Annual Total Returns (Years Ended December 31) - Investor Class Shares

Best Quarter:	3rd Quarter, 2024	+14.69%
Worst Quarter:	1st Quarter, 2020	-24.34%

The following performance table compares the Fund’s average annual total returns for the period indicated to those of a broad-based securities market index and a supplemental index. These indices are not actively managed and not available for direct investment.

Average Annual Total Returns
(for the period ended December 31, 2024)

	1 Year	5 Years	Since Inception*
Investor Class Shares**
Return Before Taxes	20.62%	4.33%	4.94%
Return After Taxes on Distributions	19.75%	3.76%	4.32%
Return After Taxes on Distributions and Sale of Fund Shares	12.74%	3.28%	3.78%
Institutional Class Shares
Return Before Taxes	21.08%	4.71%	5.30%
Return After Taxes on Distributions	20.03%	4.04%	4.59%
Return After Taxes on Distributions and Sale of Fund Shares	13.12%	3.56%	4.04%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)***	18.67%	11.17%	9.40%
S&P Global Infrastructure Index****	14.05%	4.40%	4.82

*	The inception date of the Investor Class and Institutional Class shares is January 29, 2018.
**	After tax returns are shown for Investor Class shares only and will vary for Institutional Class shares, which have different expenses.
***	The MSCI World Index captures large and mid-cap representation across 23 developed markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

****	The S&P Global Infrastructure Net Total Return Index is designed to track performance of the stocks of large infrastructure companies in developed or emerging markets that must be domiciled in developed markets, or whose stocks are listed on developed market exchanges around the world. The index includes companies involved in utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities.

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when buying and selling certain securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, if any, which are not reflected in annual fund operating expenses or in the example, affect the Funds’ performance.

During the most recent fiscal year ended September 30, 2024, the Centre Global Infrastructure Fund’s (Acquired Fund) portfolio turnover rate was 10% and the Centre American Select Equity Fund’s (Acquired Fund) portfolio turnover rate was 81%.

2.	Comparison of Management of the Funds

Investment Adviser (Acquired Funds)

Centre Asset Management, LLC is a New York limited liability company, with principal offices at 48 Wall Street, Suite 1100, New York, New York 10005. Centre is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Centre is a fundamentally-driven specialist active asset manager and offers investment advisory services to U.S. and foreign investment companies and manages differentiated products in fund advisory and sub-advisory mandates in institutional and investor share classes accessible in multiple jurisdictions and currencies. James A. Abate serves as the Managing Director of the Adviser and is primarily responsible for its day-to-day management. As of December 31, 2024, Centre had approximately $522 million in assets under management.

Centre serves as the investment adviser to each Acquired Fund pursuant to an investment advisory agreement with Centre Funds. Subject to the general oversight of the Board of Trustees of Centre Funds, Centre is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their respective investment objectives and reviewing the investment strategies and policies of each Acquired Fund.

Under the terms of the Investment Advisory Agreements between Centre and Centre Funds, Centre receives monthly fees from each Acquired Fund calculated in accordance with the following:

Centre American Select Equity Fund (Acquired Fund)	At an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion, and 0.70% of the Fund’s average daily net assets of $1 billion and above.
Centre Global Infrastructure Fund (Acquired Fund)	At an annual rate of 0.85% of the Fund’s average daily net assets.

Centre has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Centre American Select Equity Fund (Acquired Fund) for not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Fund (on or about January 29, 2026) to the extent necessary to limit the total operating expenses of the Acquired Fund including (but not limited to) investment advisory fees of the Adviser, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.95% of the average daily net assets of the Institutional Class shares (the “Expense Limitation Agreement”). The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Centre American Select Equity Fund (Acquired Fund), upon 60 days’ written notice to Centre, but may not be terminated by Centre without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by Centre, and the recoupment may not cause the Centre American Select Equity Fund (Acquired Fund) to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Centre has contractually agreed to reduce its advisory fees and/or reimburse other expenses of the Centre Global Infrastructure Fund (Acquired Fund) for an initial period of not less than one year and until the next following effective date of the post-effective amendment to the registration statement of Centre Funds relating to the Acquired Fund (on or about January 29, 2026) incorporating the Centre Global Infrastructure Fund (Acquired Fund) financial statements for that fiscal year to the extent necessary to limit the total operating expenses of the Centre Global Infrastructure Fund (Acquired Fund), including (but not limited to) investment advisory fees of Centre, but excluding, as applicable, any front-end or contingent deferred sales loads, taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Centre Global Infrastructure Fund’s (Acquired Fund) business to an annual rate of 1.25% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Centre Global Infrastructure Fund (Acquired Fund), upon 60 days’ written notice to Centre but may not be terminated by Centre without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by Centre, and the recoupment may not cause the Centre Global Infrastructure Fund (Acquired Fund) to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Investment Adviser (Acquiring Funds)

If the Reorganizations are approved, Horizon Investments, LLC, a South Carolina limited liability company, will serve investment adviser to the Acquiring Funds. Horizon has been an investment adviser since 1995, and serves individuals, mutual funds, ETFs, employee benefit plans, trusts and corporations. Horizon maintains its principal offices at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. Under the terms of its Investment Advisory Agreement with each Acquiring Fund, Horizon is responsible for formulating each Acquiring Fund’s investment program, making day-to-day investment decisions and engaging in portfolio transactions. Horizon provides office space, services and equipment and assistance in supervising matters relating to the Acquiring Funds’ operations. As of November 30, 2024, Horizon managed approximately $5.5 billion in client assets.

Under the terms of the Investment Advisory Agreements, Horizon will receive monthly fees from each Acquiring Funds calculated in accordance with the following:

Centre American Select Equity Fund (Acquiring Fund)	At an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion, and 0.70% of the Fund’s average daily net assets of $1 billion and above.
Centre Global Infrastructure Fund (Acquiring Fund)	At an annual rate of 0.85% of the Fund’s average daily net assets.

Horizon has agreed to waive its advisory fee and reimburse expenses to limit total operating expenses of each Acquiring Fund, at least until March 31, 2028, so that direct expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) of each Acquiring Fund do not exceed the amounts listed below:

	Advisor Class	Investor Class
Centre American Select Equity Fund (Acquiring Fund)	0.95%	0.95%
Centre Global Infrastructure Fund (Acquiring Fund)	1.05%	1.05%

Any fees waived or expenses reimbursed are subject to possible recoupment by Horizon within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

Portfolio Manager

James Abate. Mr. Abate is the sole portfolio manager for the Acquired Funds. Following the Reorganization, Mr. Abate will serve as Managing Director, Fundamental Equities for Horizon and Portfolio Manager of the Acquiring Funds. Prior to founding Centre, Mr. Abate was Investment Director, North America, for GAM Investments. Prior to GAM, Mr. Abate served as Managing Director & Fund Manager/Head of U.S. Active Equity at Credit Suisse Asset Management responsible for its U.S. Select Equity Strategy and stable of Global Sector Funds. Mr. Abate has achieved Standard & Poor's Funds Research AAA rating, received numerous "Category King" mentions in The Wall Street Journal, is the recipient of the Refinitiv Lipper Fund Award for Best US Equity Fund, as well as multiyear Investment Week award nominations. Prior to transitioning to asset management, he was a Manager in Price Waterhouse's Valuation/Corporate Finance Group, and served as a commissioned officer in the U.S. Army and Reserves, achieving the rank of Captain. Mr. Abate holds a B.S. in accounting from Fairleigh Dickinson University, an MBA in finance from St. John's University, and is a visiting Adjunct Professor in the graduate and honors academic programs at the Zicklin School of Business, Baruch College. He is a contributing author to several John Wiley published books, Applied Equity Valuation, Focus on Value, Short Selling and The Theory and Practice of Investment Management; has written articles that have appeared in The Journal of Portfolio Management, Investment Week, FT Investment Adviser, The Wall Street Journal and Mergers & Acquisitions, among other publications; and his writings with Professor J. Grant, Ph.D., on the economic value added approach to security analysis have been adopted by the CFA Institute candidate study programs. Mr. Abate is a former member of the editorial advisory board of The Journal of Portfolio Management.

3.	Trustees for the Acquired Funds and Acquiring Funds

Centre Funds and Horizon Funds are operated by their respective boards of trustees and officers appointed by each board. The Reorganizations will, therefore, result in a change in the board of trustees.

Trustees of Centre Funds

The Board includes one Interested Trustee (James A. Abate) and three Independent Trustees (Dr. James L. Grant; Dr. Aloke Ghosh; and Mr. Xavier Smith).

Trustees of Horizon Funds

The Horizon Funds board of trustees includes one Interested Trustee (John Drahzal) and three Independent Trustees (John W. Davidson; Todd W. Gaylord; and Thomas W. Okel).

4.	Expenses of the Reorganization

The expenses solely and directly relating to the Reorganizations will be paid by Horizon and Centre. These expenses include, but are not limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution of the Combined Proxy Statement and Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization are estimated to be approximately $250,000. Horizon and Centre will pay the costs solely and directly relating to the Reorganizations whether or not the Reorganizations are consummated. Neither the Acquiring Funds nor the Acquired Funds will bear any of the costs of the Reorganizations.

5.	Additional Information About the Funds

Information about the Acquired Funds is included in the Acquired Funds’ (i) prospectus and statement of additional information and (ii) most recent annual and semi-annual report to shareholders, which are incorporated herein by reference. Please review this important information carefully.

H.	Shareholder Communications with the Board

Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in Centre Funds statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the proxy materials must be received by Centre Funds within a reasonable time before the solicitation is made. The fact that Centre Funds receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James Abate, President, Centre Funds, 48 Wall Street, Suite 1100, New York, NewYork 10005.

II.	Voting Information

A.	General Information

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the Acquired Funds shareholders.

How to Vote

This Combined Proxy Statement and Prospectus is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Funds. The Special Meeting will be held on March 27, 2025, at the offices of Centre Asset Management, LLC, 48 Wall Street, New York, NY at 10:30 am ET. You may vote in one of the following ways:

●	Complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy card;
●	call the toll-free number listed on the enclosed proxy card to reach an automated touchtone voting line;
●	call the toll-free number (800) 659-6590 to speak with a live operator Monday through Friday 9 a.m. to 10 p.m., Eastern time; or
●	in person at the Special Meeting.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the applicable Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on January 31, 2025 (the “Record Date”), are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of an Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning a majority of outstanding shares of an Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to such Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of each proposal will require a majority vote of shareholders of each Acquired Fund entitled to vote at the Special Meeting.

The closing of the Transaction is contingent upon each Acquired Fund receiving shareholder approval of its Reorganization. If the shareholders of an Acquired Fund do not approve the Reorganization, then the Reorganization of such Acquired Fund will not be implemented. In such case, the Board may take such further action as it deems to be in the best interests of the Acquired Fund.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of the Acquired Fund and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. As such, all proxies voted, including abstentions, will be counted toward establishing a quorum. Broker-dealer firms holding shares of the Acquired Funds in “street name” for the benefit of their customers and clients will request instructions of such clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is not a “routine” matter under the rules of the New York Stock Exchange. If you do not give instructions to your broker, your broker will not be able to vote your shares with respect to this proposal. We urge you to provide instructions to your broker or nominee so that your votes may be counted. Abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the proposal. However, because the proposal is considered non-routine, broker non-votes are inapplicable to this solicitation and will have no impact on establishing quorum or the votes cast for or against the proposal.

B.	Method and Cost of Solicitation of Proxies

This Combined Proxy Statement and Prospectus is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on January 31, 2025, is the Record Date for determining the shareholders of the Acquired Funds entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. Centre Funds expects that the solicitation of proxies will be primarily by mail and telephone. EQ Fund Solutions, LLC has been retained to provide proxy services. Horizon will bear the costs of the Special Meeting, including legal costs, the costs of retaining EQ Fund Solutions, LLC, and other expenses incurred in connection with the solicitation of proxies, which are anticipated to be approximately $200,000.

C.	Right to Revoke Proxy

A shareholder may revoke their proxy at any time prior to its use by filing with the applicable Acquired Fund a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.

D.	Security Ownership of Management and Principal Shareholders

Shareholders of the Acquired Funds at the close of business on January 31, 2025, the Record Date, will be entitled to be present and vote at the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, the following shares were outstanding and entitled to vote at the Special Meeting:

Centre American Select Equity Fund	Investor Class	Institutional Class	Total Shares Outstanding
	12,195,948.11	12,434,680.3670	24,630,628.4770

Centre Global Infrastructure Fund	Investor Class	Institutional Class	Total Shares Outstanding
	2,175,891.5840	653,574.6080	2,829,466.1920

A shareholder owning of record or beneficially more than 25% of an Acquired Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting than the vote of other shareholders.

As of the Record Date, the name and percentage ownership of each shareholder that owned 5% or more of the outstanding shares of each Acquired Fund is set forth in the table below:

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Centre American Select Equity Fund – Investor Class
NATIONAL FINANCIAL SERVICES 1 WORLD TRADE CENTER 200 LIBERTY ST NEW YORK NY 10281-1015	16.90%
CHARLES SCHWAB & CO. INC 9601 E. PANORAMA CIRCLE MAIL STOP DEN2-02-052 ENGLEWOOD, CO 80112	50.77%

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Centre American Select Equity Fund – Institutional Class
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	13.95%
SPEC CDY A/C EBOC UBSFSI USB WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.10%
CHARLES SCHWAB & CO INC FBO 60090000 211 MAIN ST FL 17 SAN FRANCISCO CA 94105-1901	25.82%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	17.95%

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Centre Global Infrastructure Fund – Investor Class
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	7.00%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6.88%
MERRILL LYNCH, PIERCE, FENNER, & SMITH, INC. FBO ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE FL 32246-6484	5.09%
RBC CAPITAL MARKETS LLC DAVID SIMONOWITZ BARBARA SIMONOWITZ TTEES SIMONOWITZ FAMILY TST 9438 E SERA BRISA SCOTTSDALE AZ 85255-6054	8.57%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9.70%

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Centre Global Infrastructure Fund – Institutional Class
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5.45%
JAMES A ABATE 713 NAVESINK RIVER RD RED BANK NJ 07701-6328	10.61%
SPEC CDY A/C EBOC UBSFSI USB WM USA 0O0 11011 6100 OMNI ACCOUNT M/F ATTN: DEPARTMENT MANAGER 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	12.26%
CHARLES SCHWAB & CO., INC. SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	37.78%
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9.64%

There were no outstanding shares of the Acquiring Funds on the Record Date, as the Acquiring Funds had not yet commenced operations. Accordingly, no officer, trustee or member of an advisory board of the Acquiring Fund, alone or as a group, owns any equity securities of the Acquiring Funds.

E.	Interest of Certain Persons in the Transaction

Horizon may be deemed to have an interest in the Reorganizations because, subject to the closing of the Transaction, it will become investment adviser to the Acquiring Funds and will receive fees from the Acquiring Funds for its services as investment adviser. Centre may be deemed to have an interest in the Reorganizations because it has entered into an agreement with Horizon and Horizon Parent Holdings, LLC pursuant to which Horizon will acquire Centre’s assets for substantial consideration (the “Transaction”). In addition, James A. Abate may be deemed to have an interest in the Reorganizations because he is the principal owner of Centre and currently the sole portfolio manager of the Acquired Funds. If the Reorganizations are approved, Mr. Abate is expected to receive compensation as an employee of Horizon and to acquire an indirect equity interest in Horizon. Mr. Abate will receive substantial compensation in connection with Transaction because of his beneficially ownership of Centre. The closing of the Transaction is subject to the approval of the Reorganizations.

III.	Miscellaneous Information

A.	Other Business

The Board does not intend to present any other business at the Special Meeting with respect to the Acquired Funds. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their discretion.

B.	Shareholder Proposals

The Acquired Funds are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the tax consequences of the Reorganizations will be passed upon by Kilpatrick Townsend & Stockton LLP.

D.	Householding

Only one copy of this Combined Proxy Statement and Prospectus may be mailed to each household, even if more than one person in the household is an Acquired Fund shareholder of record, unless the applicable Acquired Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Combined Proxy Statement and Prospectus, please contact EQ Fund Solutions, LLC at (800) 659-6590.

In order to help achieve the presence of a quorum at the Special Meeting, prompt execution and return of the enclosed proxy card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your proxy card.

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of _____, 20___ by and between Centre Funds, a Delaware statutory trust (“Centre Funds”), separately on behalf of its series identified on Exhibit A hereto (each a “Target Fund”), and Horizon Funds, a Delaware statutory trust (“Horizon Funds”), separately, on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund” and together with the Target Funds, the “Funds”)) . Other than the Acquiring Funds and the Target Funds, no other series of either Centre Funds or Horizon Funds are subject to this Agreement. For convenience, the balance of this Agreement (except as otherwise indicated) refers to only a single Reorganization, one Target Fund and one Acquiring Fund, but the terms and conditions hereof apply separately to each Reorganization and the Funds participating therein. Horizon Investments, LLC, a limited liability company organized under the laws of the State of South Carolina (“Horizon”), joins this Agreement solely for purposes of paragraphs 4.4, 5.11, and 8.2, and Centre Asset Management, LLC, a New York limited liability company (“CAM”), joins this Agreement solely for purposes of paragraphs 4.3, 5.15, and 8.2.

WHEREAS, the reorganization of each Target Fund will consist of the transfer of all of the Assets (as defined in paragraph 1.2) of the Target Fund to the corresponding Acquiring Fund (as shown on Exhibit A hereto) in exchange solely for the Acquiring Fund’s Investor Class shares and Advisor Class shares (collectively, the “Acquiring Fund Shares”) of beneficial interest having an aggregate net asset value equal to the value of the Target Fund’s net assets and the assumption by the Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the Target Fund, and the distribution of the Investor Class shares and Advisor Class shares of the Acquiring Fund received by the Target Fund to the shareholders of Institutional Class shares and Investor Class shares, respectively (as shown on Exhibit A hereto), of the Target Fund in accordance with their respective interests in the Target Fund in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each a “Reorganization”);

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code;

WHEREAS, the Acquiring Fund is a series of Horizon Funds, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of Centre Funds, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund is newly organized for the purpose of acquiring the Assets and assuming the Liabilities of the corresponding Target Fund;

WHEREAS, the Acquiring Fund is, and will be at the time of the Closing (as defined in paragraph 3.1), a shell series of Horizon Funds created for the purpose of acquiring the Assets and assuming the Liabilities of the corresponding Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of Centre Funds, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of Centre Funds, has determined with respect to each Target Fund that (1) participation in the Reorganization is in the best interests of the Target Fund, and (2) the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of Horizon Funds, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of Horizon Funds, has determined that participation in the Reorganization is in the best interests of each Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

1.1	The Reorganization. Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), Centre Funds shall assign, deliver and otherwise transfer the Assets of the Target Fund to Horizon Funds, on behalf of the Acquiring Fund, and Horizon Funds shall assume the Liabilities (as defined in paragraph 1.3) of the Target Fund on behalf of the Acquiring Fund. In consideration of the foregoing, Horizon Funds, on behalf of the Acquiring Fund, shall deliver to Centre Funds, on behalf of the Target Fund, full and fractional Acquiring Fund Shares (to the third decimal place) at the Effective Time. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2	Assets of the Target Fund. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights of the Target Fund, cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Target Fund at the Effective Time, books and records, and any other property owned by the Target Fund at the Effective Time (collectively, the “Assets”).

1.3	Liabilities of the Target Fund. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, to discharge all of its liabilities and obligations prior to the Effective Time, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities and obligations that are intended to be assumed and paid by another person or entity (including CAM and Horizon). The Acquiring Fund shall assume all liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Effective Time (collectively, the “Liabilities”).

1.4	Distribution of Acquiring Fund Shares. At the Closing (or as soon thereafter as is reasonably practicable), Centre Funds, on behalf of the Target Fund, will distribute the Investor Class shares and Advisor Class shares of the Acquiring Fund received from Horizon Funds pursuant to paragraph 1.1 to the record holders of Institutional Class shares and Investor Class shares, respectively, of the Target Fund in accordance with their respective interests in the Target Fund determined as of the Effective Time (the “Target Fund Shareholders”) in complete liquidation of the Target Fund, and promptly after the Closing, Centre Funds will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Delaware and Centre Funds’ Declaration of Trust. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the then outstanding shares of common stock, by class, of the Target Fund (the “Target Fund Shares”) owned by each such Target Fund Shareholder at the Effective Time. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5	Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6	Filing Responsibilities of Target Fund. Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, the Delaware Division of Revenue, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund. For the avoidance of doubt, any tax returns or financial reporting filings for periods ending after the Closing shall be the responsibility of the Acquiring Fund.

ARTICLE II

VALUATION

2.1	Net Asset Value of the Target Fund. The net asset value of each class of the Target Fund Shares shall be the net asset value computed as of the Effective Time by calculating the value of the Target Fund’s Assets, which shall reflect the declaration and payment of any dividends and/or other distributions on that date, and subtracting therefrom the amount of the Liabilities, using the valuation policies and procedures established by the Board of Trustees of Horizon Funds; provided, however, that such computation is consistent with the valuation policies and procedures of the Target Fund and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

2.2	Net Asset Value of the Acquiring Fund. The net asset value of the Investor Class shares and Advisor Class shares of the Acquiring Fund shall be the same as the net asset value of the Institutional Class shares and Investor Class shares, respectively, of the Target Fund Shares as computed in paragraph 2.1.

2.3	Calculation of Number of Acquiring Fund Shares. The number of Investor Class shares and Advisor Class shares of the Acquiring Fund to be issued (including fractional shares to the third decimal place, if any) in connection with the Reorganization shall be equal to the number of full and fractional Institutional Class shares and Investor Class shares, respectively, of the Target Fund owned by Target Fund Shareholders at the Effective Time.

2.4	Joint Direction of Calculation. All computations of value with respect to both the Target Fund and the Acquiring Fund shall be made by U.S. Bank Global Fund Services (“Fund Services”), in its capacity as accounting agent for the Acquiring Fund. Such computations shall be evaluated by Horizon, in its capacity as investment adviser for the Acquiring Fund, in consultation with CAM, the investment adviser to the Target Fund. Such computations shall be subject to confirmation by the Target Fund’s and Acquiring Fund’s respective transfer agents and independent registered public accounting firms.

2.5	Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

ARTICLE III

CLOSING

3.1	Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of Horizon on or about March 28, 2025, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”), provided that Horizon Funds, on behalf of the Acquiring Fund, may, with the consent of the Target Fund, delay the Closing, to allow enough time for the Acquiring Fund to achieve effectiveness of the Proxy Statement/Prospectus (as defined in paragraph 4.1(p)) filed with the Commission in connection with the Reorganization, and for sufficient votes of the Target Fund’s shareholders to be obtained to approve the Reorganization. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2	Transfer and Delivery of Assets. Centre Funds shall direct U.S. Bank, N.A. (“U.S. Bank”), as custodian for the Target Fund, to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state transfer taxes have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, as custodian for the Target Fund, to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time, and shall be transferred and delivered by the Target Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. U.S. Bank shall deliver to those persons at U.S. Bank who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Target Fund’s Assets are deposited, the Target Fund’s Assets deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer or other form of immediately available funds for the account of the Acquiring Fund at the Effective Time.

3.3	Share Records. Centre Funds shall direct ALPS Fund Services, Inc., in its capacity as transfer agent for the Target Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding Target Fund Shares owned by each such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Target Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Target Fund at the Effective Time, or provide other evidence satisfactory to the Target Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Target Fund’s accounts on the books of the Acquiring Fund.

3.4	Postponement of Effective Time. In the event that at the Effective Time (a) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) is closed to trading or trading thereupon is restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the reasonable judgment of Horizon Funds or Centre Funds, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties of Centre Funds. Except as has been fully disclosed to the Acquiring Fund in a written instrument executed by an officer of Centre Funds, Centre Funds, on behalf of the Target Fund, represents and warrants to Horizon Funds, on behalf of the Acquiring Fund, as follows:

(a)	The Target Fund is a duly established series of Centre Funds, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under Centre Funds’ Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)	Centre Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect. The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Centre Funds, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d)	The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include, with respect to the Centre Trust and the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)	At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, except those restrictions as to which the Acquiring Fund has received written notice and necessary documentation of at or prior to the Closing.

(f)	Centre Funds is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of its Declaration of Trust and By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Centre Funds, on behalf of the Target Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which Centre Funds, on behalf of the Target Fund, is a party or by which it is bound.

(g)	All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Target Fund on or prior to the Effective Time.

(h)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Centre Funds’ knowledge, threatened against the Target Fund that, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business. Centre Funds, on behalf of the Target Fund, without any special investigation or inquiry, knows of no facts which might form a reasonable basis for the institution of such litigation, proceedings or investigations and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is expected to so affect, the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(i)	The annual financial statements, including the notes thereto, the Financial Highlights and the Schedule of Investments, of the Target Fund for the most recently ended fiscal year have been audited by an independent registered public accounting firm, and were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)	Since the last day of the most recently ended fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business and there are no known contingent liabilities of the Target Fund arising after such date, except as otherwise disclosed to and accepted by the Acquiring Fund in writing. For the purposes of this subparagraph (j), distributions of net investment income and net realized capital gains, changes in portfolio securities, a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of the Target Fund’s liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(k)	At the Effective Time, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by it by the Closing Date (taking into account any applicable extensions) shall have been filed or provided, and are or will be correct and complete in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns, forms, and reports shall have been paid or provision shall have been made for the payment thereof. To the best knowledge of Centre Funds, no such return, form, or report of the Target Fund is currently under audit by any tax authority and no assessment or deficiency regarding taxes (including interest penalties, or additions to tax) has been asserted with respect to such returns that has not since been paid or otherwise settled.

(l)	For each taxable year of the Target Fund’s operation (in the case of the taxable year that includes the Effective Time, for that portion of such taxable year ending with the Effective Time), the Target Fund: (i) has been (or is expected to be) treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and (ii) has met (or is expected to meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” (iii) has been (or is expected to be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and (iv) has not been (and is not expected to be), liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company. As of the time of the Closing, the Target Fund will have no current or accumulated earnings and profits accumulated in any taxable year into which the provisions of Part I of Subchapter M of the Code did not apply to the Target Fund.

(m)	All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Centre Funds and in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws. All of the issued and outstanding shares of the Target Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund’s shares.

(n)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Trustees of Centre Funds, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of Centre Funds, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)	The information to be furnished by the Target Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal, state, and local securities and other laws and regulations thereunder applicable thereto.

(p)	With respect to each Reorganization, within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonable necessary for the Acquiring Fund to prepare the registration statement on Form N-14 under the 1933 Act which shall properly register the Acquiring Fund Shares to be issued in connection with the Reorganization and include a proxy statement with respect to the votes of the shareholders of the Target Fund to approve the Reorganization and such other matters as the parties may agree (the “Proxy Statement/Prospectus”) and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund or Horizon for use therein, or the omission or revision by the Acquiring Fund or Horizon of information provided by the Target Fund.

(q)	The Centre Funds’ Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Centre Funds.

(r)	The Target Fund’s investment operations, from inception to the date hereof, have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Target Fund, as in effect from time to time.

(s)	All information provided or identified in writing by the Target Fund to the Acquiring Fund in response to formal due diligence requests relating to the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Target Fund as of the date hereof.

4.2	Representations and Warranties of Horizon Funds. Except as has been fully disclosed to the Target Fund in a written instrument executed by an officer of Horizon Funds, Horizon Funds, on behalf of the Acquiring Fund, represents and warrants to Centre Funds, on behalf of the Target Fund, as follows:

(a)	The Acquiring Fund is a duly established series of Horizon Funds, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)	Horizon Funds is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect, or is anticipated to be in full force and effect on the Closing Date.

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Horizon Funds on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d)	The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; provided, however, that the representations and warranties of this subparagraph (d) shall not apply to statements in or omissions from the materials described in this subparagraph (d) made in reliance upon and in conformity with information that was furnished by the Target Fund, Centre Funds or CAM for use therein.

(e)	At the Effective Time, Horizon Funds, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s assets, if any, free of any liens or other encumbrances.

(f)	Horizon Funds, on behalf of the Acquiring Fund, is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of Delaware law or a material violation of its Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Horizon Funds, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Horizon Funds, on behalf of the Acquiring Fund, is a party or by which it is bound.

(g)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Horizon Funds’ knowledge, threatened that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Horizon Funds, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(h)	At the Effective Time, the Acquiring Fund will have no assets (other than any seed capital invested by the Acquiring Fund’s sole initial shareholder) and no liabilities. The Acquiring Fund has not commenced operations and will not commence operations until after the Effective Time.

(i)	The Acquiring Fund will not have had any assets (other than assets required to meet requirements of Section 14(a) of the 1940 Act, if any) or investment operations at any time prior to the Effective Time. As of the time immediately following the Closing, the Target Fund Shareholders will own all of the outstanding Acquiring Fund Shares. As of the time immediately following the Closing, the Acquiring Fund will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code and intends to take all steps necessary to meet the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company.”

(j)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Board of Trustees of Horizon Funds, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)	The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by Horizon Funds, and will have been issued in every state and the District of Columbia in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(l)	The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal, state and local securities and other laws and regulations applicable thereto.

(m)	The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Proxy Statement/Prospectus through the date of the meeting of Target Fund Shareholders contemplated therein and at the Effective Time (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (m) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Centre Funds, Target Fund or CAM for use therein.

(n)	Prior to the Effective Time, the Acquiring Fund’s investment advisory agreement with Horizon will have been properly approved by the Board of Trustees of Horizon Funds pursuant to Section 15(c) of the 1940 Act.

(o)	All information provided or identified in writing by the Acquiring Fund to the Target Fund in response to formal due diligence requests relating to the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to the operation of the Acquiring Fund as of the date hereof.

4.3	Representation and Warranty of CAM.

(a)	CAM is a limited liability company formed and validly existing under the laws of the State of New York and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. CAM has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	CAM represents and warrants to Horizon Funds, on behalf of the Acquiring Fund, and to Centre Funds, on behalf of the Target Fund, that the execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of CAM, and this Agreement will constitute a valid and binding obligation of CAM, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(c)	All information provided or identified in writing by CAM to Horizon Funds or Horizon in response to formal due diligence requests relating to CAM or the Target Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to CAM or the operation of the Target Fund as of the date hereof.

4.4	Representations and Warranties of Horizon. Horizon represents and warrants to Horizon Funds, on behalf of the Acquiring Fund, and to Centre Funds, on behalf of the Target Fund, as follows:

(a)	Horizon is a limited liability company organized under the laws of the State of South Carolina and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. Horizon has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of Horizon, and this Agreement will constitute a valid and binding obligation of Horizon, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(c)	All information provided or identified in writing by Horizon to the Target Fund in response to formal due diligence requests relating to Horizon or the Acquiring Fund are true and correct in all material respects and contain no material misstatements or omissions with respect to Horizon or the operation of the Acquiring Fund as of the date hereof.

ARTICLE V

COVENANTS AND AGREEMENTS

5.1	Conduct of Business. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course consistent with past practice between the date hereof and the Effective Time, it being understood that such ordinary course of business with respect to the Target Fund will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

5.2	Meeting of Shareholders. Centre Funds will call a meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3	No Distribution of Acquiring Fund Shares. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4	Information. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.5	Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6	Proxy Statement/Prospectus. The Target Fund will provide the Acquiring Fund with information regarding the Target Fund reasonably necessary for the preparation of the proxy statement and prospectus to be included in the Proxy Statement/Prospectus, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the Target Fund Shareholders to consider and vote upon the approval of the Reorganization. The Horizon Funds shall file with the Commission the Proxy Statement/Prospectus.

5.7	Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8	Best Efforts. The Acquiring Fund and the Target Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article VI to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9	Other Instruments. Horizon Funds, on behalf of the Acquiring Fund, and Centre Funds, on behalf of the Target Fund, each covenants that it will, from time to time, as and when reasonably requested by the other party, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm (a) Centre Funds’, on behalf of the Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) Horizon Funds’, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10	Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11	Compliance with Section 15(f) of the 1940 Act. The Acquiring Fund and Horizon shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations of the SEC thereunder as applicable to the transactions contemplated hereby.

5.12	Qualification as a “Regulated Investment Company. (a) The Acquiring Fund will elect to be a “regulated investment company,” for federal income tax purposes for its taxable year that includes the Effective Time and will compute its federal income tax for such taxable year under Section 852 of the Code; and (b) at all times prior to and subsequent to making such election, the Acquiring Fund will take all steps necessary to ensure that it qualifies for federal income tax purposes as a “regulated investment company” and remains eligible to compute its federal income tax under Section 852 of the Code.

5.13.	Reorganization. The Target Fund and the Acquiring Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1)(F) of the Code and will file all tax returns consistent with such treatment. Neither the Target Fund nor the Acquiring Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return or the defense of any dispute, audit, investigation, proceeding or claim concerning taxes) that is inconsistent with such treatment or that results in the failure of the transaction to qualify as a reorganization under Section 368(a)(1)(F) of the Code, except as required by applicable law.

5.14.	Tax Filings. The Target Fund (or Centre Funds on behalf of the Target Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any IRS Forms 1099, required to be filed by the Target Fund with respect to taxable years ending on or prior to the Closing and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. The Acquiring Fund (or Horizon Funds on behalf of the Acquiring Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquiring Fund with respect to taxable years ending after the Closing and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. The Acquiring Fund and the Target Fund will comply with the record keeping and information filing requirements of Treasury Regulation Section 1.368-3.

5.15.	Continued Insurance Coverage. CAM shall obtain for a six (6) year period beginning at the Closing Date, a pre-paid, non-cancelable run-off insurance policy providing substantially the same coverage limits as currently exist with respect to the Target Fund and to any current or former trustees and officers of Centre Funds as of the date of this Agreement, covering the actions of such trustees and officers of Centre Funds prior to the Closing.

ARTICLE VI

CONDITIONS PRECEDENT

6.1	Conditions Precedent to Obligations of Centre Funds. The obligations of Centre Funds, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at Centre Funds’ election, to the following conditions:

(a)	All representations and warranties of Horizon Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)	Horizon Funds, on behalf of the Acquiring Fund, shall have delivered to the Target Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Centre Funds, and dated as of the Effective Time, to the effect that the representations and warranties of Horizon Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as Centre Funds shall reasonably request.

(c)	Horizon Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Horizon Funds, on behalf of the Acquiring Fund, on or before the Effective Time.

(d)	The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)	Centre Funds shall have received on the Closing Date the opinion of Kilpatrick Townsend & Stockton, LLP, counsel to Horizon Funds, dated as of the Closing Date, covering the following points:

(1)	Horizon Funds is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company;

(2)	Horizon Funds has the power and authority under its Declaration of Trust, its By-Laws and Delaware Statutory Trust Act, Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801 et seq., as amended from time to time (the “Delaware Statutory Trust Act”) to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(3)	This Agreement has been duly authorized by Horizon Funds, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by Centre Funds, is a valid and binding obligation of Horizon Funds, on behalf of the Acquiring Fund, enforceable against Horizon Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(4)	The Acquiring Fund Shares to be issued to the Target Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable by Horizon Funds and no Acquiring Fund Shareholder has any preemptive rights to subscription or purchase in respect thereof;

(5)	The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of Horizon Funds’ Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which Horizon Funds is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Horizon Funds is a party or by which it is bound;

(6)	To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by Horizon Funds in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(7)	Horizon Funds is a registered investment company classified as a management company of the open-end type with respect to each series and class of shares it offers, including those of the Acquiring Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(8)	To the knowledge of such counsel there are no legal or governmental proceedings pending to which Horizon Funds is a party that are required to be disclosed in the Proxy Statement that are not so disclosed therein.

6.2	Conditions Precedent to Obligations of Horizon Funds. The obligations of Horizon Funds, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at Horizon Funds’s election, to the following conditions:

(a)	All representations and warranties of Centre Funds, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)	Centre Funds shall have delivered to the Acquiring Fund a statement of the Target Fund’s Assets and Liabilities, as of the Effective Time, that is prepared in accordance with GAAP and certified by the Treasurer of Centre Funds.

(c)	Centre Funds, on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Target Fund by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of Centre Funds, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Horizon Funds may reasonably request.

(d)	Centre Funds, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Centre Funds, on behalf of the Target Fund, on or before the Effective Time.

(e)	The Target Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)	Horizon Funds shall have received on the Closing Date the opinion of Thompson Hine LLP, counsel to Centre Funds, covering the following points:

(1)	Centre Funds is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the trust power to own all of the Target Fund’s properties and assets and to carry on its business, including that of the Target Fund, as a registered investment company;

(2)	Centre Funds has the power and authority under its Declaration of Trust, its By-Laws and the Delaware Statutory Trust Act to execute and deliver the Agreement and to consummate the transactions contemplated thereby;

(3)	The Agreement has been duly authorized by Centre Funds, on behalf of the Target Fund and, assuming due authorization, execution and delivery of the Agreement by Horizon Funds, is a valid and binding obligation of Centre Funds on behalf of the Target Fund enforceable against Centre Funds in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(4)	The execution and delivery by Centre Funds, on behalf of the Target Fund, of this Agreement did not, and the consummation by Centre Funds, on behalf of the Target Fund, of the transactions contemplated pursuant to this Agreement will not, result in a violation of Centre Fund’s Declaration of Trust or By-Laws or the terms of any material contract or any other material commitment or obligation with respect to the Target Fund and will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment or decree to which Centre Funds is a party or by which it is bound;

(5)	Such counsel has no knowledge that any consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by Centre Funds, on behalf of the Target Fund, of the transactions contemplated pursuant to this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under the securities or blue sky laws of the various states (as to which such counsel need express no opinion);

(6)	Such counsel has no knowledge that there are any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Target Fund or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Proxy Statement/Prospectus or the Closing Date that is required to be described in the Proxy Statement/Prospectus or to be filed as an exhibit to the Proxy Statement/Prospectus that is not described or filed as required; and

(7)	Centre Funds is a registered investment company classified as a management company of the open-end type with respect to each series and class of shares it offers, including those of the Target Fund, under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

6.3	Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, Horizon Funds or Horizon (as applicable), on behalf of the Acquiring Fund, or Centre Funds or CAM (as applicable), on behalf of the Target Fund, shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)	This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of Centre Funds’ Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act and the regulations thereunder, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, Horizon Funds and Centre Funds, on behalf of either the Acquiring Fund or the Target Fund, respectively, may not waive the conditions set forth in this paragraph 6.3(a).

(b)	At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of Horizon Funds or Centre Funds, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c)	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Horizon Funds and Centre Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions.

(d)	The Proxy Statement/Prospectus shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

(e)	Horizon Funds, on behalf of the Acquiring Fund, and Centre Funds, on behalf of the Target Fund, shall each have received an opinion of Kilpatrick Townsend & Stockton, LLP, in a form acceptable to Horizon Funds and Centre Funds, as to federal income tax matters (the “Tax Opinion”) substantially to the effect that, based on the facts, representations and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(1)	the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)	no gain or loss will be recognized by the Target Fund upon the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(3)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(4)	no gain or loss will be recognized by the Target Fund Shareholders upon the distribution to them by the Target Fund of the Acquiring Fund Shares solely in exchange for their Target Fund Shares as part of the Reorganization;

(5)	the basis of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will be the same as the basis of the shareholder’s exchanged Target Fund Shares;

(6)	the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including fractional shares to which they may be entitled) will include the period during which the surrendered Target Fund Shares were held by such Target Fund Shareholder, provided that the Target Fund Shares were held as a capital asset at the Effective Time;

(7)	the tax basis of each Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset immediately prior to the transfer of the Asset; and

(8)	the holding period of each Asset received by the Acquiring Fund will include the period during which that Asset was held by the Target Fund; and

(9)	The Acquiring Fund will succeed to and take into account those tax attributes of the Target Fund that are described in Section 381, 382, 383 and 384 of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations, and the taxable year of the Acquired Fund will not end as a result of the Reorganization.

The delivery of such opinion is conditioned upon receipt by Kilpatrick Townsend & Stockton LLP of representations it shall request of Horizon Funds, on behalf of the Acquiring Fund, and of Centre Funds, on behalf of the Target Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(e).

(f)	U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(g)	The Transfer Agent shall have delivered to Horizon Funds a certificate of its authorized officer as set forth in paragraph 3.3.

(h)	The Acquiring Fund shall have issued and delivered to the Secretary of the Centre Funds the confirmation as set forth in paragraph 3.3.

(i)	Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

ARTICLE VII

INDEMNIFICATION

7.1	Indemnification by Horizon Funds. Horizon Funds, solely out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless Centre Funds, the Target Fund, CAM and their trustees, officers, employees and agents (the “Centre Funds Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Centre Funds Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of such Centre Funds Indemnified Party.

7.2	Indemnification by Centre Funds. Centre Funds, solely out of the Target Fund’s assets and property, agrees to indemnify and hold harmless Horizon Funds, the Acquiring Fund, Horizon and their trustees, officers, employees and agents (the “Horizon Funds Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Horizon Funds Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of such Horizon Funds Indemnified Party.

7.3	Liability of Centre Funds. Horizon Funds understands and agrees that the obligations of Centre Funds, on behalf of the Target Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of Centre Funds on behalf of Centre Funds personally, but bind only Centre Funds on behalf of the Target Fund and the Target Fund’s property. Moreover, no series of Centre Funds other than the Target Fund shall be responsible for the obligations of Centre Funds hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Target Fund hereunder. Horizon Funds represents that it has notice of the provisions of Centre Funds’ Declaration of Trust disclaiming shareholder and trustee liability for acts or obligations of the Target Fund.

7.4	Liability of Horizon Funds. Centre Funds understands and agrees that the obligations of Horizon Funds, on behalf of the Acquiring Fund, under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of Horizon Funds on behalf of Horizon Funds personally, but bind only Horizon Funds on behalf of the Acquiring Fund and the Acquiring Fund’s property. Moreover, no series of Horizon Funds other than the Acquiring Fund shall be responsible for the obligations of Horizon Funds hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. Centre Funds represents that it has notice of the provisions of the Declaration of Trust of Horizon Funds disclaiming shareholder and trustee liability for acts or obligations of the Acquiring Fund.

ARTICLE VIII

BROKERAGE FEES AND EXPENSES

8.1	No Broker or Finder Fees. The Acquiring Fund and the Target Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

8.2	Expenses of Reorganization. The documented and out-of-pocket expenses relating to the proposed Reorganization will be borne by Horizon and CAM. The costs of the Reorganization shall include, without limitation, costs associated with: preparation, printing and distribution of the Proxy Statement/Prospectus; legal fees and accounting fees with respect to the Reorganization and the Proxy Statement/Prospectus; expenses of holding shareholder meetings; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or the disqualification of the Reorganization as a tax-free reorganization under Section 368(a)(1)(f) of the Code.

ARTICLE IX

AMENDMENTS AND TERMINATION

9.1	Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Horizon Funds or Centre Funds, on behalf of either the Acquiring Fund or the Target Fund, respectively; provided, however, that following the approval of this Agreement by the Target Fund Shareholders, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.2	Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board of Trustees of Horizon Funds or the Board of Trustees of Centre Funds, on behalf of the Acquiring Fund or the Target Fund, respectively, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of Trustees, make proceeding with this Agreement inadvisable.

ARTICLE X

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to Horizon Funds:

Horizon Funds

c/o Horizon Investments, LLC

6210 Ardrey Kell Rd #300

Charlotte, North Carolina 28277

Attention: Matt Chambers

Email: mchambers@horizoninvestments.com

with a copy (which copy shall not constitute notice) to:

Kilpatrick Townsend & Stockton LLP

1001 W. Fourth Street

Winston-Salem, North Carolina 27101

Attention: Jeffrey Skinner; Kate McCurry

Email: jskinner@ktslaw.com; kmccurry@ktslaw.com

If to Centre Funds:

Centre Funds

c/o Centre Asset Management, LLC

48 Wall Street, Suite 1100

New York, NY 10005-2903

Attention: James Abate

Email: jabate@centreasset.com

With a copy (which shall not constitute notice) to:

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Attention: JoAnn Strasser

Email: JoAnn.Strasser@thompsonhine.com

If to Horizon:

Horizon Investments, LLC

6210 Ardrey Kell Rd #300

Charlotte, North Carolina 28277

Attention: Matt Chambers

Email: mchambers@horizoninvestments.com

with a copy (which copy shall not constitute notice) to:

Kilpatrick Townsend & Stockton LLP

1001 W. Fourth Street

Winston-Salem, North Carolina 27101

Attention: Jeffrey Skinner; Kate McCurry

Email: jskinner@ktslaw.com; kmccurry@ktslaw.com

If to Centre:

Centre Asset Management, LLC

48 Wall Street, Suite 1100

New York, NY 10005-2903

Attention: James Abate

Email: jabate@centreasset.com

ARTICLE XI

MISCELLANEOUS

11.1	Entire Agreement. Centre Funds and Horizon Funds agree that they have not made any representation, warranty or covenant, on behalf of either the Target Fund or the Acquiring Fund, respectively, not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2	Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification contained in paragraphs 7.1 and 7.2 shall survive the Closing.

11.3	Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws. Each of the parties to this Agreement consents to submit itself to the exclusive jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery and any state appellate court therefrom declines to accept jurisdiction over a particular matter, any United States federal court located in the State of Delaware or any Delaware state court), in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement and further agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

11.5	Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the [_________] day of [_______], 20[___].

HORIZON FUNDS

By:
Name:
Title:

CENTRE FUNDS

By:
Name:
Title:

HORIZON INVESTMENTS, LLC

By:
Name:
Title:

CENTRE ASSET MANAGEMENT, LLC

By:
Name:
Title:

Exhibit A

Funds
Target Fund (series of Centre Funds)		Acquiring Fund (series of Horizon Funds)
Centre American Select Equity Fund	à	Centre American Select Equity Fund
Centre Global Infrastructure Fund	à	Centre Global Infrastructure Fund
Share Classes
Target Fund Class		Acquiring Fund Class
Institutional Class	à	Investor Class
Investor Class	à	Advisor Class

APPENDIX B

MORE ABOUT THE ACQUIRING FUNDS’

1

For this section, the terms “Horizon” and “Adviser” refer to the Acquiring Funds’ investment adviser. The terms “Select Equity Fund”, “Global Infrastructure Fund”, “Fund” and “Funds” refer to the Acquiring Funds. The terms “Select Equity Predecessor Fund” and “Global Infrastructure Predecessor Fund” refer to the Acquired Funds.

Centre American Select Equity Fund

Investment Objective. The investment objective of the Centre American Select Equity Fund (the “Select Equity Fund”) is long-term growth of capital.

Portfolio Turnover. The Select Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Select Equity Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Select Equity Predecessor Fund was 81% of the average value of the portfolio.

Principal Investment Strategies of the Select Equity Fund

The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of large capitalization U.S. companies. U.S. companies, for this purpose, consist of those companies that: (i) are incorporated in the U.S.; and (ii) list their common stock on, and principally trade on, the New York Stock Exchange (“NYSE”) (including NYSE Arca and NYSE American), the NASDAQ Global Select Market, the NASDAQ Select Market, or the NASDAQ Capital Market. The 80% portion of the Fund’s portfolio consists of investments in U.S. companies that are members of the S&P 500 Index or possess similar minimum market capitalization and trading volume attributes.5 The Fund’s common stock investments may include exchange-listed equities from companies across various sectors and industries. The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include small-cap and mid-cap companies, preferred stock, exchange-traded funds (“ETFs”), and preferred stock.

In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added6 framework to select investments. The framework focuses on the fundamentals of shareholder wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy shareholder wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders’ interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reasons for investing in the security have changed.

[5]	Under current S&P Dow Jones Indices market capitalization guidelines, companies are required to have a market value of at least $15.8 billion for listing in the S&P 500 Index. S&P Dow Jones Indices typically makes adjustments to its benchmark indexes on an annual basis.
[6]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

2

The Fund may purchase or sell exchange-traded derivative products, such as exchange-traded futures and options, for capital preservation, enhancement of returns, temporary cash management, or investment transition purposes. For example, the Adviser may utilize exchange-traded futures and options to hedge the risks of existing stock positions in the Fund’s portfolio against significant equity market declines that may occur over short periods of time. Such capital protection strategies will be used tactically when the Adviser’s current assessment of market valuation indicates forward returns as low relative to downside risk and the cost to upside potential from utilizing portfolio preservation tools reasonable. A protective put option strategy, when tactically employed, is executed using exchange-traded put options on U.S. large capitalization Indices such as the S&P 500 Index to hedge the portfolio and to reduce volatility. Generally, S&P 500 Index put options and others have an inverse relationship to their underlying Index level, meaning that the value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund or on U.S. large capitalization Indices such as the S&P 500 Index at the time of the call sale. As the seller of the call option, the Fund receives cash (the premium) from the purchaser. Furthermore, the Fund may also invest in S&P 500 Index futures to increase the Fund’s overall market exposure following cash inflows from new investments in the Fund.

The Fund generally maintains a fully-invested posture. As such, cash is typically held to a minimum. However, significant investor inflows may temporarily increase cash positions. The Fund may also, under unusual circumstances, take temporary defensive positions and hold up to 100% of its portfolio in cash or cash equivalent positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate. A high portfolio turnover rate may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.

Principal Risks of the Select Equity Fund

Many factors affect the Select Equity Fund’s performance. The Select Equity Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Select Equity Fund invests. The Select Equity Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Select Equity Fund.

Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security.

3

Sector Risk. To the extent that the Fund focuses its investments in the securities issued by companies in a particular market sector, such as materials, energy, and information technology, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Derivative Risk. Loss may result from the Fund’s use of derivatives. The value of derivatives in which the Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to a non-exchange traded derivative transaction; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives may contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of the Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause the Fund to sustain large and sudden losses.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objective.

Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Portfolio Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager. James A. Abate, Managing Director, Fundamental Equities, of Horizon has responsibility for the day-to-day management of the Select Equity Fund as Portfolio Manager. Mr. Abate has served as the portfolio manager of the Select Equity Fund since March, 2025. He also served as the portfolio manager to the Select Equity Predecessor Fund since December 2011.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Select Equity Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Select Equity Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Select Equity Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Select Equity Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Select Equity Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Select Equity Fund through a broker-dealer or other financial intermediary (such as a bank), the Select Equity Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Select Equity Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Centre Global Infrastructure Fund

Portfolio Turnover. The Global Infrastructure Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Infrastructure Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Global Infrastructure Predecessor Fund was 10% of the average value of the portfolio.

Principal Investment Strategies of the Global Infrastructure Fund

The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies. For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets. “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing). The Fund’s 80% investment policy (the “80% Policy”) is a non-fundamental investment policy that may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund must comply with the 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with the 80% Policy.

The remaining 20% of the Fund’s net assets, plus borrowings for investment purposes, may include infrastructure-related debt securities of U.S. and non-U.S. issuers (including municipal, corporate debt obligations and asset-backed securities), energy-related infrastructure companies organized as master limited partnerships (“MLPs”), common stock and convertible securities. The Fund’s common stock investments may consist of exchange-listed equities from companies across various industries, sectors and market capitalizations. The Fund may invest in convertible securities when the attributes of a particular company’s convertible security is superior, in terms of total return (interest or dividends plus capital appreciation), to the common shares of the same company. There is no limitation on the credit quality or maturity of the debt securities in which the Fund may invest.

Under normal market conditions, the Fund will invest at least 40% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies organized or located in at least three non-U.S. countries. Although the Fund may invest in emerging market securities without limit, under normal market conditions, the non-U.S. companies in which the Fund currently intends to invest will be organized or located primarily in developed market countries, such as Japan, Spain, Canada, and the United Kingdom. The Fund may also engage in transactions in foreign currencies. The Fund’s investments in securities of foreign issuers may include sponsored or unsponsored depositary receipts for such securities, such as American Depositary Receipts (“ADRs”) (which are typically issued by a U.S. financial institution (a depositary) and evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary) and Global Depositary Receipts (“GDRs”) (which are receipts issued outside the U.S., typically by non-U.S. banks and trust companies, and evidence ownership of either foreign or domestic securities).

The Fund intends to generally maintain a fully-invested posture. As such, cash will typically be held to a minimum. However, significant client inflows may temporarily increase cash positions. The Fund may engage in frequent or active trading depending on market conditions, resulting in a high portfolio turnover rate.

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In selecting investments for the Fund, the Adviser utilizes a “bottom-up” fundamental stock selection process that the Adviser believes yields a more accurate picture of a company’s intrinsic value. The Adviser analyzes a variety of factors when selecting investments for the Fund, such as a company’s operations, risk profile, growth expectations and valuation of its securities. The Adviser utilizes a disciplined, Economic Value Added7 framework to select investments. The framework focuses on the fundamentals of wealth creation and wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and exploit these investment opportunities. The approach is designed to capture excess returns when the market price of a stock converges toward the Adviser’s target price.

In determining whether a particular company or security may be a suitable investment for the Fund, the Adviser may focus on any number of different attributes that may include, without limitation: the company’s ability to generate favorable returns in light of current growth prospects, market position and expertise, brand value, pricing power, measures of financial strength (e.g., strong balance sheet), profit margin changes, return on capital improvement, sustainability of revenue growth, ability to generate cash flow, strong management, commitment to shareholders interests, dividends or current income, market share gains, innovation and reinvestment, corporate governance and other indications that a company or a security may be an attractive investment. Lastly, the Adviser integrates security selection with appropriate stock position sizing (determining the appropriate percentage of the Fund’s assets to commit to a particular investment) in order to maximize return relative to risk. The Adviser may sell or reduce the Fund’s position in a security when the facts or analysis surrounding the reason to originally invest in the security have changed, such as a change in general market conditions, or in response to redemptions of Fund shares.

Principal Risks of the Global Infrastructure Fund

Many factors affect the Global Infrastructure Fund’s performance. The Global Infrastructure Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Global Infrastructure Fund invests. The Global Infrastructure Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Global Infrastructure Fund.

Common Stock Risk. The value of common stocks held by the Fund might decrease in response to the activities of a single company or in response to general market or economic conditions. If this occurs, the value of the Fund may also decrease.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets. Asset prices change daily as a result of many factors, including developments affecting the condition of individual companies, the sector or industries in which they operate, and the market in general. The price of a security or other instrument may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general market conditions. In a declining stock market, security prices for all companies (including those in the Fund’s portfolio) may decline regardless of any company’s long-term prospects. The Fund’s performance per share will change daily in response to such factors. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. There is a risk that you may lose money by investing in the Fund.

Infrastructure-Related Company Investment Risk. The Fund’s investments in infrastructure-related companies will expose the Fund, and make it more susceptible, to adverse economic or regulatory occurrences affecting those companies. Infrastructure-related companies may be subject to a variety of factors that, individually or collectively, may adversely affect their business or operations, including general or local economic conditions and political developments, changes in government spending on infrastructure projects, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, high degrees of leverage, difficulty in raising capital, costs associated with compliance with changes in environmental and other regulations, the deregulation of a particular industry or sector, environmental problems, technological changes, surplus capacity, casualty losses, threat of terrorist attacks, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, and the effects of energy conservation policies. In addition, infrastructure-related companies may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other challenges and the imposition of special tariffs and changes in tax laws and accounting standards. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not focus its investments in such companies.

[7]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

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Sector Risk. The Fund’s investments in securities issued by infrastructure-related companies may expose the Fund to the risks affecting a particular market sector, such as utilities, telecommunication services, energy or industrials. To the extent that the Fund’s investments are focused in such a sector, the Fund will be subject to the market or economic factors affecting such sector, including adverse economic, business, political, regulatory or environmental developments, to a greater extent than if the Fund’s investments were more diversified among various different sectors.

Fixed Income Securities Risk. Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed income securities are generally subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. A period of economic conditions or monetary policy volatility leading to rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell them. As interest rates rise, the value of fixed income securities typically declines.

Foreign and Emerging Market Securities Risk. The Fund will invest in foreign securities, which involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The value of the Fund’s investments may decline because of factors affecting a particular issuer, and/or factors affecting foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund. The Fund’s investments in ADRs and GDRs entail similar investment risks to direct ownership of foreign securities traded outside the U.S.

Currency Risk. Currency risk is the chance that changes in currency exchange rates will negatively affect securities denominated in, and/or companies receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a portfolio’s investment in securities denominated in a foreign currency or may widen existing losses. Currency gains and losses could occur regardless of the performance of the underlying investment.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due, and that there could be a decline or perception of a decline in the credit quality of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. The default of a single holding could have the potential to adversely affect the Fund's net asset value. It is possible that a security held by the Fund could have its credit rating downgraded or could default.

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Interest Rate Risk. Changes in interest rates will affect the value of the Fund’s investments in fixed income securities. When interest rates rise, the value of investments in fixed income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed income securities with longer maturities or durations.

Maturity Risk. Longer-term securities generally have greater price fluctuations and are more sensitive to interest rate changes than shorter-term securities. Therefore, the Fund may experience greater price fluctuations when it holds securities with longer maturities.

Income Risk. Income risk is the risk that the income received by the Fund may decrease as a result of falling interest rates or dividend yields.

Municipal Obligations. The Fund may invest in municipal obligations, including securities of states, territories and possessions, of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities (collectively, “Municipal Obligations”), the interest on which is exempt from federal income tax. Municipal Obligations include general obligation bonds (which are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest), revenue bonds (which are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer) and notes (which are short-term instruments issued by municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues). To the extent that the Fund invests more of its assets in a particular issuer’s municipal securities, the Fund is vulnerable to events adversely affecting that issuer, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. For example, factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. From time to time Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations.

Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. The Fund may also face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, and substantial redemptions of the Fund’s shares.

Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

MLP Investment Risk. An MLP that invests in a particular industry (e.g. oil, gas and consumable fuels) may be adversely affected by detrimental economic events within that industry. As a partnership, an MLP may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors, such as the Fund.

Investment Adviser Risk. The Adviser’s implementation of the Fund’s strategy may fail to produce the intended results. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

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Political/Economic Risk. Changes in economic and tax policies, interest rates, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the Fund’s investments.

Regulatory Risk. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments, including the liquidity of investments. These actions and other developments may impact the Fund’s ability to invest or remain invested in certain securities and other assets. Legislation or regulation may also change the way in which the Fund itself is regulated. The Adviser cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Fund to invest in certain assets, and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Investment Adviser. Horizon Investments, LLC.

Portfolio Manager. James A. Abate, Managing Director, Fundamental Equities, of Horizon, has responsibility for the day-to-day management of the Global Infrastructure Fund as Portfolio Manager. Mr. Abate has served as the portfolio manager of the Global Infrastructure Fund since March, 2025. He also served as portfolio manager to the Global Infrastructure Predecessor Fund since January 2018.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Global Infrastructure Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Global Infrastructure Fund’s Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment in the Global Infrastructure Fund is $2,500 and the minimum subsequent investment is $250 for Advisor Class and Investor Class shares. The minimum initial investment in the Global Infrastructure Fund is $10 million for Institutional Class shares. There is no minimum subsequent investment for Institutional Class shares.

Tax Information. The Global Infrastructure Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Global Infrastructure Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Infrastructure Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Infrastructure Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Investment Objective: Each of the Select Equity Fund and the Global Infrastructure Fund (each, a “Fund” and together, the “Funds”) may change its investment objective without shareholder approval upon not less than 60 days’ written notice to shareholders. Additionally, the 80% investment limitation for each of the Funds is non-fundamental and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

An investment in a Fund should not be considered a complete investment program. Whether a Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading or other speculative strategies and styles will not find the Funds to be appropriate investment vehicles if they want to invest in the Funds for a short period of time.

Temporary Defensive Strategies (All Funds): To respond to adverse market, economic, political or other conditions, each Fund may take a defensive position and invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities or money market instruments. These short-term debt securities and money market instruments may include, without limitation: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

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PRINCIPAL INVESTMENT RISKS

An investment in a Fund is subject to one or more of the principal risks identified in the following table and in the description of each Fund’s principal risks, above. The principal risks identified below are discussed in more detail in the disclosure that immediately follows the table.

General. A Fund’s portfolio may be exposed to a variety of securities, including, as applicable, common stocks, preferred stocks, fixed income securities, securities in other investment companies and/or cash. To the extent that a Fund invests in common stock, such investments may include investments in exchange-listed equities issued by companies across various industries, sectors and market capitalizations. To the extent that a Fund is exposed to preferred stock, such investments may be represented by investments made when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company.

A Fund may also invest in derivatives, cash management instruments and other instruments to help manage interest rate exposure or sensitivity compared to the stock market, hedge or protect a Fund’s underlying assets, or enhance returns. A Fund may be exposed to exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Management. Each Fund is actively managed and could experience losses if the judgment of the Adviser about markets, interest rates or particular investments proves to be incorrect. There can be no guarantee that the investment decisions of the Adviser will produce the desired results. Additionally, the Adviser may be limited by legislative, regulatory, or tax developments in connection with its management of a Fund.

Temporary Defensive Positions and Cash Management. A Fund may, under unusual circumstances, deviate from its investment objective and principal investment strategies and take temporary defensive positions in an attempt to respond to adverse market, economic, political, or other conditions. During such circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. In the event that a Fund, or any investment company in which a Fund invests, takes a temporary defensive position, the Fund may not be able to achieve its investment objective. A Fund may also use cash management instruments and other instruments to help manage interest rate duration or to protect the Fund’s assets or enhance returns.

Derivative Risk. A Fund may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments.

The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

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Losses in a Fund’s derivative investments could result in a Fund being called upon to meet obligations in an amount more than the principal amount invested in a derivative instrument or in excess to that Fund’s net asset value, which could leave the Fund with no assets or insufficient assets to carry on operations, and could, as a result, cause the Fund to wind down its operations. A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Risks Related to Investing in Other Investment Companies.

A Fund may invest in other investment companies, as permitted by the 1940 Act or the rules and regulations or exemptive orders thereunder. Each Fund may also invest up to 10% of the Fund’s net assets in other investment companies, such as ETFs and closed-end funds. Except as otherwise provided herein, the Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program, and may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by the Adviser, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order.

To the extent that a Fund invests in other investment companies, your cost of investing in that Fund will generally be higher than the cost of investing directly in such other investment company shares. You may indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, these types of investments by a Fund could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Growth Style. A Fund may seek to invest in companies that, in the view of the Adviser, have potential for growth. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the perceived growth potential of a company is not realized, then the securities purchased by a Fund may not perform as expected and that Fund’s return will be reduced. A Fund’s performance may be adversely affected by its investment in growth stocks.

Value Style. A Fund may, at times, have an investment style that emphasizes “value stocks,” which means that the stocks trade at less than the prices at which the Adviser believes they would trade if the market reflected all factors relating to the issuers’ worth. A value investment style involves the risk that a stock’s price may not increase as expected, and may even decline in value. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor or achieve the Adviser’s expectations with respect to the price of the security. To the extent that the performance of a Fund is adversely affected by its investment in value stocks, Fund performance may be negatively affected as a result.

Risks of Investing in Real Estate Investment Trusts. A Fund may, at times, invest in real estate investment trust (“REIT”) securities of a diversified nature (both commercial and residential) if the issuers are members of the S&P 500 Index or MSCI World Index or possess similar market capitalization characteristics and trading volume attributes. REITs are collective investment vehicles which are designed to invest in real estate. A Fund may also invest in exchange-traded notes (“ETNs”) and ETFs that have returns linked to REIT indices. An investment in REITs is subject to the risks associated with owning real estate and with the real estate industry generally, including difficulties in valuing and disposing of real estate; the risk of declines in real estate values and economic conditions; possible adverse changes in the climate for real estate; environmental liability risks; the risk that property taxes and operating expenses will increase; possible adverse changes in zoning laws; the risks of casualty or condemnation losses, rent limitations and adverse changes in interest rates and the credit markets; and the risk of pre-payment by borrowers. In addition, a REIT may default on its obligations or go bankrupt. To the extent that the Fund invests in REITs, the Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

Natural Resources Investment Risk. A Fund may, at times, invest in securities of companies in natural resources industries that can be significantly affected by changes in supply of, or demand for, various natural resources. They may also be affected by changes in commodity prices, international political and economic developments, environmental incidents, resources conservation, the success of exploration projects, and tax and other government regulations.

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Small-Cap and Mid-Cap Securities Risk. A Fund may, at times, invest in securities of small-capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies. Investing in such companies involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of small-cap and mid-cap companies have limited market liquidity, and their prices may be more volatile.

Preferred Stock. A Fund may, at times, invest in preferred stocks when the attributes of a particular company’s preferred stock is superior, in terms of total return (dividends plus capital appreciation), to the common shares of the same company. Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stock may not pay a dividend, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent a Fund invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the Fund’s investments to decline.

Liquidity Risk. Liquidity risk occurs when an investment becomes difficult to purchase or sell. A Fund may face liquidity risk as a result of, among other factors, low trading volumes, legal or contractual restrictions on resale, substantial redemptions of the Fund’s shares and, with respect to fixed income securities, rising interest rates and lower a decreasing capacity of dealers in the secondary market to make markets in such securities. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases.

Political/Economic Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of the Funds.

Change of Investment Strategy. Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The 80% Policy is a non-fundamental investment policy that can be changed by a Fund upon 60 days’ prior written notice to shareholders. Each Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.

Tax Treatment. For an investment in a Fund to qualify for favorable tax treatment as a regulated investment company, certain requirements under the Internal Revenue Code of 1986 (the “Code”), including asset diversification and income requirements, must be met. If a Fund were to fail to qualify as a regulated investment company under the Code, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains.

Non-Principal Risks

In addition to the principal risks outlined above, an investment in a Fund is also subject to the following additional risk:

Loans of Portfolio Securities. Each Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. Each Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. A Fund will not lend more than 33⅓% of the value of its total assets.

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A Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder. While voting rights pass with the loaned securities, each Fund will retain the right to call any security in anticipation of a vote that Horizon deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Fund’s adviser to be creditworthy and when, in the judgment of the adviser, the income that can be earned from such securities loans justifies the attendant risk. Each Fund bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Temporary Defensive Strategies

To respond to adverse market, economic, political or other conditions, each Fund may take a defensive position and invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities or money market instruments. These short-term debt securities and money market instruments may include, without limitation: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds’ policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information. The Funds may, from time to time, make available quarter-end (and in some instances month-end) portfolio holdings information on their website at www.horizonmutualfunds.com. The portfolio holdings are generally posted to the website within 30 days following the end of each quarter (or month as applicable) and remain available until more recent portfolio holdings are posted. Shareholders may request portfolio holdings schedules at no charge by calling 1-855-754-7932.

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HOW SHARES ARE PRICED

The price of each Fund’s shares is based on the Fund’s NAV. Each Fund’s NAV is calculated on each day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed on weekends and most national holidays. The calculated and reported NAV of a Fund is the value of a single share of the Fund. The NAV is calculated for each Fund at the close of business of the NYSE, normally 4:00 p.m. Eastern time (“Valuation Time”), and the price at which a purchase or redemption of a Fund share is effected is based on the next calculation of net asset value after the order is placed. Each Fund’s NAV is determined by subtracting the total of a Fund’s liabilities from its total assets and dividing the remainder by the number of shares outstanding. Due to the fact that different expenses are charged to the Advisor Class, Institutional Class and Investor Class shares of a Fund, the NAV of the three classes of a Fund may vary. The value of a Fund’s total assets is generally based on the market value of the securities that a Fund holds. Fund portfolio securities, which are traded on a national securities exchange, are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). Certain short-term securities are valued on the basis of amortized cost. Foreign securities may be traded in their primary markets on weekends or other days when a Fund does not price its shares. Similarly, when the Funds hold securities traded in foreign markets that close prior to U.S. markets then significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Funds. Therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem their Fund shares. The Funds normally use third party pricing services to obtain market quotations.

If a security does not have a readily available market quotation, Horizon values the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds’ Board of Trustees (the “Board”). The types of securities for which fair value pricing is required include, but are not limited to:

●	Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	Securities for which, in the judgment of Horizon, the prices or values available do not represent the fair value of the instrument. Factors which may cause Horizon to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

●	Securities determined to be illiquid; and

●	Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV.

Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for arbitrage in the Fund. However, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations may remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. There is no assurance that a Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies that are registered under the Investment Company Act of 1940 (the “1940 Act”), each Fund’s NAV is calculated based upon the NAV of the registered open-end management investment companies in which a Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Choosing a Class

Each Fund has authorized three classes of shares, Advisor Class, Institutional Class and Investor Class. Each class of shares is designed for specific investors. Not all classes are currently being offered for sale.

If you are making your initial investment in a Fund, you must select a class of shares. Each class represents an interest in the same portfolio of securities and each has the same rights with one exception. Pursuant to the 1940 Act, you will have exclusive voting rights with respect to the Distribution Plan pursuant to Rule 12b-1, if any, for the class you choose.

Different share classes allow you to choose the class that will be most beneficial to you. Your decision should depend upon a number of factors including the amount you purchase and the length of time you plan to hold the shares. All share classes are not available to all investors. Your financial consultant can assist you in determining which class is best for you. Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully.

12b-1 Plans. The Board of Trustees of the Funds has adopted, on behalf of the Advisor Class shares and Investor Class shares of each Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). The 12b-1 Plan allows a Fund to use part of its assets for the sale and distribution of these Shares, including advertising, marketing and other promotional activities, as well as shareholder servicing. For these services, under the 12b-1 Plan, each Fund is authorized to pay the Distributor a distribution fee at the rate of up to 0.25% of average net assets attributable to Advisor Class shares and 0.10% of the average net assets attributable to Investor Class shares, as applicable, of that Fund on an annualized basis. The Distributor may use monies authorized by the 12b-1 Plan to compensate other parties that have entered into selling and/or shareholder servicing agreements with Distributor with respect to the distribution of Fund shares. Because these distribution and shareholder service fees are paid out of a Fund’s assets on an ongoing basis, the fees under the 12b-1 Plan may, over time, increase the cost of investing in that Fund and cost investors more than other types of sales loads.

Advisor Class

Advisor Class shares are offered without any sales charges, and are not subject to shareholder servicing fees but are subject to a 0.25% 12b-1 fee.

Investor Class

Investor Class shares of the Funds are offered only through financial intermediaries that have been approved by the Funds and are subject to a 0.10% 12b-1 fee.

Please refer to your financial representative for detailed information on purchasing Investor Class shares of any Fund.

Institutional Class

Institutional Class shares are offered without any sales charges, and are not subject to any 12b-1 or shareholder servicing fees.

Additional Information Regarding the Purchase of Shares

All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept payment in cash or money orders. The Funds do not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

To buy shares of the Funds, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the transfer agent. If you do not have the Invest by Mail form, include the Fund name, address, and account number on a separate piece of paper along with your check. If you are purchasing Shares, you may send your purchase request to:

By Regular Mail

Horizon Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Delivery

Horizon Funds

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption request does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

For initial purchases by wire

If you are making your first investment in the Funds, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(shareholder registration)

(shareholder account number)

For subsequent investment by wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Telephone Purchases

Investors may purchase additional shares of the Funds by calling 1-855-754-7932. If you elected this option on your account application, and your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Automatic Investment Plan (AIP)

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly basis. In order to participate in the Plan, each purchase must be in the amount of $100 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-855-754-7932 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent 5 days prior to the effective date.

HOW TO REDEEM SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. Selling your shares in a Fund is referred to as a “redemption” because the Funds buy back their shares. We will redeem your shares at a price per share equal to the NAV next computed following receipt of your redemption request in good order. See the section entitled “Redemption Procedures Request in Good Order”.

The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind. We will mail your redemption proceeds to your address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wires are subject to a $15 fee paid by the investor and your bank may charge a fee to receive wired funds. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available in your bank account for two to three days.

The Funds typically send the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. If you purchase shares by check or electronic funds transfer through the ACH network and, soon after, request a redemption, your redemption request will not be processed until the purchase amount has cleared (usually within 10 calendar days). This delay will not apply if you purchased your shares via wire payment.

The Funds cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Redemption proceeds must be payable to the registered shareholder(s) of the account or to a financial intermediary for the benefit of the registered shareholder(s) of the account. Please call 1-855-754-7932 for further information. We will not process your redemption request if it is not in good order. We will notify you if your redemption request is not in good order.

If, as a result of your redemption, your account value drops below $2,500, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least sixty days thereafter for you to make an additional investment to bring your account value up to at least the minimum amount before we will process the redemption.

Systematic Withdrawal Plan

For Investor Class shares, please refer to your financial representative for detailed information on whether your financial representative’s firm is participating in the Funds’ systematic withdrawal plan. Generally, a Fund will mail your redemption proceeds to your address of record or transmit them electronically to your designated bank account. Except under certain extraordinary conditions, we will send your redemption to you within seven days after we receive your redemption request. If you purchase shares by check and, soon after, request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 calendar days). Generally, if your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.

For Advisor Class, Investor Class and Institutional Class shares, if your current account value is at least $10,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-855-754-7932 for instructions. You may also elect to modify or terminate your participation in this Plan at any time by contacting the transfer agent at least 5 days prior to the next scheduled withdrawal.

Signature Guarantees

Under certain circumstances, your redemption request must be accompanied by a signature guarantee. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;
●	When redemption proceeds are payable or sent to any person, address or bank account not on record;
●	When a redemption request is received by the Transfer Agent and the account address has changed within the last 30 calendar days;
●	For all redemptions in excess of $50,000 from any shareholder account.

A Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Third Party Transactions

The Funds have authorized certain financial intermediaries to accept on their behalf purchase and redemption orders. The Funds will be deemed to have received the order when an approved financial intermediary or an authorized designee accepts your order. Your order will be priced per share at that Fund’s NAV next computed after it is received by an approved financial intermediary or its authorized designee.

If you buy and redeem shares of the Funds through a member of the Financial Industry Regulatory Authority, Inc. that member may charge you a fee for that service. The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to accept orders on the Funds’ behalf. The Funds will be deemed to have received the order when an authorized broker or a broker authorized designee accepts your order. Your order will be priced per share at that Fund’s NAV next computed after it is received by the authorized broker or broker authorized designee.

Horizon may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative and servicing functions for Fund shareholders and/or making the Funds available for purchase on their platforms. However, distribution-related fees are made from Horizon and are not charged to the Funds, unless part of an approved 12b-1 Plan.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of a Fund’s assets). The securities will be chosen by each Fund and be valued at an amount equal to the net asset value of the shares being redeemed. A shareholder may incur transaction expenses in subsequently converting these securities to cash.

Method of Redemption	Redemption Procedures
By Telephone

You may authorize redemption of some or all shares in your account with each Fund by telephoning the Funds at 1-855-754-7932. between 8:30 a.m. and 4:00 p.m. Eastern time on any day the Funds are open.

You will NOT be eligible to use the telephone redemption service if you:

● have declined or canceled your telephone investment privilege;

● wish to redeem shares valued in excess of $50,000 or if you ask us to send the redemption proceeds using an address, bank instructions, or payee other than what is currently on file;

● must provide supporting legal documents such as a signature guarantee for redemption; or

● wish to redeem from certain type of retirement accounts.

By Mail

If you are redeeming Shares, you may send your redemption request to:

By Regular Mail

Horizon Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

By Overnight Delivery

Horizon Funds

c/o U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

You must include the following information in your written request:

● a letter of instruction stating the name of the Fund, the number of shares or dollar amount you are redeeming, the names in which the account is registered and your account number;

● other supporting legal documents, if necessary, for redemption requests by corporations, trusts and partnerships;

● a signature guarantee, if necessary.

By Wire	You may request your redemption proceeds be wired directly to the bank account designated on your application. The Funds’ Transfer Agent will charge you a $15.00 fee for each wire redemption. The Transfer Agent will deduct the fee from your redemption proceeds for complete and share certain redemptions and directly from your account in the case of a partial redemption. Your bank may also impose a fee for the incoming wire.
Request in “Good Order”

For our mutual protection, all redemption requests must include:

● your account number;

● the amount of the transaction;

● for mail request, signatures of all owners EXACTLY as registered on the account and signature guarantees, if required (signature guarantees can be obtained at most banks, credit unions, and licensed brokers); and

● any supporting legal documentation that may be required.

Your redemption request will be processed at the next determined share price after we have received all required information.

IMPORTANT NOTE	Once we have processed your redemption request, and a confirmation number has been given, the transaction cannot be revoked.

Other Redemption Considerations

Shareholders who have an individual retirement account (“IRA”) or other retirement plan must indicate on their written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 1-855-754-7932. Investors will be asked whether or not to withhold taxes from any distribution.

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent or the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Options For Redemption Proceeds

You may receive your redemption proceeds by check, ACH transfer, or wire.

Check Redemptions. Normally we will mail your check within two business days of a redemption.

ACH Redemptions. Before you can receive redemption proceeds by ACH, you must establish this option by completing a special form or the appropriate section of your account application.

Wire Redemptions. Before you can receive redemption proceeds by wire, you must establish this option by completing a special form or the appropriate section of your account application.

You may request that your redemption proceeds be wired directly to your bank account. The Funds’ Transfer Agent imposes a $15.00 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions in proper form subsequently received by the Fund.

Telephone Redemptions

We will automatically establish the telephone redemption option for your account, unless you instruct us otherwise in writing. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

The Funds reserve the right to refuse a telephone redemption if the caller cannot provide:

●	the account number
●	the name and address exactly as registered on the account
●	the primary social security or employer identification number as registered on the account

The Funds will not be responsible for any account losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

Limitation On Purchases and Redemptions

Purchases or sales of shares of the Funds should not be used to try to take advantage of short-term swings in the market. Frequent purchase and sale transactions create higher expenses for the Fund. Accordingly, the Funds reserve the right to limit or terminate the ability to purchase shares of the Funds for any shareholder making frequent purchases or sales.

Transferring Registration

You can transfer the registration of your shares in the Funds to another owner by completing a transfer form and sending it to the Horizon Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701. Generally, a signature guarantee is required for all transfers.

Other Purchase Information

Each Fund reserves the right, in its sole discretion, to suspend the offering of its shares or any class thereof, to reject any purchase order or to waive any minimum investment requirements.

Purchases of each Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued.

Policy on prohibition of Foreign Shareholders

Shares of the Funds have not been registered for sale outside of the United States. Accordingly, the Funds generally require that all shareholders must be U.S. persons with a valid U.S. taxpayer identification number to open an account with the Funds. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds.  Based upon statutory requirements for returned mail, a Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent at 1-855-754-7932 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

HOW TO EXCHANGE SHARES

Exchanges of all or a portion of your investment from a Fund for shares in an identically registered account of another Horizon Fund may be made as long as the exchange is for the same class of shares of the other Horizon Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged after your request for an exchange is received. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss. Call the Funds to learn more about exchanges. If you purchased shares of a Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for your financial intermediary’s policies to effect an exchange.

The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Funds’ performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of that Fund’s net income and capital gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a dividend. Each Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gain distribution. Net short-term capital gains are considered ordinary income and are included in dividends.

Long-Term vs. Short-Term Capital Gains

●	Long-term capital gains are realized on securities held for more than one year and are part of your capital gain distribution.
●	Short-term capital gains are realized on securities held less than one year and are part of your dividends.

The Select Equity Fund distributes dividends annually. The Global Infrastructure Fund distributes dividends monthly. Each Fund distributes capital gains annually. These distributions are typically declared and paid in December, and are taxable as if paid on December 31st of the year declared. A Fund may make an additional distribution if necessary to avoid federal income taxes, excise taxes, or as otherwise approved by the Board of Trustees. The Internal Revenue Service (“IRS”) requires you to report these amounts on your income tax return for the year declared. Certain of the Funds may have tax losses available for offsetting ordinary income and capital gains. These losses, based on existing tax law, may limit the ability of the Global Infrastructure Fund to make monthly distributions to shareholders out of current ordinary income.

You will receive distributions from the Funds in additional shares of the Funds unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, please contact your financial representative for instructions.

If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the amount of the distribution check in the shareholder’s account at the distributing Fund’s then current NAV per share and to reinvest all subsequent distributions. You may change your distribution option in writing or by telephone. Any request for change should be submitted at least 5 days prior to the record date of the next distribution.

Federal Tax Considerations

The following information is meant as a general summary for U.S. taxpayers (other than U.S. investors who hold their shares in an IRA or other tax-qualified plan). Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Taxes on Distributions. You may be subject to federal income tax on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Funds making the distribution. Distributions that are derived from net long-term capital gains will generally be taxed as long-term capital gains. The rate of tax will depend on how long the Funds held the securities on which it realized the gains. In general, for individual shareholders, the maximum long-term capital gain rate is 20 percent. All other distributions, including short-term capital gains, will be taxed as ordinary income. Each Fund sends detailed tax information to its shareholders about the amount and type of its distributions by January 31st for the prior calendar year.

You may also be subject to state and local taxes on all dividends, other distributions each Fund declares, and redemption proceeds.

Taxes on Sales. If you redeem your shares of a Fund, you may be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or 30 days after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

“Buying a Dividend”. Unless your investment is in a tax-deferred account, such as an IRA, you may want to avoid investing in the Funds close to the date of a distribution because you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution. This is known as “buying a dividend”. We recommend you consult with your independent tax advisor to determine the federal, state, and local tax consequences of “buying a dividend”.

Tax Withholding. The Funds may be required to withhold U.S. federal income tax at the rate of 24% from all taxable distributions and from proceeds from certain sales and exchanges payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder’s U.S. federal income tax liability.

Medicare Tax. Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income”, which should include dividends from the Funds and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Cost Basis. A shareholder’s basis in shares of a Fund that he or she acquires (“Covered Shares”) will be determined in accordance with the Funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing, which may be electronic, to use a different acceptable basis determination method, such as a specific identification method. Each Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for Covered Shares. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders and discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs. The Funds may reject purchase orders or temporarily or permanently revoke privileges if there is reason to believe that a shareholder is engaging in market timing activities. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.

To prevent disruption in the management of the Fund, excessive trading or exchange activity is limited. An investor’s right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive. Generally, trading or exchange activity is considered excessive if an exchange or redemption in excess of a predetermined dollar amount occurs within 7 calendar days of purchase.

The Funds may accept redemptions and exchanges in excess of the above guidelines if they believe that granting such exceptions is in the best interest of the Funds and the redemption is not part of a market timing strategy.

It is a violation of policy for an officer or Trustee of the Funds to knowingly facilitate a purchase or redemption where the shareholder executing the transaction is engaged in any activity which violates the terms of the Funds’ Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of the Funds or their other shareholders.

Each Fund will apply its policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so. Therefore, with respect to Omnibus accounts, the Funds rely on selling group members to enforce the Funds’ market timing policies and procedures. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. However, the Funds will ensure that financial intermediaries maintaining omnibus accounts on behalf of the Funds enter into an agreement with the Funds to provide shareholder transaction information, to the extent known to the financial intermediary, to the Funds upon request.

Each Fund reserves the right to modify its policies and procedures at any time without prior notice as it deems in its sole discretion to be in the best interests of its shareholders, or to comply with state or Federal legal requirements.

Anti-Money Laundering Program

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-855-754-7932 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. In the rare event that the Transfer Agent is unable to verify your identity, the Fund reserves the right to redeem your account at the current day’s net asset value

HOUSEHOLDING

To reduce expenses, the Trust mails only one copy of the prospectus and other similar documents to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-855-754-7932 between the hours of 8:30 a.m. and 6:00 p.m. Eastern time on days the Funds are open for business or contact your financial institution. The Trust will begin sending you individual copies thirty days after receiving your request.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, principal underwriter, custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

APPENDIX C

FINANCIAL HIGHLIGHTS OF ACQUIRED FUNDS

The financial highlights tables are intended to help you understand each Acquired Fund’s financial performance for the period of the Acquired Fund’s operations. Certain information reflects financial results for a single Acquired Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each Acquired Fund has been derived from the financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, are included in the Acquired Fund’s September 30, 2024, annual report, which is available upon request and free of charge by calling the Fund at 1-855-298-4236 or online at www.centrefunds.com.

Centre American Select Equity Fund

Financial Highlights

(For an Investor Class Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$14.40	$12.84	$14.73	$11.88	$10.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.06	0.11	0.02	0.10
Net realized and unrealized gain on investments	3.42	1.67	0.27	3.40	2.25
Total income from investment operations	3.52	1.73	0.38	3.42	2.35

DISTRIBUTIONS:
Net investment income	(0.17)	(0.05)	(0.14)	(0.11)	(0.02)
Net realized gains on investments	(0.22)	(0.13)	(2.15)	(0.46)	(1.00)
Total distributions	(0.39)	(0.18)	(2.29)	(0.57)	(1.02)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00 (b)	0.01	0.02	0.00 (b)	0.00 (b)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.13	1.56	(1.89)	2.85	1.33
NET ASSET VALUE, END OF PERIOD	$17.53	$14.40	$12.84	$14.73	$11.88

Total Return(c)	24.88%	13.70%	1.23%	29.60%	23.82%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$215,959	$209,752	$243,353	$138,985	$151,342

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.63%	0.43%	0.78%	0.17%	0.93%
Operating expenses excluding reimbursement/waiver	1.34%	1.36%	1.46%	1.44%	1.56%
Operating expenses including reimbursement/waiver	1.34%	1.36%	1.46%	1.46%	1.47%

PORTFOLIO TURNOVER RATE	81%	93%	138%	86%	94%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Centre American Select Equity Fund

Financial Highlights

(For an Institutional Class Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended September 30, 2024		For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$14.82		$13.18	$15.01	$12.06	$10.66
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16		0.12	0.18	0.09	0.20
Net realized and unrealized gain on investments	3.52		1.72	0.30	3.45	2.23
Total income from investment operations	3.68		1.84	0.48	3.54	2.43

DISTRIBUTIONS:
Net investment income	(0.18)		(0.07)	(0.16)	(0.13)	(0.03)
Net realized gains on investments	(0.22)		(0.13)	(2.15)	(0.46)	(1.00)
Total distributions	(0.40)		(0.20)	(2.31)	(0.59)	(1.03)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	3.28		1.64	(1.83)	2.95	1.40
NET ASSET VALUE, END OF PERIOD	$18.10		$14.82	$13.18	$15.01	$12.06

Total Return(c)	25.28%		14.11%	1.78%	30.18%	24.42%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$203,920		$170,141	$99,153	$15,861	$11,682

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.95%		0.81%	1.24%	0.65%	1.73%
Operating expenses excluding reimbursement/waiver	1.08%		1.08%	1.05%	1.16%	1.26%
Operating expenses including reimbursement/waiver	1.03	%(d)	0.98%	0.98%	0.98%	0.99%

PORTFOLIO TURNOVER RATE	81%		93%	138%	86%	94%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Effective January 30, 2024, the net expense limitation changed from 0.90% to 0.95%, excluding, among other fees and expenses, 12B-1 fees and shareholder service fees.

Centre Global Infrastructure Fund

Financial Highlights

(For an Investor Class Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021		For the Year Ended September 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$9.20	$8.84	$10.14		$8.76		$10.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27	0.19	0.19		0.18		0.25
Net realized and unrealized gain/(loss) on investments	2.89	0.33	(1.25)		1.39		(1.41)
Total income/(loss) from investment operations	3.16	0.52	(1.06)		1.57		(1.16)

DISTRIBUTIONS:
Net investment income	(0.26)	(0.16)	(0.24)		(0.19)		(0.26)
Tax return of capital	–	–	(0.00	)(b)	–		–
Total distributions	(0.26)	(0.16)	(0.24)		(0.19)		(0.26)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	–	0.00	(c)	0.00	(c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.90	0.36	(1.30)		1.38		(1.42)
NET ASSET VALUE, END OF PERIOD	$12.10	$9.20	$8.84		$10.14		$8.76

Total Return(d)	34.80%	5.85%	(10.77%)		18.00%		(11.49%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$26,798	$24,208	$27,275		$34,594		$35,527

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.61%	1.98%	1.89%		1.79%		2.62%
Operating expenses excluding reimbursement/waiver	1.84%	1.76%	1.75%		1.74%		1.89%
Operating expenses including reimbursement/waiver	1.57%	1.57%	1.57%		1.50	%(e)	1.28	%(f)
PORTFOLIO TURNOVER RATE	10%	18%	39%		25%		75%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective January 28, 2021, the net expense limitation changed from 1.05% to 1.25%, excluding, among other fees and expenses, 12B-1 fees and shareholder service fees.
(f)	Effective July 21, 2020, the net expense limitation changed from 1.25% to 1.05%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees

Centre Global Infrastructure Fund

Financial Highlights

(For an Institutional Class Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022		For the Year Ended September 30, 2021	For the Year Ended September 30, 2020
NET ASSET VALUE, BEGINNING OF PERIOD	$9.21	$8.84	$10.15		$8.77	$10.20
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.23	0.23		0.21	0.26
Net realized and unrealized gain/(loss) on investments	2.88	0.34	(1.26)		1.40	(1.40)
Total income/(loss) from investment operations	3.19	0.57	(1.03)		1.61	(1.14)

DISTRIBUTIONS:
Net investment income	(0.33)	(0.20)	(0.28)		(0.23)	(0.29)
Tax return of capital	–	–	(0.00	)(b)	–	–
Total distributions	(0.33)	(0.20)	(0.28)		(0.23)	(0.29)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL	–	0.00 (c)	0.00	(c)	0.00 (c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.86	0.37	(1.31)		1.38	(1.43)
NET ASSET VALUE, END OF PERIOD	$12.07	$9.21	$8.84		$10.15	$8.77

Total Return(d)	35.21%	6.38%	(10.51%)		18.35%	(11.30%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$3,791	$3,553	$4,484		$5,932	$6,243

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.99%	2.36%	2.28%		2.10%	2.60%
Operating expenses excluding reimbursement/waiver	1.57%	1.48%	1.51%		1.51%	1.63%
Operating expenses including reimbursement/waiver	1.18%	1.18%	1.18%		1.20%	1.02	%(e)
PORTFOLIO TURNOVER RATE	10%	18%	39%		25%	75%

(a)	Calculated using the average shares method.
(b)	Less than $(0.005) per share.
(c)	Less than $0.005 per share.
(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(e)	Effective July 21, 2020, the net expense limitation changed from 1.00% to 1.10%, excluding, among other fees and expenses, 12b-1 fees and shareholder service fees.

APPENDIX D

SUPPLEMENTAL FINANCIAL INFORMATION

The information under this section is intended to comply with the requirements of Rule 6-11 under Regulation S-X. Rule 6-11(d)(2) requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Funds are not included in this SAI.

A table showing the fees and expenses of the Acquired Funds and the fees and expenses of the Acquiring Funds on a pro forma basis after giving effect to the Reorganization is included in the sub-section entitled “Comparison of Fees and Expenses” of the Combined Proxy Statement and Prospectus.

The Reorganization will not result in a material change to either Acquired Fund’s investment portfolio due to the investment restrictions of the corresponding Acquiring Fund. In particular, each security held by an Acquired Fund is eligible to be held by the corresponding Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Acquired Funds as compared to those of the Acquiring Funds.

PART B

STATEMENT OF ADDITIONAL INFORMATION

February 7, 2025

FOR THE REORGANIZATIONS OF

Centre American Select Equity Fund

and

Centre Global Infrastructure Fund

each a series of Centre Funds,

48 Wall Street, Suite 1100

New York, New York 10005

1-855-298-4236

INTO

Centre American Select Equity Fund

and

Centre Global Infrastructure Fund

each a newly created series of Horizon Funds

6210 Ardrey Kell Road, Suite 300

Charlotte, North Carolina 28277

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated February 7, 2025 for the special meeting of shareholders (the “Special Meeting”) of Centre American Select Equity Fund and Centre Global Infrastructure Fund, each a series of Centre Funds (each, an “Acquired Fund” and together, the “Acquired Funds”), on March 27, 2025, to be held at the offices of Centre Asset Management, LLC, located at 48 Wall Street, Suite 1100, New York, New York 10005 on March 27, 2025 at 10:30 am Eastern Time. At the Special Meeting, shareholders of the Acquired Funds will be asked to consider and vote separately upon a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of their Acquiring Fund into a corresponding, newly created series of Horizon Funds. The Reorganization Agreement will provide for the transfer of all of the assets of the applicable Acquired Fund to the corresponding Acquiring Fund in exchange for shares of that Acquiring Fund and the assumption of all of the liabilities of such Acquired Fund by the corresponding Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by such Acquired Fund to its shareholders in complete liquidation of the Acquired Fund.

Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing to the Acquired Funds at the address shown above or by calling the Acquired Funds at 1-855-298-4236, or by writing to the Acquiring Funds Horizon Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701, or calling the Acquiring Funds at 1-855-754-7932.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus. The terms “Horizon” and “Adviser” refer to the Acquiring Funds’ investment adviser. The terms “Select Equity Fund”, “Global Infrastructure Fund”, “Fund” and “Funds” refer to the Acquiring Funds. The terms “Select Equity Predecessor Fund” and “Global Infrastructure Predecessor Fund” or “Predecessor Fund” or “Predecessor Funds” refer to the Acquired Funds.

This SAI incorporates by reference the following documents, which have each been filed with the Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

(i)	The Acquired Funds’ Prospectus and Statement of Additional Information dated January 28, 2025, filed with the SEC on January 28, 2025;

(ii)	The Acquired Funds’ Annual Report to Shareholders dated September 30, 2024, filed with the SEC on December 6, 2024; and

(iii)	The Acquired Funds’ Semi-Annual Report to Shareholders dated March 31, 2024, filed with the SEC on May 30, 2024.

Copies of the foregoing documents are available upon request and without charge by calling 1-855-298-4236.

The Acquiring Funds currently have no assets or liabilities. The Acquiring Funds will commence operations upon the completion of the Reorganizations and will continue the operations of the Acquired Funds.

The date of this SAI is February 7, 2025.

TRUST HISTORY

Horizon Funds (the “Trust”) is an open-end management investment company, commonly known as a “mutual fund”, and sells and redeems shares every day that it is open for business. The Trust consists of 11 separate series. The Trust was organized as a Delaware business trust by a Declaration of Trust filed May 21, 2015, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”). As a Delaware statutory trust, the Trust is subject to Delaware law, including the Delaware Statutory Trust Act.  The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Declaration of Trust further provides that no shareholder of the Trust shall be personally liable for the obligations of the Trust or of any series or class thereof except by reason of his or her own acts or conduct.

Each Fund has registered three classes of shares, Advisor Class shares, Institutional Class shares and Investor Class shares. Each class of shares of each Fund represents an interest in the same assets of that Fund, have the same rights and are identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees of the Trust (the “Board”) may classify and reclassify the shares of any Fund into additional classes of shares at a future date. Not all of the share classes are currently being offered for sale.

The Select Equity Fund is the successor in interest to the Centre Select Equity Predecessor Fund, and the Global Infrastructure Fund is the successor in interest to the Centre Global Infrastructure Predecessor Fund. Each Predecessor Fund was a series of Centre Funds. Each Predecessor Fund had the same investment objectives as the corresponding Fund. Any historical information provided in this SAI for each of the Funds is that of its corresponding Predecessor Fund.

The Funds are managed by Horizon Investments, LLC. Horizon directs the day-to-day operations and the investment of assets of the Funds.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) is the administrator, accounting agent, transfer agent and dividend disbursing agent for the Funds. U.S. Bank, N.A. (the “Custodian”) is the custodian for the Funds. Quasar Distributors, LLC (the “Distributor”) is the distributor of the Funds’ shares. Fund Services and the Custodian are affiliates.

1

INVESTMENT RESTRICTIONS OF THE FUNDS

Fundamental Restrictions. The Funds have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares. A “majority” for this purpose means the lesser of (i) 67% of the applicable Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the applicable Fund’s outstanding shares.

Shares of each Fund will be voted separately on matters affecting that Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed without shareholder approval.

As a matter of fundamental policy, each of the Funds will not:

(1)	Issue any class of securities senior to any other class of securities except in compliance with the 1940 Act.

(2)	Borrow money except as permitted under the 1940 Act.

(3)	Purchase or sell real estate, or invest in real estate limited partnerships, except the Fund may, as appropriate and consistent with its respective investment objective, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate mortgage investment conduits, REITs, mortgage pass-through securities, mortgage-backed securities and collateralized mortgage obligations) and may hold and sell real estate acquired as a result of ownership of such securities.

(4)	Purchase or sell commodities or contracts thereon, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in one or more commodities as their sole or principal business activity.

(5)	Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in connection with the purchase of securities directly from an issuer in accordance with that Fund’s investment objective, policies and restrictions.

(6)	Make loans, except that the Fund may, in accordance with its investment objective, policies and restrictions: (i) invest in all or a portion of an issue of publicly issued or privately placed bonds, debentures, notes, other debt securities and loan participation interests for investment purposes; (ii) purchase money market securities and enter into repurchase agreements; and (iii) lend its portfolio securities in an amount not exceeding one-third of the value of the Fund’s total assets.

(7)	Invest 25% or more of the value of its total assets in any one industry or group of industries. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements secured by U.S. Government securities.

(8)	Make an investment unless 75% of the value of the Fund’s total assets is represented by cash, cash items, U.S. Government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. Government securities and such repurchase agreements are fully collateralized.

Non-Fundamental Restrictions. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, each Fund will not:

(1)	Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.

(2)	Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of the Fund’s total assets. Collateral arrangements with respect to margin, option and other risk management and when-issued and forward commitment transactions are not deemed to be pledges or other encumbrances for purposes of this restriction.

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The foregoing fundamental and non-fundamental restrictions supplement the policies and limitations set forth in the Prospectus. Unless otherwise noted, whenever a restriction states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitations will be determined immediately after and as a result of a Fund’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing. With respect to the above fundamental investment restriction on making loans, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction on concentration in a particular industry or group of industries, securities of the U.S. Government (including its agencies and instrumentalities), tax-exempt securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry. If the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment objective or strategies in an attempt to respond to adverse market, economic, political or other conditions or when the Adviser believes it is otherwise appropriate to do so. When this happens, a Fund may increase temporarily its investment in short-term securities such as money market funds, or hold cash, without regard to that Fund’s investment restrictions, policies or normal investment emphasis. During such a period, the Fund could be unable to achieve its investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios. High transaction costs could result from more frequent trading. Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from a Fund.

DESCRIPTION OF SECURITIES, OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

The following descriptions of certain of the Funds’ policies and risks, which descriptions apply to the Funds’ direct investments and, where applicable, investments in other investment companies and exchange-traded funds (each, an “underlying fund”), supplement the Funds’ investment objectives and policies as described in the Prospectus.

Equity Securities. The equity portion of a Fund’s portfolio may include common stocks traded on domestic and international securities exchanges, preferred stocks and convertible securities, warrants or rights that give the holder the right to buy a common stock at a given time for a specified price. The price of equity securities may fluctuate in response to various factors, including the activities of the individual companies that issued the securities, general market and economic conditions, and specific industry or sector changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investment Companies. A Fund may acquire securities issued by other investment companies, to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any U.S. Securities and Exchange Commission (“SEC”) exemptive order or regulatory guidance thereunder. As a shareholder of another investment company, a Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

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Closed-End Funds. A Fund may invest in closed-end funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market prices of closed-end investment companies tend to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. In addition, since many, but not all, closed-end funds trade on exchanges, to the extent that a Fund invests in such funds, the Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares that are exchange-traded.

Exchange-Traded Funds. A Fund may invest in exchange-traded funds (“ETFs”). Many ETFs acquire and hold securities of each company or other issuer, or a representative sampling of each company or other issuer, that make up a particular index with the intention of providing investment results that generally correspond to the price and yield performance of the relevant index. In contrast, actively managed ETFs are managed in a similar manner to that of other investment companies. An investment in an ETF generally presents the same primary risks as an investment in a non-exchange-traded investment company, and will have costs and expenses that will be passed on to an investing Fund, thereby increasing the Fund’s expenses. ETFs are also subject to additional risks, including: (i) the market price of an ETF’s shares may trade at a discount to net asset value (“NAV”), causing the ETF to experience greater price volatility; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) the exchange on which an ETF’s shares are listed may deem it appropriate to halt the trading of such shares; (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock; (v) there may be legal limitations and other conditions imposed by SEC rules on the amount of ETF shares that the Fund may acquire; and (vi) an ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Exchange-Traded Notes. A Fund may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution. ETNs have a maturity date and are backed only by the credit of their issuer. ETN returns are linked to the performance of a market benchmark or strategy, less any fees charged to investors. ETNs can be exchange-traded at market price or held until maturity. ETN issuers typically make interest payments and a principal payment at maturity that is linked to the price movement of an underlying market benchmark or strategy. Investing in ETNs involves various risks, including market risk, liquidity risk and counterparty risk. For example, the value of an ETN will fluctuate as the value of the underlying market benchmark or strategy fluctuates. Underlying market benchmark prices are determined based on a variety of market and economic factors and may change unpredictably, which in turn will affect the value of the benchmarks and, consequently, the value of the applicable ETN. If the value of an underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to an ETN, then an investor in the ETN will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. In addition, the issuer of an ETN may restrict the ETN’s redemption amount or its redemption date, and may not be required to maintain the ETN’s listing on an exchange. In the event that an ETN is no longer exchange-listed, there can be no assurance that a secondary market will exist for the ETN.

Money Market Instruments. A Fund may invest in money market instruments. Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When a fund acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Commercial paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by a Fund through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

Fixed Income Securities. Fixed income securities are obligations of the issuer of the securities to make payments of principal and/or interest on future dates. Fixed income securities include, but are not limited to, securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, corporate debt securities issued by U.S. and non-U.S. entities, mortgage-backed and other asset-backed securities, structured notes and inflation-indexed bonds issued both by governments and corporations. Fixed income securities are subject to the risk that the issuer will be unable to meet principal and interest payments, and the risk of price volatility due to a variety of factors, including interest rate sensitivity, market perception of the issuer’s creditworthiness and general market conditions. As interest rates rise, the value of fixed income securities typically decline. Fixed income securities with longer durations (i.e., the measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations.

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REITs. To the extent that a Fund invests in real estate investment trusts (“REITs”), it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Treasury Inflation-Protected Securities. A Fund may invest a portion of its assets in Treasury Inflation-Protected Securities (“TIPS”). Any adjustment for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the gross income of the Fund, even if the Fund did not receive cash attributable to such gross income. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. To pay such distributions, the Fund may be required to raise cash by selling portfolio investments, which could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders.

Debentures. A Fund may invest in debentures, which are long-term, unsecured, debt instruments backed only by the integrity of the borrowers, not by collateral, and documented by indentures. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk of a debenture is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. A Fund may invest in all types of debentures, including corporate and government debentures.

Derivative Investments. Transactions in derivatives, including futures and options, entail certain risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. To the extent that a Fund uses derivatives, it intends to comply with Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Transactions that comply with Rule 18f-4 will not be considered “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Losses in a derivative investment made by a Fund could result in the Fund being called upon to meet obligations in an amount more than the principal amount invested in a derivative instrument or in excess to the Fund’s NAV, which could leave the Fund with no assets or insufficient assets to carry on operations, and could, as a result, cause the Fund to wind down its operations.

When used for hedging purposes, any losses incurred with a derivative should be offset by increases in the value of the securities a Fund holds or intends to acquire. A Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior the Adviser expects to resemble the portfolio securities it is trying to hedge, but if the predictions of interest and currency rates, market value, volatility, or other economic factors are incorrect, a Fund may lose money, or may not make as much money as it expected. A Fund may also lose money if the Adviser incorrectly predicts securities market and interest rate trends.

A Fund may also, from time to time, hold contingent value rights. A contingent value right is an instrument that commits an acquiring company to pay additional consideration to a target company’s shareholders upon the occurrence of certain triggering events.

An exclusion from the definition of a commodity pool operator has been claimed with respect to the Funds pursuant to Rule 4.5 under the Commodity Exchange Act. In order to rely on the Rule 4.5 exclusion, a Fund must, and intends to, limit its use of certain financial instruments regulated under the Commodity Exchange Act, including certain futures contracts, options on futures contracts and swaps and other commodity interests. Regulations of the Commodity Futures Trading Commission (the “CFTC”) permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums, and allow funds to employ futures transactions for other “non-hedging” purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets.

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Purchasing and Writing Options. A Fund may invest in options contracts, the values of which are expected to correlate with an underlying security, index or exchange rate. From time to time, a Fund may invest in currency options contracts, the values of which are expected to correlate with exchange rates. Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options to the value of the Fund’s investments precisely over time.

Specific Risks of Purchasing and Writing Options. The purchase and writing of options involves certain risks. During the option period, a covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Before an option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Although the Adviser intends to purchase an option for a Fund only when there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary or liquid market for the contract, the Fund may not be able to close out a position, and, as a result, the Fund may have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so, purchase or sell the instrument underlying the contract, cease hedging its investments and/or be unable to realize profits or limit its losses. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

Futures Contracts. A Fund may purchase and sell exchange-traded futures contracts (“Futures Contracts”), including contracts on stock indices, bond indices, and U.S. Treasury Notes. A Fund may purchase or sell Futures Contracts to hedge against market risk, common stock risk, sector risk, foreign securities risk, interest rate risk, duration risk, or currency risk. Index based Futures Contracts provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index “multiplier”. The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

At the same time a Futures Contract is purchased or sold by a Fund, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of “variation margin” may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. A Fund will incur brokerage fees when it purchases and sells Futures Contracts.

Interest Rate Futures Contracts. Interest rate Futures Contracts may be purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. Interest rate Futures Contracts will be used to shorten the duration of the portfolio and protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. For example, if a Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it would if Futures Contracts were not used. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows a Fund to maintain a hedging position without having to sell its portfolio securities.

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Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to lengthen the duration of the portfolio and hedge against anticipated purchases of longer-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of longer-term bonds without actually buying them until the market has stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy longer-term bonds on the cash market. To the extent that a Fund enters into Futures Contracts for this purpose, the assets in the segregated account pledged to assure Fund performance of the Fund’s obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

Specific Risks of Futures Contracts. Although the Adviser believes the use of Futures Contracts for hedging or duration management purposes will benefit a Fund, the use of such contracts involves risks. If the Adviser’s judgment about the general direction of interest rates, equity indices, or currencies is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Various additional risks exist with respect to the trading of futures. For example, a Fund’s ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund’s portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index or U.S. Treasury security. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Fund’s ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by “daily price fluctuation limits” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

Foreign Securities. A Fund may invest in foreign securities and foreign currency contracts, as consistent with its stated investment objectives and restrictions. Foreign securities and foreign currency contracts involve investment risks different from those associated with investments in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. The securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when a Fund is open for business. On such days, a Fund may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.

A Fund’s investments in foreign securities may include investments in depositary receipts, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs, which are typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. GDRs, which are receipts issued outside the U.S., typically by non-U.S. banks and trust companies, evidencing ownership of either foreign or domestic securities. Ownership of ADRs and GDRs entails investment risks that are similar to those associated with direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by a Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.

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Infrastructure-Related Companies. The Infrastructure Fund’s investments in the securities issued by U.S. and foreign (non-U.S.) infrastructure-related companies will expose the Fund to risks affecting infrastructure-related issuers. For this purpose, an “infrastructure-related” company has (i) at least 50% of its assets (excluding cash) consisting of infrastructure assets, or (ii) 50% of its gross income or net profits attributable to, or derived (directly or indirectly) from the ownership, management, construction, development, operation, use, creation or financing of infrastructure assets. “Infrastructure assets” are the physical structures and networks that provide necessary services for society, including, but not limited to, transportation assets (e.g., railroads, toll roads, bridges, tunnels, airports, parking facilities and seaports); utility assets (e.g., electric transmission and distribution lines, power generation facilities, oil, gas and water distribution facilities and related midstream assets, communications networks and satellites, sewage treatment plants and critical internet networks) and social assets (e.g., hospitals, courts, schools, correctional facilities and subsidized housing).

Infrastructure-related companies may be subject to a variety of factors that could adversely affect their business or operations, including, among other factors, high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with complying with governmental, environmental and other regulations and government spending. For example, the stock prices of transportation companies may be affected by, among other things, supply and demand for their specific product, world events and economic conditions; an energy company’s profitability may be dependent on worldwide energy prices, exploration, and production spending; utilities companies’ profit margins may be adversely affected by industry competition, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.

As noted above, infrastructure-related companies are typically subject to significant government regulations and other regulatory and political risks. Such risks include expropriation, political unrest or violence (e.g., war, sabotage or terrorism), and unanticipated regulatory changes by a government or a government’s failure to comply with international treaties and agreements. Infrastructure-related companies are also subject to specific risks associated with construction, operations and legal constraints. For example, companies that are engaged in infrastructure development and construction, or involved with infrastructure projects that have not been completed, will be subject to delays in obtaining permits and regulatory approval, budget and cost overruns, problems resulting from contractor, architectural or project design errors, incomplete or unreliable data regarding projected revenues and/or income for a construction project, financing difficulties, and compliance costs. In particular, the costs of complying with international standards for project finance may increase the cost of obtaining capital or financing for a project. Companies involved with infrastructure projects or assets may be subject to operational risks, including a project manager's ability to manage the project, unanticipated maintenance costs, interference by a government entity with the operation of an infrastructure project or asset, project obsolescence, and exiting investors. Additionally, the operator of an infrastructure project or asset may not be able pass along to customers the full amount of any cost increases.

An infrastructure-related company may be subject to a legal regime that provides investors with limited recourse against the company’s assets, the sponsor or other non-project assets, and there may be restrictions on the ability to sell or transfer assets. An investor in such an infrastructure-related company may have limited options, and there may be significant costs associated with foreclosing upon any assets that secure repayment of financing.

Rights and Warrants. A Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments, because they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased, and they do not represent any rights in the assets of the issuer. The value of a right or warrant does not necessarily change with the value of the underlying securities, and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Forward Commitment and When-Issued Securities. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

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The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to a Fund prior to payment and delivery. To the extent that a Fund invests in when-issued securities, the Fund will establish a segregated account with its custodian consisting of cash or other liquid securities equal at all times to the amount of its when-issued commitments. While a Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although a Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. At the time a Fund makes the commitment to purchase or sell securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its NAV. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

Repurchase Agreements. A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon “interest rate” that is effective for the period of time the buyer’s money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights.

Restricted and Illiquid Securities. A Fund may, subject to the Fund’s investment policies and restrictions, invest in securities acquired in a privately negotiated transaction directly from the issuer or a holder of the issuer’s securities. To the extent that a Fund invests in such securities, it could not ordinarily be sold by the Fund except in another private placement, pursuant to an effective registration statement under the Securities Act of 1933, or an available exemption from such registration requirements, which may include Rule 144A. Rule 144A securities are securities that are restricted as to resale among eligible institutional investors pursuant to Rule 144A.

A Fund may, subject to the Fund’s investment policies and restrictions, invest in illiquid securities. Pursuant to Rule 22e-4 under the 1940 Act, a Fund limits its investments in illiquid securities to 15% of its net assets. For this purpose, the term “illiquid securities” means any security or investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund invests in illiquid securities, it may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities, such as Rule 144A securities or certain commercial paper, may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investments in restricted and illiquid securities involve certain risks. To the extent that a Fund invests in Rule 144A securities, such investment could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if eligible institutional investors are unwilling to purchase these Rule 144A securities and the securities are not deemed liquid. Illiquid securities may be difficult to dispose of at a fair price when the Fund believes that it is desirable and timely to do so. The market prices of illiquid securities are generally more volatile than those for more liquid securities. Restricted and illiquid securities are valued by the Adviser in accordance with procedures approved by the Board of Trustees of the Trust (the “Board” or the “Trustees").

Portfolio Turnover. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.

Municipal Obligations. A Fund may invest in tax-free municipal obligations (“Municipal Obligations”), including securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. Municipal Obligations can be classified into three principal categories: “general obligation bonds”, “revenue bonds” and “notes”. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer. Revenue bonds include, in most cases, “tax-exempt industrial development bonds” (i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities). Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. New issues of Municipal Obligations are usually offered on a “when-issued” basis, which means that delivery and payment for such Municipal Obligations normally takes place within 45 days after the date of the commitment to purchase.

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A Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the option of a Fund, specified securities in the Fund’s portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus a Fund’s ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. A Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates. It is anticipated that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but a Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Municipal Obligations are subject to credit risk, market risk and interest rate risk, and a Fund's holdings, share price, yield and total return may fluctuate in response to certain market movements. Municipal Obligations are also subject to the risk that potential future legislative changes could affect the market for and value of Municipal Obligations, which may adversely affect a Fund's yield or the value of the Fund's investments in Municipal Obligations. From time to time, Congress has enacted legislation for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. Certain Municipal Obligations with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. Municipal Obligations issued by a particular state are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, judicial decisions, terrorism and natural disasters, such as hurricanes or earthquakes. Many Municipal Obligations are also subject to prepayment risk, which is the risk that when interest rates fall, issuers may redeem a security by repaying it early. This could reduce a Fund's income if the proceeds are reinvested at a lower interest rate. The Fund may also invest in pre-refunded municipal bonds which the issuer has exercised its right to buy its bonds back before the scheduled maturity date. The proceeds from the pre-refunding bond will usually be invested in Treasury securities until the scheduled call date of the original bond issue occurs. Such pre-refunded municipal bonds remain subject to fixed income securities risk. It is also possible that income from a Municipal Obligation could be declared taxable as a result of the issuer's conduct.

Variable and Floating Rate Demand Obligations. A Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. A Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days’ notice if there is no secondary market available for these obligations.

Taxable Investments. From time to time, a Fund may invest in securities which pay interest that is subject to federal income tax. Such taxable investments would consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, “Taxable Investments”). A Fund may earn taxable income from other sources. Dividends paid by a Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you (see the section “Taxes”).

Cybersecurity Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from intentional attacks, such as through unauthorized access to digital systems (e.g., through hacking or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents can also be caused from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures, or breaches of a Fund, any of a Fund’s service providers or any issuer of securities in which a Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation or compliance costs. There is no guarantee that any measures designed to reduce the risks associated with cybersecurity will be effective, particularly since the Funds do not control the cybersecurity defenses or plans of their service providers, financial intermediaries or companies in which they invest or with which they do business.

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General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that a Fund’s investment program will be successful. Investors should carefully review the Prospectus and SAI including the descriptions of the Funds’ investments and risks.

Securities Lending. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which Horizon has determined are creditworthy under guidelines established by the Board. In determining whether a Fund will lend securities, Horizon will consider all relevant facts and circumstances. A Fund may not lend securities to any company affiliated with Horizon. Each loan of securities will be collateralized by cash, securities or letters of credit. A Fund might experience a loss if the borrower of a security defaults on the loan or its other obligations.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit, equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Funds will be paid a premium for the loan. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. A Fund might experience the risk of loss if the institution with which the Fund has engaged in a portfolio loan transaction breaches its agreement with the Fund. The principal risk of portfolio lending is potential default or insolvency of the borrower, and as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, a Fund may be required to invest in securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the applicable Fund will have to cover the loss when repaying the collateral.

The Funds participate in securities lending arrangements whereby a Fund lends certain of its portfolio securities to brokers, dealers and financial institutions (not with individuals) in order to receive additional income and increase the rate of return of its portfolio. U.S. Bank, N.A. serves as the Funds’ securities lending agent, and it oversees the securities lending process, which includes the screening, selection and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by Horizon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, the Funds will make available a complete schedule of their portfolio holdings as of the last day of the quarter/semi-annual period. Currently, the Trust files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current. The filing discloses each Fund’s portfolio holdings as of the end of the applicable quarter. Monthly portfolio disclosures will be filed with the SEC on Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.

The Funds and/or Horizon may also, from time to time, make additional portfolio holdings information available to the public on the Fund’s website at www.horizonmutualfunds.com. Complete lists of each Fund’s holdings will typically be posted to the website approximately 30 days following the end of any calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted. The Funds may also send a portion or all of this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Funds’ website, if earlier.

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Other than to rating agencies and service providers, as described below, the Funds do not selectively disclose portfolio holdings to any person. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

●	Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to the Funds’ portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers and portfolio research providers.

●	U.S. Bank Global Fund Services, is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	U.S. Bank, NA. is the custodian for the Funds; therefore, its personnel and agents have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Cohen & Company, Ltd. serves as the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports.

●	Kilpatrick Townsend & Stockton LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports, SEC filings and materials prepared in connection with meetings of the Board of Trustees and otherwise in connection with such representation.

●	Stradley Ronon Stevens & Young, LLP is counsel to the those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”); therefore, its personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings and materials prepared in connection with meetings of the Board of Trustees and otherwise in connection with such representation.

●	ICE Data Services performs portfolio liquidity analysis for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

●	Morningstar, Lipper and other mutual fund rating agencies may also receive the Funds’ full portfolio holdings, generally quarterly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

●	Investment Company Institute, the national association of US investment companies, including mutual funds, closed-end funds, exchange-traded funds and unit investment trusts, receives portfolio holdings information on a monthly basis, generally on a 30-day lag, in order to compile and analyze industry data.

The Funds’ Chief Compliance Officer, or his or her designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter. In no event shall a Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect a Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

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MANAGEMENT OF THE TRUST

Trustees and Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds.  The current Trustees and Officers of the Trust, their year of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the following table. Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are identified in the table.

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Independent Trustees

Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John W. Davidson Year of Birth: 1946	Trustee; Audit Committee Chair; Indefinite Term of Office (since 2015)	Creator, author and founder of John Davidson’s Economic Comments (2009-2018).	11	Trustee, AdvisorOne Funds (7 portfolios). (2012-2022)
Todd W. Gaylord Year of Birth: 1975	Trustee; Indefinite Term of Office (since 2015)	Consultant (financial services) since 2012; Owner, McCauley Street Partners, Inc. (real estate brokerage firm) (2009-2014); Corporate Bond, Syndicated Loan, and Credit Default Swap Trader, Wachovia Securities (2005-2008).	11	None
Thomas W. Okel Year of Birth: 1962	Trustee; Indefinite Term of Office (since 2015)	Executive Director (2011-2019), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	11

Trustee, Barings Funds Trust (8 portfolios)

(2013-2021)

Trustee, Barings Global Short Duration High Yield Fund

(2011-current)

Trustee, Barings BDC, Inc.

(2018-current)

Trustee, Barings Private Credit Corporation

(2021-current)

Trustee, Barings Capital Investment Corporation

(2020-current)

Trustee, Barings Private Equity Opportunities & Commitments Fund

(2022-2023)

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.

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Interested Trustees and Officers

Name, Address* and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John Drahzal ** Year of Birth: 1966	Interested Trustee Indefinite Term of Office (since 2021) and President; One Year Term of Office (since 2021)	CEO and President of Horizon Investments, LLC (CEO November 2021 - present and President December 2020- present); Various Positions at Horizon Investments (2017-2020).	11	None
Matthew Chambers Year of Birth: 1976	Vice President, Chief Compliance Officer and Secretary; One Year Term of Office (since 2015)	General Counsel and Chief Compliance Officer of Horizon Investments, LLC, December 2014-present; Attorney, Kilpatrick Townsend & Stockton, 2008 - 2014	Not Applicable	Not Applicable
Steve Terry Year of Birth: 1980	Treasurer, Chief Financial Officer; One Year Term of Office (since October 2018)	Chief Financial Officer of Horizon Investments, LLC, November 2021- present; Head of Finance and Business Systems of Horizon Investments, LLC, August 2016-present; Co-Founder, Catamaran Investment Partners, 2015-August 2016;
		Principal, Intersection Partners, 2011-2015	Not Applicable	Not Applicable

*	The address for each Trustee and officer is 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277.
**	Mr. Drahzal is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Horizon.

The Role of the Board of Trustees

The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as Horizon, the Distributor, the Custodian and Fund Services (the transfer agent and administrator), each of whom are discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of Horizon as officers of the Trust, with responsibility to monitor and report to the Board regarding certain of the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. The Board has appointed a Chief Compliance Officer (“CCO”) who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular quarterly Board Meetings, which are typically held quarterly, in person, and involve the Board’s review of recent operations.

Board Leadership Structure

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Trust’s Board includes three Independent Trustees and one Interested Trustee. Mr. Okel, an Independent Trustee, serves as Chair of the Board. The Board has determined that this is an appropriate structure for the Trust because, among other things, the Board’s small size and the small number of Funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.

The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees.

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The Board reviews annually the structure and operation of the Board and its Committees. The Board has determined that the composition of the Board and the function and composition of its various Committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

Through the Board’s direct oversight role and the officers and service providers of the Funds, the Board performs a risk oversight function for the Funds.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; meets with representatives of various service providers, including Horizon and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a CCO of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Board holds four regular meetings each year to consider and address matters involving the Trust and Funds. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, Horizon or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals.  As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Board’s function and the Trust’s business and structure. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the prior chart, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.

John Drahzal. Mr. Drahzal has been the President of Horizon since December 2020 and the CEO of Horizon and President of the Trust since November 2021. Previously, Mr. Drahzal served as head of distribution for Prudential Investments, and President of Reich & Tang, an investment affiliate of Natixis Global Asset Management. Mr. Drahzal began his career at Victory Asset Management where he helped launch their mutual fund business, The Victory Funds.

John W. Davidson. Mr. Davidson served as the lead independent trustees for AdvisorOne Funds from 2012-2022. He has received the CFA designation and has over 35 years of industry experience, including positions with investment management responsibility for separate institutional accounts, mutual funds, trusts, and insurance assets. Mr. Davidson was most recently the President of PartnerRe Asset Management Corporation.

Todd W. Gaylord. Mr. Gaylord has received CPA (inactive) and CFA designations, and worked in various capacities on trading floors for Bank of America and Wachovia Securities from 1999-2008 trading corporate bonds, syndicated loans, and credit default swaps. In recent years he has been active in real estate and private equity investing, as well as financial consulting.

Thomas W. Okel. Mr. Okel was most recently the Executive Director of Catawba Lands Conservancy, which is a nonprofit land trust that works with willing landowners to save land in North Carolina's Southern Piedmont to preserve a healthy, natural environment for future generations. He is also a trustee of Barings Global Short Duration High Yield Fund, Barings BDC, Inc., Barings Capital Investment Corporation, and Barings Private Credit Corporation, and was formerly a Trustee of the Barings Funds Trust and the Barings Private Equity Opportunities & Commitments Fund. Tom previously served as Global Head of Syndicated Capital Markets at Bank of America Merrill Lynch and managed capital markets, sales, trading and research for the United States, Europe, Asia and Latin America.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

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Trustee Standing Committees

The Board has established the following standing committees:

Audit Committee. The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the Board. The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met two times during the last fiscal year.

Nominating Committee. The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust. The Nominating Committee did not meet during the last fiscal year.

Proxy Voting Committee. The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which a Fund is entitled to vote presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or an affiliated person of the Funds, the Adviser, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Adviser, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Adviser, on the other hand. The Proxy Voting Committee meets only as necessary. The Proxy Voting Committee did not meet during the last fiscal year.

Compensation of Trustees

The Trust pays each Trustee of the Trust who is not an interested person an annual retainer of $110,000 for each fiscal year plus $10,000 for attendance at each quarterly board meeting. Prior to January 1, 2025, the Trust paid each Trustee of the Trust who is not an interested person an annual retainer of $85,000 for each fiscal year plus $10,000 for attendance at each quarterly board meeting. The Trust also reimburses the Trustees for travel and other expenses incurred in attending meetings of the Board. Trustees who are interested persons of the Trust do not receive any direct compensation from the Trust. No other compensation or retirement benefits are received by any Trustee from the Funds.

The table below reflects the amount of compensation received by each Trustee during the fiscal year ended November 30, 2024:

Name of Trustee	Aggregate Compensation from Funds	Pension or Retirement Benefits Estimated Accrued as Part of Trust Expense	Annual Benefits Upon Retirement	Total Compensation From Registrant and Fund Complex Paid To Trustees
John Drahzal (Interested Trustee)	$0	$0	$0	$0
John W. Davidson	$0	$0	$0	$125,000
Todd W. Gaylord	$0	$0	$0	$125,000
Thomas W. Okel	$0	$0	$0	$125,000

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if such Trustee is removed, resigns or is subject to various disabling events such as death or incapacity.

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Trustee Ownership of Fund Shares and Other Interests

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in each Fund, and, on an aggregate basis, in all funds in the Trust owned by the Trustees as of December 31, 2024, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

Name of Fund	John Drahzal Interested Trustee	John W. Davidson Independent Trustee	Todd W. Gaylord Independent Trustee	Thomas W. Okel Independent Trustee
Select Equity Fund	0	0	0	0
Global Infrastructure Fund	0	0	0	0
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies	E	E	E	E

Ownership of Fund Affiliates

Neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in Horizon, the Funds’ principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in Horizon, the Trust’s principal underwriter or any of its affiliates.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting than the vote of other shareholders.

Because the Funds have not yet commenced operations as of the date of this SAI, there were no shareholders who beneficially or of record owned 5% or more of the outstanding shares of any class of the Fund.

The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Funds or Predecessor Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser

Horizon Investments, LLC, a South Carolina limited liability company, serves as investment adviser to each of the Funds. Horizon has been an investment adviser since 1995, and serves individuals, mutual funds, employee benefit plans, trusts and corporations. Horizon maintains its principal offices at 6210 Ardrey Kell Road, Suite 300, Charlotte, North Carolina 28277. Under the terms of its Investment Advisory Agreement with each Fund, Horizon is responsible for formulating each Fund’s investment program, making day-to-day investment decisions and engaging in portfolio transactions. Horizon provides office space, services and equipment and assistance in supervising matters relating to the Funds’ operations. Horizon is controlled by ACP Horizon Holdings, L.P., an entity affiliated with Altamont Capital Management, LLC, a private investment firm. As of November 30, 2024, Horizon managed approximately $5.5 billion in client assets.

In addition to the duties set forth in the Prospectus under the section entitled “Management”, Horizon, in furtherance of such duties and responsibilities, is authorized in its discretion to engage in the following activities: (i) develop a continuing program for the management of the assets of the Funds; (ii) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (iii) place orders, negotiate commissions for the execution of transactions in securities and establish relationships with or through broker-dealers, underwriters, or issuers; (iv) prepare and supervise the preparation of shareholder reports and other shareholder communications; and (v) obtain and evaluate business and financial information in connection with the exercise of its duties.

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Subject to policies established by the Board, which has overall responsibility for the business and affairs of the Funds, Horizon manages the operations of the Funds. In addition to providing advisory services, Horizon furnishes the Funds with office space and certain facilities and personnel required for conducting the business of the Funds.

Investment Advisory Agreements

Each Investment Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of a Fund. Each Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by Horizon, or by holders of a majority of that Fund’s outstanding shares. Each Advisory Agreement shall terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

For the advisory services provided and expenses assumed by it, Horizon has agreed to a fee computed daily and payable monthly as follows:

Select Equity Fund	At an annual rate of 0.75%% of the Fund’s average daily net assets up to $1 billion, and 0.70% of the Fund’s average daily net assets of $1 billion or more.
Global Infrastructure Fund	At an annual rate of 0.85% of the Fund’s average daily net assets.

Expense Limitation Agreements

Horizon has agreed to waive its advisory fee and reimburse expenses to limit total operating expenses for each Fund at least until March 31, 2028, so that the direct expenses (exclusive of front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); payments, if any, under a Rule 12b-1 Distribution Plan or Shareholder Servicing Plan; expenses paid with securities lending expense offset credits; taxes; and extraordinary expenses (such as litigation)) of each Fund do not exceed the amounts listed below:

	Advisor Class	Investor Class
Select Equity Fund	0.95%	0.95%
Global Infrastructure Fund	1.05%	1.05%

Any fees waived or expenses reimbursed are subject to possible recoupment by Horizon within 36 months after such fees have been waived or expenses reimbursed, if such recoupment can be achieved without exceeding the lower of the expense limit in place at the time of the waiver or reimbursement and the expense limit in place at the time of recoupment.

If Horizon waives any fee or reimburses any expense pursuant to a waiver agreement, and a Fund’s operating expenses are subsequently less than its respective limit described in the waiver agreement, Horizon shall be entitled to reimbursement by that Fund. If the Funds’ operating expenses subsequently exceed the figures in the above table, the reimbursements shall be suspended. Horizon may seek reimbursement only for expenses waived or paid by it during the 36 months prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). No amounts will be paid to Horizon in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders.

ADMINISTRATOR

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as each Fund’s administrator pursuant to an administration agreement (the “Administration Agreement”). Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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During the fiscal periods ended September 30, 2022, September 30, 2023, and September 30, 2024 with respect to the Predecessor Funds, Centre Funds paid administration fees of $279,284, $306,894, and $313,105 respectively, to ALPS Fund Services, Inc., the Predecessor Funds’ administrator.

CUSTODIAN

U.S. Bank, NA, (the “Custodian”) serves as the Custodian of the Trust’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust. The Custodian’s responsibilities include safeguarding and controlling the Trust’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust’s investments. Pursuant to the Custody Agreement, the Custodian also provides certain accounting and pricing services to the Trust; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based upon communications from the Adviser; and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Trust. The Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. The Custodian is located at 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. Fund Services and the Custodian are affiliates.

TRANSFER AGENT SERVICES

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Funds’ transfer agent and dividend disbursing agent.

DISTRIBUTION OF SHARES

Quasar Distributors, LLC (the “Distributor”), 3 Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor in connection with the continuous offering of the Funds’ shares. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Currently, Horizon compensates the Distributor for services that the Distributor provides to the Fund.

SECURITIES LENDING AGENT

The Board of Trustees has approved the Funds’ participation in a securities lending program. Under the securities lending program, U.S. Bank, N.A. serves as securities lending agent for the Funds and in that role administers the Funds’ securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Funds and U.S. Bank, N.A. For its services as securities lending agent, the Funds pay to U.S. Bank, N.A. a share of the revenue generated from the Funds’ securities lending program. Additionally, an affiliate and wholly-owned subsidiary of U.S. Bank, N.A. receives compensation from the Funds for managing the pooled investment vehicle into which cash collateral from the Funds’ securities lending program is invested. The net income to which the Funds are entitled pursuant to the securities lending program may be used to offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from Fund portfolios. U.S. Bank, N.A. is responsible for the administration and management of the Funds’ securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Funds’ investment guidelines.

The Predecessor Funds did not generate any income for securities lending activities during the fiscal period ended September 30, 2024.

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CODES OF ETHICS

The Trust, Horizon and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. The codes of ethics permit personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions.  The codes of ethics requires access persons (other than independent Trustees) to pre-clear most transactions and to report transactions and security holdings to the Funds’ chief compliance officer. In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting and disclosure policy that delegates to Horizon the authority to vote proxies for the Funds, subject to oversight of the Board. The Trust’s proxy voting policy appears in Appendix A and Horizon’s proxy voting policy appears in Appendix B.

No later than August 31 of each year, the Trust files Form N-PX with the SEC. Form N-PX states how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Each Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-855-754-7932. This information is also available on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER

Other Accounts

The following table identifies the number of other accounts managed (excluding the Funds) by the portfolio manager and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Information in the table is shown as of September 30, 2024. Asset amounts are approximate and have been rounded. None of the accounts managed by the portfolio manager have performance-based fees.

	Number of Other Accounts Managed and Assets by Account Type
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James Abate	0	4 $98,500,000	0

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, Horizon may receive fees from certain accounts that are higher than the fee it receives from a Fund. In those instances, the portfolio manager may have an incentive to favor the higher fee accounts over a Fund. Horizon has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Horizon are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Horizon and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

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Compensation

The compensation of Horizon’s portfolio managers include an annual fixed salary, which is based on various market factors and the skill and experience of the individual, and a discretionary bonus, provided however that Mr. Abate’s bonus is guaranteed for three years following the closing of the Transaction. For other portfolio managers, the discretionary bonus takes into account several factors including Horizon’s profitability (net income and ability to pay a bonus), the value and number of accounts/portfolios overseen by the portfolio manager, the general performance of client accounts relative to market conditions and the performance of a Fund based on percent return, adjusted for dividends and capital gains, calculated on a pre-tax basis relative to the performance of a Fund’s relevant benchmarks and competitors for the preceding one year period, or shorter if a Fund has not operated for these periods. The formula for determining these amounts may vary, and no individual’s compensation is solely tied to the investment performance or asset value of any one product or strategy.

Ownership of Fund Shares

The following table discloses the dollar range of equity securities beneficially owned in each Predecessor Fund by the Portfolio Manager as of September 30, 2024, using the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000. As of the date of this SAI, the Funds have not commenced operations and the Portfolio Manager did not beneficially own equity securities in the Funds.

Fund/Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund
Select Equity Fund
James Abate	G
Global Infrastructure Fund
James Abate	G

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage. In purchasing and selling the Funds’ portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker-dealers to execute the Funds’ portfolio transactions, consideration is given to a number of factors, including, without limitation: the price of the security; the rate of the commission; the size and difficulty of the order; the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers; the broker-dealers’ expertise in particular markets; the brokerage and research services they provide to the Adviser or the Fund; and other factors that may be specific to any particular transaction. It is not the policy of the Adviser to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by a Fund. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

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With respect to equity and fixed income securities, the Adviser may effect principal transactions on behalf of a Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The price a Fund pays to underwriters of newly-issued securities usually includes a concession paid by the issuer to the underwriter. The Adviser may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Adviser receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. The Adviser cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Adviser may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers.

When one or more brokers is believed capable of providing the best combination of price and execution, a Fund’s Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to a Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services. Portfolio securities will not be purchased from or sold to the Adviser or the Distributor, or any affiliated person or any of them acting as principal, except to the extent permitted by rule or order of the SEC.

The table below shows the aggregate brokerage commissions paid by each Fund as well as aggregate commissions paid to an affiliate of the Fund, the Adviser or distributor or an affiliate thereof. The data presented are for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

The following table shows the dollar amount of brokerage commissions paid by the Predecessor Funds on Fund transactions during fiscal periods ended September 30, 2022, September 30, 2023, and September 30, 2024.

Fund Name	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023	For the Fiscal Year Ended September 30, 2022
Select Equity Predecessor Fund	$196,835	$246,432	$352,677
Global Infrastructure Predecessor Fund	$6,396	$11,103	$30,916

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As of the fiscal year ended September 30, 2024, neither of the Predecessor Funds owned securities of their “regular brokers or dealers” or their parents.

Aggregated Trades

While investment decisions for each Fund are made independently from those for any other investment companies and accounts advised or managed by the Adviser, such other advisory clients may invest in the same securities as the Funds. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Adviser in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Adviser believes to be equitable to the participating Fund(s) and other participating investment companies or accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover

The portfolio turnover rate of a Fund is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund’s Shareholders.

For the fiscal years ended September 30, 2024 and September 30, 2023, the Predecessor Funds had the following portfolio turnover rates:

	Portfolio Turnover Rates
Fund	2024	2023
Select Equity Predecessor Fund	81%	93%
Global Infrastructure Predecessor Fund	10%	18%

REDEMPTION OF SECURITIES BEING OFFERED

Each Fund intends to pay all redemptions of its shares in cash. However, a Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. Each Fund, as a separate series of the Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which a Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner, as the Board deems fair and equitable. If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request. The Trust does not anticipate making redemptions-in-kind under normal circumstances.

The right to redeem shares or to receive payment with respect to any redemption of shares of a Fund may only be suspended (1) for any period during which trading on the NYSE is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the NAV of a Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Fund.

A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

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DISTRIBUTION PLANS

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (each a “12b-1 Plan” and collectively, the “12b-1 Plans”). See the section entitled “How to Purchase Shares – 12b-1 Plans” in the Prospectus. As required by Rule 12b-1, the 12b-1 Plans were approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plans. The 12b-1 Plans require that the Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the 12b-1 Plans and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing the operation of the 12b-1 Plans and in connection with their annual consideration of the renewal of the 12b-1 Plans.

Potential benefits of the 12b-1 Plans to the Funds include savings to the Funds in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the 12b-1 Plans must be approved by the Board annually.

Under the 12b-1 Plans, each Fund may annually expend up to 0.25% of its average daily net assets allocable to Advisor Class shares, and up to 0.10% of their average daily net assets allocable to Investor Class shares. Expenditures under the 12b-1 Plans may be used to pay for shareholder servicing or any activity primarily intended to result in the sale of those shares, provided that the Board has approved the category of expenses for which payment is being made. Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% per annum of the Fund’s Advisor Class of Shares’ average daily net assets and 0.10% per annum of the applicable Fund’s Investor Class Shares’ average daily net assets. Such expenditures may include, without limitation: (i) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Funds; (iii) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (iv) training sales personnel regarding the Funds; and (v) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares. The Funds do not participate in any joint distribution activities with other investment companies.

During the fiscal year ended September 30, 2024, the Select Equity Predecessor Fund, with respect to its Investor Class (now Advisor Class), made payments under the Plan in the amount of $514,290 for distribution and/or shareholder services, including advertising and intermediary fees.

During the fiscal year ended September 30, 2024, the Global Infrastructure Predecessor Fund, with respect to its Investor Class (now Advisor Class), made payments under the Plan in the amount of $62,117 for distribution and/or shareholder services, including advertising and intermediary fees.

SHAREHOLDER SERVICES

Systematic Withdrawal Program. A shareholder owning or purchasing shares of the Funds having a total value of $10,000 or more may participate in a systematic withdrawal program providing regular monthly or quarterly payments. An application form containing details of the Systematic Withdrawal Program is available upon request from the Funds’ transfer agent. The Program is voluntary and may be terminated at any time by the shareholders.

Income dividends and capital gain distributions on shares of the Funds held in a Systematic Withdrawal Program should be invested in additional shares of the relevant Fund at net asset value. A Systematic Withdrawal Program is not an annuity and does not and cannot protect against loss in declining markets. Amounts paid to a shareholder from the Systematic Withdrawal Program represent the proceeds from redemptions of Fund shares, and the value of the shareholder’s investment in the Funds will be reduced to the extent that the payments exceed any increase in the aggregate value of the shareholder’s shares (including shares purchased through reinvestment of dividends and distributions). If a shareholder receives payments that are greater than the appreciation in value of his or her shares, plus the income earned on the shares, the shareholder may eventually withdraw his or her entire account balance. This will occur more rapidly in a declining market. For tax purposes, depending upon the shareholder’s cost basis and date of purchase, each withdrawal will result in a capital gain or loss. See “Distributions” and “Federal Tax Considerations” in the Funds’ Prospectus and “Taxes” in this SAI.

The Funds offer certain shareholder services, which are designed to facilitate investment in their shares. Each of the options is described in the Funds’ Prospectus. All of these special services may be terminated by either the Funds or the shareholder without any prior written notice.

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Automatic Account Builder. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of a Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of a Fund. The investor’s bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to Automatic Account Builder participants.

Further information about these programs and an application form can be obtained from the Funds’ transfer agent.

DETERMINATION OF NET ASSET VALUE

The NAV per share of each Fund will be determined for each class of shares. The NAV per share of a given class of shares of a Fund is determined by calculating the total value of that Fund’s assets attributable to such class of shares, deducting its total liabilities attributable to such class of shares in conformance with the provisions of the plan adopted by the Funds in accordance with Rule 18f-3 under the 1940 Act and dividing the result by the number of shares of such class outstanding. The NAV of shares of each class of a Fund is normally calculated as of the close of regular trading on the NYSE on every day the NYSE is open for trading. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

Due to the fact that different expenses are charged to the Advisor Class, Institutional Class and Investor Class shares of a Fund, the NAV of the classes of a Fund may vary.

In determining a Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). If the NOCP is not available, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices on the primary exchange. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by Horizon and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where Horizon deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided, as described above, are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in certain foreign markets on certain Saturdays or other days that are not business days in New York, and on which a Fund’s NAV is not calculated. The Funds calculate NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when a Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

ANTI-MONEY LAUNDERING AND CUSTOMER IDENTIFICATION PROGRAMS

The USA PATRIOT Act requires financial institutions, including each Fund, to adopt certain policies and programs to prevent money laundering activities or the financing of terrorist activities, including procedures to verify the identity of customers opening new accounts. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

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TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to serve as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company.

Each Fund has elected and intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of a Fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities; (b) a Fund must distribute to its shareholders 90% of its ordinary income and net short-term capital gains; and (c) a Fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to no more than 5% of the fair market value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs) or of two or more issuers controlled by a Fund and engaged in the same, similar, or related trades or businesses.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organization requirements) for qualifying RIC status are determined at the Fund level.

If a Fund fails to satisfy the RIC requirements set forth above in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period.

If, in any taxable year, a Fund should not qualify as a RIC under the Code: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends paid or other distributions to its shareholders, and (2) that Fund’s distributions to the extent made out of a Fund’s current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), and may qualify for the deduction for dividends received by corporations. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a RIC in any given tax year.

Federal Excise Tax.

In addition, a Fund must declare and distribute dividends equal to at least 98% of its ordinary income (as of the twelve months ended December 31) and at least 98.2% of its net capital gain (as of the twelve months ended October 31), in order to avoid a 4% federal excise tax. Each Fund intends to make the required distributions, but they cannot guarantee that they will do so. The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Fund might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

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Distributions to Shareholders.

The Funds anticipate distributing substantially all of their investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions characterized as dividends paid to you out of the Fund’s current and accumulated earnings and profits generally may be characterized as ordinary income. A portion of these distributions may qualify for the dividends-received deduction when paid to certain corporate shareholders. Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. The Equity Premium Income Fund may make distributions when the Equity Premium Income Fund does not have any current or accumulated earnings and profits, as a result these distributions will be treated for tax purposes as a return of capital distribution and will not be subject to tax unless the amount of the distribution exceeds their basis in the Equity Premium Income Fund. Any return of capital distributions that are in excess of an investor’s basis in the Active Income Fund will be taxed at capital gains tax rates.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional Fund shares. All taxable dividends paid by the Fund, other than those designated as qualified dividend income or capital gains distributions, will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

A corporate shareholder may be entitled to take a deduction for income dividends received by it that are attributable to dividends received from a domestic corporation, provided that both the corporate shareholder retains its shares in the applicable Fund for more than 45 days and that Fund retains its shares in the issuer from whom it received the income dividends for more than 45 days. A distribution of net capital gain reflects a Fund’s excess of net long-term gains over its net short-term losses. A Fund must designate distributions of net capital gain and must notify shareholders of this designation within sixty days after the close of the Trust’s taxable year. A corporate shareholder of a Fund cannot use a dividends-received deduction for distributions of net capital gain.

Shareholders who hold Fund shares in a tax-deferred account, such as an individual retirement account (“IRA”), generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Funds will send shareholders information each year on the tax status of dividends and return of capital distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income and distributions of capital gains will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

Dividends attributable to a Fund’s ordinary income and net capital gain are taxable as such to shareholders in the year in which they are received except dividends declared in October, November, and December to the shareholders of record on a specified date in such a month and paid in January of the following year are taxable in the previous year.

Certain individuals, estates and trusts are required to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of the tax on net investment income on their ownership and disposition of the shares.

Sale, Exchange, or Repurchase of Shares.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period of Fund shares. An exchange of shares is generally treated as a sale and any gain may be subject to tax. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange, or repurchase. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Shareholders should note that, upon the sale of shares in a Fund, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

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The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholder in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering shareholder. On the other hand, shareholder holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Certain Tax Rules Applicable to Fund Transactions.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

At the time of purchase, a Fund’s NAV may reflect undistributed income or net capital gains. A subsequent distribution to shareholders of such amounts, although constituting a return of their investment, would be taxable either as dividends or capital gain distributions. For federal income tax purposes, the Funds are permitted to carry forward their net realized capital losses, if any, for eight years, and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains.

Pursuant to the Reorganization, the Predecessor Funds’ capital loss carry-forwards were transferred to the Funds. As of September 30, 2024, the Predecessor Funds had the following capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Select Equity Predecessor Fund	None	None	None
Global Infrastructure Predecessor Fund	$12,780,185	$14,632,651	$27,412,836

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by a Fund will be increased; if the result is a loss, the income dividend paid by a Fund will be decreased. Adjustments to reflect these gains and losses will be made at the end of a Fund’s taxable year.

Foreign Taxes.

Income received by a Fund from sources within various foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. Under the Code, if more than 50% of the value of a Fund’s total assets at the close of its taxable year comprises securities issued by foreign corporations, a Fund may file an election with the Internal Revenue Service (the “IRS”) to “pass through” to that Fund’s shareholders the amount of any foreign income taxes paid by that Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by a Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

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Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Backup Withholding.

A Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (currently 24%) of taxable dividends or gross proceeds realized upon a sale to shareholders who: (i) have failed to provide a correct tax identification number in the manner required, (ii) are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or (iv) are “exempt recipients.”

State and Local Taxes.

Depending upon the extent of a Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Foreign Shareholders.

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. shareholders (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts, and estates). Non-U.S. shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of a Fund including the likelihood that taxable distributions to them (including any deemed distributions with respect to a repurchase offer) would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors).

Dividends paid by a Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Form W-8 BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals), Form W-8 BEN-E, Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities), or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files a Form W-8 ECI, Certificate of Foreign Person’s Claim That Income Is Effectively Connected With the Conduct of a Trade or Business in the United States, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by a Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners, or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities, or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide that Fund with appropriate certifications or other documentation concerning its status under FATCA.

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Tax Shelter Reporting Regulations.

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886, Reportable Transaction Disclosure Statement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the requirement to report the gross proceeds from the sale of shares in a Fund, a Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, a Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares in a Fund. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Prospective investors should consult with their own tax advisors regarding the application of these provisions to their situation.

ORGANIZATION OF THE TRUST

The Trust is organized as a Delaware business trust. As a Delaware business trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of a Fund; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than two-thirds of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than two-thirds of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

In the event of a liquidation or dissolution of the Trust or a Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular Fund, the Board shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable. Shareholders of all series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule 18f-2 also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares of all series of the Trust have equal voting rights and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders. The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the Funds’ independent registered public accounting firm and is responsible for auditing the financial statements of the Funds.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds and the offer and sale of the Funds’ shares has been provided by Kilpatrick Townsend & Stockton LLP, 1001 West 4th Street, Winston-Salem, North Carolina 27101.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended September 30, 2024 for the Predecessor Funds are included in the Predecessor Funds’ Annual Report, which was filed with the SEC on December 6, 2024, as part of the Predecessor Fund’s filing on Form N-CSR and is incorporated into this SAI by reference and have been audited by Cohen & Company, Ltd., the independent registered public accounting firm to the Predecessor Fund, whose report also appears in the Annual Report and is also incorporated by reference herein. The Funds’ Annual Report will be available, without charge, upon request by calling the Funds at 1-855-754-7932 or on the EDGAR database by visiting the SEC’s website at http://www.sec.gov.

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APPENDIX A

Proxy Voting Policy

of

Horizon Funds

The Board of Trustees of Horizon Funds (the “Trust”) has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how each series of the Trust (each a “Fund”) votes proxies relating to its portfolio securities. Under the Trust’s Proxy Voting Policy, the Board has, subject to its oversight, delegated to Horizon Investments, LLC (the “Adviser”) the following duties: (1) to make the proxy voting decisions for the Trust, subject to the exceptions described below; and (2) to assist the Trust in disclosing their respective proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, as amended (“1940 Act”) (the “Proxy Duties”).

The Trust’s CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Trust.

A.	General

The Board and the Trust believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Adviser

The Board and the Trust believe that the Adviser is in the best position to make individual voting decisions for the Trust consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

1.	to make the proxy voting decisions for the Trust, in accordance with the Adviser’s Proxy Voting Policy (the “Adviser Voting Policy”); and

2.	to assist the Trust in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including (a) categorizing the subject matter of each of the reported proxy voting matters using the categories specified in Form N-PX, and (b) providing the information for each matter with respect to which the Trust is entitled to vote, as required by Form N-PX, including: (i) information identifying the matter voted on; (iii) whether the matter was proposed by the issuer or by a security holder; (iv) whether and how the Trust cast its vote; (v) whether the Trust cast its vote for or against management; (vi) the number of shares that were voted and how they were voted, and (vii) the number of shares that the Trust loaned and did not recall.

The Board, including a majority of the Independent Trustees of the Board, must approve the Adviser Voting Policy as it relates to the Trust. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

C.	Delegation to Sub-Adviser.

The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by a Fund to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”). If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines. As used in these Policies and Procedures, the term “Adviser” includes any and all Sub-Advisers.

D.	Conflicts

In cases where a matter with respect to which the Trust was entitled to vote presents a conflict between the interest of the Trust’s shareholders, on the one hand, and those of the Adviser, or an affiliated person of the Trust, or the Adviser, on the other hand, the Trust shall always vote in the best interest of the Trust’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Trust’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board, including a majority of the Independent Trustees of the Board.

A-1

E.	Disclosure

The Adviser will ensure that the Trust discloses in its annual and semi-annual reports to shareholders that a description (or copy) of the Trust’s proxy voting policies and procedures is available without charge, upon request by calling a specified toll-free telephone number and by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

The Adviser will file the Trust’s complete proxy voting record with the SEC on Form N-PX on an annual basis, by not later than August 31, of each year. The Trust will also disclose in its annual and semi-annual reports to shareholders that its proxy voting record is available without charge, upon request by calling a specified toll-free telephone number and by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust must send the information disclosed in the Trust’s most recently filed Form N-PX within three business days of receipt of a request.

A-2

APPENDIX B

Proxy Voting Policy

of

Horizon Investments, LLC (“Horizon”)

For separately managed accounts, Horizon generally does not vote proxies. However, Horizon votes proxies for the mutual funds (the “Funds”) and Collective Investment Trusts (“Collectives”, and together with the Funds, "Funds Clients") it advises, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

Horizon, as a matter of policy and practice, has no authority to vote proxies on behalf of advisory clients unless otherwise agreed to in writing. Horizon’s policy of having no proxy voting responsibility is disclosed to its advisory clients. However, Horizon may agree to vote proxies for Fund Clients and may, with the approval of the particular Fund Client’s Board, delegate to a sub-adviser for the applicable Fund Client the obligation to vote such proxies. Horizon may retain third party proxy voting services for a variety of proxy-related services. These services may include research, tracking, voting, proxy guidelines, and reporting, among others. Horizon’s general policy with respect to its proxy and corporate action obligations are set forth below.

Procedure

Horizon has adopted the following procedures to implement the firm’s policy:

●	Horizon discloses its proxy voting policy of generally not having proxy voting authority in the firm’s Form ADV Part 2A Disclosure Brochure.

●	Horizon’s advisory agreements with natural person clients provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

Proxies for Fund Clients

Horizon serves as investment adviser to certain Fund Clients. To the extent that a Fund Client’s portfolio contains common stock or other securities of issuers that are not Underlying Funds, proxies received from such issuers will be voted in accordance with Horizon’s Proxy Voting Guidelines (“Guidelines”), set forth below.

Notwithstanding the foregoing, Fund Clients may be “funds of funds”, meaning that these Fund Clients pursue their investment goals by investing primarily in other investment companies that are not affiliated with Horizon (“Underlying Funds”). Consistent with certain requirements applicable to Fund Clients under Section 12(d)(1)(F) of the Investment Company Act, it is the policy of Horizon to vote all proxies received from the Underlying Funds in the same proportion that all other shares of the Underlying Funds are voted (i.e., “mirror” or “echo” voting), or in accordance with instructions received from Underlying Fund shareholders, pursuant to Section 12(d)(1)(F) of the Investment Company Act. After voting, the proxy materials are maintained for future reference.

Proxy Voting Guidelines

Horizon has adopted and implemented the following Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation.

In light of Horizon’s fiduciary duties, and given the complexity of the issues that may be raised in connection with proxy votes, Horizon has retained Institutional Shareholder Services Inc. (“ISS”) to assist in the coordination and voting of client proxies, which specializes in providing a variety of fiduciary-level proxy-related services to investment managers, to assist in the coordination and voting of client proxies. The services provided to Horizon will include timely delivery of meeting and record date information; proxy analysis through an electronic web-based vote execution platform; and detailed recordkeeping needs of Horizon’s proxy voting function.

ISS votes Horizon’s advisory clients’ proxies in accordance with Horizon’s proxy guidelines or Horizon’s specific instructions. Where a Fund Client has given specific instructions as to how a proxy should be voted, Horizon will notify ISS to carry out those instructions. Where no specific instruction exists, Horizon will follow the procedures in voting the proxies set forth in this document.

1

A copy of Horizon’s current specific voting guidelines with respect to certain categories of proxy votes is attached hereto as Schedule 1.

The CCO or the CCO’s designee is responsible for managing the relationship with ISS and for ensuring that proxies are being properly voted and that ISS is retaining appropriate proxy voting records regarding the same.

Proxies solicited by issuers other than Underlying Funds (whose proxies may be voted consistent with other shareholders as discussed above) are voted in accordance with the predetermined guidelines of ISS, unless the Fund Client directs Horizon to vote differently on a specific proxy or specific categories of proxies.

Although the majority of proxy proposals can be handled in accordance with Horizon’s established proxy policies, Horizon recognizes that some proposals require special consideration that may dictate that exceptions are made to its general procedures. In this regard, Horizon recognizes that under certain circumstances where Horizon is required to vote a proxy without the assistance of ISS, such as where the Guidelines do not address a particular category of proxy or where ISS is otherwise unable to provide a recommendation, Horizon may have a conflict of interest in voting proxies on behalf of a Fund Client. Such circumstances may include, but are not limited to, situations where Horizon or one or more of its affiliates, including, without limitation, officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Horizon personnel should identify such conflicts and bring them to the attention of the Fund Client’s Board. In such a case, the Fund Client’s Board will then determine whether the conflict is “material” based on whether, under the facts and circumstances of the case, the conflict has the potential to influence Horizon’ s decision-making in voting the proxy. If the Fund Client’s Board determines that the conflict is material, then: (i) the Fund Client’s Proxy Voting Committee will vote the proxy; or (ii) at the Board’s direction, Horizon shall vote the proxy based upon the recommendation of the Board or its designee. Horizon will keep a record of all materiality decisions and report them to the Fund Client’s Board on an annual basis.

Horizon is not required to vote a proxy for a Fund Client if Horizon reasonably determines that refraining from voting the proxy is in the best interest of the Fund Client, such as when the cost to the Fund Client of voting the proxy exceeds the expected benefit to the Fund Client.

Oversight of Proxy Services

Horizon will periodically evaluate the performance of ISS in performing proxy services. The SEC has provided guidance that evaluations of proxy services should include:

●	Evaluating whether the proxy service has adequate policies and procedures to identify, disclose and address conflicts of interest, including conflicts arising from recommendations and services to issuers or proponents of shareholder proposals that may be the subject of a vote, or affiliations with third parties that have significant influence over the proxy service (such as lenders or shareholders). In this regard, an adviser should consider the proxy service’s policies for disclosing actual and potential conflicts to the adviser and any technology used by the proxy service to facilitate such disclosure.
●	Evaluating whether the proxy service has the capacity and competency to adequately analyze the matters for which it is responsible, including the proxy service’s staffing, personnel and technology.
●	Reviewing proxy voting guidelines to ensure that they are reasonably designed to vote proxies in the best interest of each client.
●	Evaluating whether proxies are being voted in a manner consistent with proxy voting guidelines, which may be performed by sampling votes before or after votes are cast.
●	To the extent an adviser becomes aware of any potential factual errors, incompleteness or methodological weaknesses in the proxy service’s analysis that it deems credible and relevant to its voting decisions, assessing the extent to which any pf the foregoing materially affected the proxy service’s research or recommendations.
●	Evaluating any material changes in the services provided by, or the operations of, the proxy service to ensure that the proxy service continues to vote proxies in the best interest of clients.

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Record Keeping

In accordance with Rule 204-2 under the Act, Horizon will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) proxy statements received regarding client securities (provided however, that Horizon may rely on the proxy statement filed on EDGAR as its records); (iii) a record of votes cast on behalf of clients; (iv) records of client requests for proxy voting information; (v) documents prepared by Horizon that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Horizon describes its proxy voting policies and procedures in its Part 2A of Form ADV for (or other brochure fulfilling the requirement of Rule 204-3), which description will inform clients that they may obtain information on how their securities were voted or a copy of Horizon’s Policies and Procedures by written request addressed to Horizon. Horizon will coordinate with mutual fund Clients to assist in the provision of applicable information required to be filed by on Form N-PX.

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PART C

OTHER INFORMATION

ITEM 16: INDEMNIFICATION

Reference is made to Article VII, Sections 2 and 3 of the Registrant’s Declaration of Trust with respect to the Registrant. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16: EXHIBITS

(1)(a)     Declaration of Trust was previously filed with the Registrant’s Initial Registration on Form N-1A on June 2, 2015 and is incorporated by reference.

(1)(b)     Certificate of Trust was previously filed with the Registrant’s Initial Registration on Form N-1A on June 2, 2015 and is incorporated by reference.

(2)         By-Laws were previously filed with the Registrant’s Initial Registration on Form N-1A on June 2, 2015 and is incorporated by reference.

(3)         Not Applicable.

(4)         Form of Agreement and Plan of Reorganization is filed as Appendix A to the Proxy Statement and Prospectus set forth in Part A of this Registration Statement on Form N-14.

(5)         Provisions of instruments defining the rights of holders of the securities by registered are contained in the Registrant’s Certificate of Trust, Declaration of Trust and By-Laws.

(6)         Investment Advisory Contracts

(a) Investment Advisory Agreement between the Registrant, on behalf of the Horizon Active Asset Allocation Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(b)Investment Advisory Agreement between the Registrant, on behalf of the Horizon Active Dividend Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(c) Investment Advisory Agreement between the Registrant, on behalf of the Horizon Active Income Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(d) Investment Advisory Agreement between the Registrant, on behalf of the Horizon Active Risk Assist Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(e) Investment Advisory Agreement between the Registrant, on behalf of the Horizon Defined Risk Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(f) Investment Advisory Agreement between the Registrant, on behalf of the Horizon ESG Defensive Core Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(g) Investment Advisory Agreement between the Registrant, on behalf of the Horizon U.S. Defensive Equity Fund, and Horizon Investments, LLC was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(h) Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon U.S. Defensive Small/Mid Cap Fund, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A on October 3, 2022 and is incorporated by reference.

(i) Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Tactical Fixed Income Fund, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A on October 3, 2022 and is incorporated by reference.

(j) Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Expedition Plus ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(k) Form of Investment Advisory Agreement between the Registrant, on behalf of the Horizon Landmark Liquidity ETF, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(l) Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Expedition Plus ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(m) Form of Sub-Advisory Agreement between the Registrant, on behalf of the Horizon Landmark Liquidity ETF, Exchange Traded Concepts, LLC and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(n) Form of Investment Advisory Agreement between the Registrant, on behalf of the Centre American Select Equity Fund, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A on November 19, 2024 and is incorporated by reference.

(o) Form of Investment Advisory Agreement between the Registrant, on behalf of the Centre Global Infrastructure Fund, and Horizon Investments, LLC, was previously filed with Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A on November 19, 2024 and is incorporated by reference.

(7) Distribution Agreements

(a) Distribution Agreement between the Registrant and Quasar Distributors, LLC effective as of September 30, 2021 (Novation Agreement) was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(b) ETF Distribution Agreement between the Registrant and Quasar Distributors, LLC, effective as of December 10, 2024, previously filed with the Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A on January 14, 2025, is hereby incorporated by reference.

(c) Form of Authorized Participant Agreement, was previously filed with Post-Effective Amendment No. 42 to its Registration Statement on Form N-1A on November 1, 2024 and is incorporated by reference.

(8) Not Applicable.

(9) Custody Agreements

(a) Custody Agreement between the Registrant and U.S. Bank National Association was previously filed with Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A on January 29, 2016 and is incorporated by reference.

(b) Form of First Amendment to Custody Agreement was previously filed with Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A on October 7, 2016 and is incorporated by reference.

(c) Second Amendment to the Custody Agreement dated January 23, 2019 was previously filed with Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A on March 29, 2019 and is incorporated by reference.

(c) Form of Third Amendment to the Custody Agreement was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(d) Fourth Amendment to the Custody Agreement dated June 25, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(e) Fifth Amendment to the Custody Agreement dated December 19, 2019 was previously filed with Post-Effective Amendment No. 27 to its Registration Statement on Form N-1A on March 27, 2020 and is incorporated by reference.

(f) Sixth Amendment to the Custody Agreement dated March 8, 2022 was previously filed with Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A on March 29, 2022 and is incorporated by reference.

(g) Seventh Amendment to the Custody Agreement dated December 20, 2022, was previously filed with Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A on March 29, 2023 and is incorporated by reference.

(h) Custody Agreement for Horizon Expedition Plus ETF and Horizon Landmark Liquidity ETF, dated as of January 17, 2025, previously filed with Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A on January 28, 2025, is hereby incorporated by reference.

(10) Distribution Plan and Rule 18f-3 Plan

(a) Distribution Plan pursuant to Rule 12b-1, was previously filed with Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A on March 29, 2023 and is incorporated by reference.

(b) Amended and Restated Distribution Plan pursuant to Rule 12b-1 was previously filed with Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A on November 19, 2024 and is incorporated by reference.

(c) Rule 18f-3 Multiple Class Plan was previously filed with Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A on June 25, 2019 and is incorporated by reference.

(d) Amended and Restated Rule 18f-3 Multiple Class Plan was previously filed with Post-Effective Amendment No. 43 to its Registration Statement on Form N-1A on November 19, 2024 and is incorporated by reference.

(11) Form of opinion and Consent of Legal Counsel as to the legality of the securities being registered is filed herewith.

(12) Form of opinion and consent as to tax matters is filed herewith.

(13) copies of all material contracts of the registrant not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement

(14) Consent of independent registered public accounting firm is filed herewith.

(15) Not Applicable.

(16) Powers of Attorney (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File no. 333-284170) filed on January 7, 2025)

(17) Form of Proxy Cards is filed herewith.

ITEM 17: UNDERTAKINGS

1.       The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.       The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.       The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Charlotte, State of North Carolina, on the 6th day of February, 2025.

Horizon Funds

By:	/s/ John Drahzal
John Drahzal
President

As required by the Securities Act of 1933, this registration statement has been signed on the 6th day of February, 2025.

by the following persons in the capacities set forth below.

Signature	Title	Date

/s/ John Drahzal	President and Trustee	February 6, 2025
John Drahzal

John W. Davidson*	Trustee	February 6, 2025
John W. Davidson

Todd W. Gaylord*	Trustee	February 6, 2025
Todd W. Gaylord

Thomas W. Okel*	Trustee	February 6, 2025
Thomas W. Okel

/s/ Steve Terry	Treasurer	February 6, 2025
Steve Terry

*By	/s/ Matthew Chambers
Matthew Chambers

As Attorney-in-Fact pursuant to Powers of Attorney

Exhibit Index

Form of opinion and Consent of Legal Counsel as to the legality of the securities being registered	(11)
Form of Opinion and Consent of Legal Counsel as to tax matters	(12)
Consent of Independent Registered Public Accounting Firm	(14)
Form of Proxy Cards	(17)